Execution Copy




                          $950,000,000

                   NINE-MONTH CREDIT AGREEMENT

                  ____________________________

                            IBP, inc.

                               and

                     BANK OF AMERICA, N.A.,

                      as Syndication Agent

                               and

                 U.S. BANK NATIONAL ASSOCIATION,

                     As Administrative Agent

                           Arranged By

                 BANC OF AMERICA SECURITIES LLC,

             as Sole Lead Arranger and Book Manager



                  DATED AS OF December 20, 2000


                         TABLE OF CONTENTS

                                                                   Page
                                                                   ----
1.   DEFINITIONS                                                     1

     1.1  Accounting Terms                                           1
     1.2  Other Terms                                                1

2.   THE COMMITTED LOAN FACILITY                                    17

     2.1  The Committed Loans.                                      17
     2.2  Borrowing Procedure.                                      17
     2.3  The Committed Loan Notes                                  18
     2.4  Payment of Principal of Committed Loans; PrePayments      19
     2.5  Interest on Committed Loans                               19
     2.6  Conversions and Refunding of Committed Loans              19
     2.7  Interest Payments on Committed Loans                      20
     2.8  Number of Base Rate Loans and LIBOR Loans Outstanding     20
     2.9  Inability to Determine Rate                               20
     2.10 Illegality:  Termination of Commitment                    21
     2.11 Application of Prepayments                                21

3.   THE ACCEPTANCE FACILITY                                        22

     3.1  Acceptance Commitment.                                    22
     3.2  Notice of Drawing                                         22
     3.3  Preparation of Drafts and Creation of Acceptances         22
     3.4  Acceptance Obligation of the Company                      23
     3.5  Prepayment                                                24
     3.6  Participations in Acceptances.                            24

4.   THE BID LOAN FACILITY                                          25

     4.1  The Bid Loan Facility                                     25
     4.2  Bid Loan Tender Request Notice                            25
     4.3  Invitation to Tender for Bid Loans                        26
     4.4  Submission and Contents of Bid Loan Tenders.              26
     4.5  Notice to the Company                                     27
     4.6  Acceptance and Rejection of Bid Loan Tenders.             27
     4.7  Making the Bid Loans                                      29
     4.8  The Bid Loan Notes                                        29
     4.9  Interest on Bid Loans                                     29
     4.10 Payments and Prepayments of Bid Loans                     29
     4.11 Reborrowings                                              30

5.   [RESERVED]                                                     30


6.   [RESERVED]                                                     30

                         TABLE OF CONTENTS
                              (cont.)
                                                                   Page
                                                                   ----
7.   THE FACILITIES IN GENERAL                                      30

     7.1  Payments.                                                 30
     7.2  Interest on Overdue Payments                              31
     7.3  Indemnification                                           32
     7.4  Adjustments of Revolving Commitments                      32
     7.5  Determinations of Rates                                   32
     7.6  Mandatory Prepayments                                     33
     7.7  Mandatory  Prepayments  With  Respect  to  Outstanding
          Acceptances                                               33
     7.8  Capital Adequacy                                          33
     7.9  Charges:  Legal Restrictions                              34
     7.10 Replacement Banks                                         35
     7.11 Funding                                                   36
     7.12 Fees.                                                     36

8.   REPRESENTATIONS AND WARRANTIES                                 36

     8.1  Subsidiaries                                              36
     8.2  Existence and Power                                       37
     8.3  Authority                                                 37
     8.4  Binding Agreement                                         37
     8.5  Litigation                                                37
     8.6  No Conflicting Agreements                                 38
     8.7  Taxes                                                     38
     8.8  Financial Statements                                      38
     8.9  Compliance with Applicable Laws; Environmental Matters    39
     8.10 Property                                                  40
     8.11 Federal Reserve Regulations                               40
     8.12 No Misrepresentation                                      40
     8.13 Employee Benefit Plans.                                   40
     8.14 Investment Company Act                                    41
     8.15 Public Utility Holding Company Act                        41

9.   CONDITIONS OF LENDING -- INITIAL CREDIT EXTENSIONS             41

     9.1  Evidence of Execution and Corporate Action.               41
     9.2  Opinion of Company Counsel                                42
     9.3  Other Instruments and Documents                           42
     9.4  Other Agreements                                          42
     9.5  Fees                                                      42

10.  CONDITIONS OF LENDING -- ALL CREDIT EXTENSIONS                 42

     10.1 All Credit Extensions                                     42
     10.2 Committed Loans                                           43
     10.3 Bid Loans                                                 43
     10.4 Acceptances                                               43

                         TABLE OF CONTENTS
                              (cont.)

                                                                   Page
                                                                   ----
11.  AFFIRMATIVE COVENANTS                                          43

     11.1 Preservation of Corporate Existence, Etc                  43
     11.2 Taxes                                                     43
     11.3 Insurance                                                 44
     11.4 Maintenance of Properties                                 44
     11.5 Compliance with Laws, Etc                                 44
     11.6 Financial Statements and Other Information                44
     11.7 Inspections:  Discussions                                 46
     11.8 Books and Records                                         46
     11.9 Use of Proceeds of Loans                                  46
     11.10 Environmental Laws                                       46

12.  NEGATIVE COVENANTS                                             46

     12.1 [Reserved].                                               47
     12.2 [Reserved].                                               47
     12.3 Minimum Debt Service Coverage                             47
     12.4 Maximum Total Fixed Asset Debt and
          Total Senior Fixed Asset Debt to Consolidated
          Adjusted Net Worth Ratios.                                47
     12.5 [Reserved].                                               47
     12.6 Debt in Subsidiaries                                      47
     12.7 Restricted Payments                                       47
     12.8 Liens; Sale of Accounts Receivable                        47
     12.9 Mergers, Consolidations or Asset Sales                    48
     12.10 Obligations as Lessee                                    48
     12.11 Short-Term Investments, Loans, Etc                       49
     12.12 Transactions with Affiliates                             49
     12.13 Nature of Business                                       49

13.  DEFAULT                                                        50

     13.1 Events of Default                                         50
     13.2 Waiver of Defaults                                        53

14.  THE AGENTS                                                     54

     14.1 Appointment                                               54
     14.2 Delegation of Duties, Etc                                 54
     14.3 Indemnification                                           54
     14.4 Exculpatory Provisions                                    54
     14.5 Agents in Their Individual Capacity                       55
     14.6 Knowledge of Default                                      55
     14.7 Resignation and Removal of Administrative Agent           55
     14.8 Requests to the Administrative Agent                      56
     14.9 Other Dealings                                            56

                         TABLE OF CONTENTS
                              (cont.)

                                                                   Page
                                                                   ----
     14.10 Calculations                                             56
     14.11 Availability of Funds                                    57

15.  NOTICES                                                        57

     15.1 Notices, Etc                                              57
     15.2 Notices by Administrative Agent or a Bank                 57
     15.3 Telephonic Notices, Authority to Act                      58

16.  EXCESS PAYMENTS                                                58


17.  AMENDMENTS AND WAIVERS                                         58


18.  OTHER PROVISIONS                                               59

     18.1 Successors and Assigns.                                   59
     18.2 No Waiver of Rights by the Banks                          61
     18.3 Headings; Plurals                                         62
     18.4 Counterparts                                              62
     18.5 Severability                                              62
     18.6 Integration                                               62
     18.7 Successors and Assigns; Survival of Representations and
          Warranties                                                62
     18.8 APPLICABLE LAW; WAIVER OF TRIAL BY JURY                   62
     18.9 Interest                                                  63
     18.10 Confidentiality                                          63
     18.11 Banks' Representations                                   64
     18.12 Change in Accounting Principles                          64
     18.13 Reference Banks                                          64
     18.14 Transfer of Credit Documents                             64
     18.15 CONSENT TO JURISDICTION                                  65

19.  COSTS                                                          65

     19.1 Costs and Expenses                                        65
     19.2 Taxes                                                     66
     19.3 Indemnification by the Company                            66
     19.4 Survival                                                  66

                            TABLE OF CONTENTS
                                 (cont.)


SCHEDULE 1  Notice Information
SCHEDULE 2  Environmental Disclosure
SCHEDULE 3  Plans
EXHIBIT A   Revolving Commitments
EXHIBIT B   [Reserved]
EXHIBIT C   [Reserved]
EXHIBIT D   [Reserved]
EXHIBIT E   Form of Bid Loan Tender
EXHIBIT F   Form of Bid Loan Tender Request Notice
EXHIBIT G   [Reserved]
EXHIBIT H   Form of Invitation to Tender for Bid Loans
EXHIBIT I   Form of Opinion of General Counsel of the Company
EXHIBIT J   Form of Subordination Provisions
EXHIBIT K   Form of Borrowing Request
EXHIBIT L   Form of Committed Loan Note
EXHIBIT M   Form of Notice of Drawing
EXHIBIT N   Form of Draft
EXHIBIT O   Form of Notice of Creation of Acceptance and
            Grant of Acceptance Participations
EXHIBIT P   Form of Bid Loan Note
EXHIBIT Q   IBP, inc.  Subsidiaries

                   NINE-MONTH CREDIT AGREEMENT

     THIS NINE-MONTH CREDIT AGREEMENT (the "Agreement"), is made and dated as of December 20, 2000, by and among IBP, inc., a Delaware corporation (the "Company"), the BANKS signatories hereto and any other financial institution which hereafter becomes a party hereto (each a "Bank" and, collectively, the "Banks"), BANK OF AMERICA, N.A. as Syndication Agent (in such capacity, the "Syndication Agent"), and U.S. BANK NATIONAL ASSOCIATION as Administrative Agent for the Banks (in such capacity, the "Administrative Agent").

                            RECITALS

     A. The Company desires (i) to obtain a commitment from each of the Banks to make loans to the Company and to risk participate in bankers acceptances drawn by the Company on a revolving basis and (ii) to have an uncommitted bid facility providing for loans.

     B. The Banks are willing to extend such commitments to the Company and to make such bid facility available on the terms and subject to the conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.   DEFINITIONS

     1.1 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with Generally Accepted Accounting Principles as in effect from time to time, including, without limitation, applicable statements, bulletins and interpretations issued by the Financial Accounting Standards Board and bulletins, opinions, interpretations and statements issued by the American Institute of Certified Public Accountants
or  its  committees.   When  used  herein,  the  term  "financial
statements" shall include the notes and schedules thereto, but need not include such notes or schedules when used in reference to such statements of any Person as of any date other than the end of a fiscal year of such Person.

     1.2 Other Terms. The following terms used in this Agreement and in any exhibits annexed hereto shall have the following meanings unless the context otherwise requires.

          "Absolute  Rate" shall have the meaning  set  forth  in
Section 4.4(b).

          "Absolute Rate Loan" shall mean a Bid Loan bearing interest based upon an Absolute Rate.

          "Acceptance" shall mean a Draft that is eligible for discount pursuant to paragraph 7 of Section 13 of the Federal
Reserve Act and that has been duly accepted by the Administrative
Agent pursuant to Section 3.

          "Acceptance Availability Period" shall mean the period from the Effective Date to the Maturity Date.

          "Acceptance Commission" shall have the meaning set forth in Section 3.3.

          "Acceptance Obligation" shall mean the obligation of the Company with respect to matured Acceptances as set forth in
Section 3.4.

          "Acceptance Participant" shall have the meaning set forth in Section 3.6(a).

          "Acceptance Participation" shall have the meaning set forth in Section 3.6(a).

          "Accountants"   shall  mean  a  firm   of   independent
certified public accountants of recognized national standing selected by the Company.

          "Accumulated Funding Deficiency" shall have the meaning assigned to that term in Section 412 of the Code.

          "Administrative  Agent" shall mean U.S.  Bank  National
Association,  or  any  successor thereto  appointed  pursuant  to
Section 14.7.

          "Affiliate" shall mean, when used with reference to any Person, a Person (other than a Consolidated Subsidiary) which directly or indirectly controls, is controlled by, or is under common control with, such other Person. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

          "Agent" shall mean the Administrative Agent or the Syndication Agent (collectively, the Agents").

          "Aggregate Outstandings" shall mean at the time of any determination:

          (a) with respect to a Bank, the sum of (i) the aggregate unpaid principal amount of all Committed Loans made by such Bank, (ii) such Bank's Pro Rata Share of the sum of the aggregate unpaid face amount of all outstanding unmatured Acceptances and the aggregate amount of all outstanding Acceptance Obligations, and
     (iii) the aggregate unpaid principal amount of all Bid Loans made by such Bank, and

          (b) with respect to all Banks, the sum of the Aggregate Outstandings of all Banks.

          "Aggregate Revolving Commitment" shall mean the sum of the Revolving Commitments set forth in Exhibit A hereto, as the same may be adjusted as herein provided.

          "Allowable Working Capital" shall mean, as of the date of any determination, 85% of the amount by which (i) the amount determined pursuant to clause (a) of the definition of
Consolidated Current Assets exceeds (ii) Consolidated Current Liabilities less any current maturities of Funded Debt and Short-Term Borrowing of the Company and its Consolidated Subsidiaries included therein.



                                2


          "Applicable Base Rate" shall mean on any day  the  Base
Rate on such day plus the Applicable Margin.

          "Applicable LIBO Rate" shall mean with respect to any LIBOR Loan for the applicable Interest Period, the rate per annum
(rounded upward, if necessary, to the next higher 1/10,000 of 1%) equal to the LIBO Rate plus the Applicable Margin.

          "Applicable Margin" shall mean:

          (a)  with respect to Base Rate Loans, 0%; and

          (b) with respect to LIBOR Loans and Acceptances (A) 0.85% if Level I Status exists on the applicable day from the initial Borrowing Date through January 31, 2001, (B) 1.05% if Level II Status exists on the applicable day from the initial Borrowing Date through January 31, 2001, (C) 0.60% if Level I Status exists on the applicable day on or after February 1, 2001, (D) 0.80% if Level II Status exists on the applicable day on or after February 1, 2001.

          "Arranger" shall mean Banc of America Securities LLC.

          "Bank of America" shall mean Bank of America, N.A..

          "Base Rate" means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by U.S. Bank National Association as its "prime rate." Such rate is a rate set by U.S. Bank National Association based upon various factors including U.S. Bank National Association's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by U.S. Bank National Association shall take effect at the opening of business on the day specified in the public announcement of such change.

          "Base Rate Loans" shall mean all Committed Loans bearing interest at a rate based upon the Base Rate.

            "Bid Loan" shall mean a loan advance by a Bank to the Company as part of a Bid Loan Borrowing resulting from the auction bidding procedure described in Section 4.

          "Bid Loan Borrowing" shall mean a borrowing consisting of simultaneous Bid Loans from each of the Banks whose offer to make a Bid Loan as part of such borrowing has been accepted by the Company under the auction procedure described in Section 4.

          "Bid Loan Facility" shall mean the uncommitted facility granted by the Banks to the Company pursuant to Section 4 under which the Company may request the Banks to make Bid Loans and the Banks may make offers to make Bid Loans.

          "Bid  Loan  Note" shall have the meaning set  forth  in
Section 4.8.


                                    3


          "Bid Loan Tender" shall mean the offer or offers of a Bank pursuant to Section 4.4 to make Bid Loans in a specified principal amount at a specified interest rate in the form of Exhibit E hereto.

          "Bid Loan Tender Request Notice" shall mean a notice substantially in the form of Exhibit F hereto given by the Company pursuant to Section 4.2.

          "Borrowing  Date" shall have the meaning set  forth  in
(i)  Section 2.2 with respect to Committed Loans and (ii) Section
4.2 with respect to Bid Loans.

          "Borrowing Request" shall have the meaning set forth in
Section 2.2.

          "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which commercial banks in Minneapolis, Minnesota, Chicago, Illinois, or New York, New York are authorized or required by law or other governmental action to close.

          "Change of Control" shall mean, with respect to the Company, an event or series of events by which:

          (a) consummation of the proposed merger of the Company with Rawhide Acquisition Corporation or an Affiliate thereof or consummation of the acquisition of the shares of the Company by Smithfield Foods, Inc. or Tyson Foods, Inc.; or

          (b) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of the Company or its subsidiaries, or any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), including, without limitation, Smithfield Foods, Inc. or Tyson
     Foods, Inc., becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of greater than 50% of the equity interests of the Company; or

          (c) during any period of 12 consecutive months, a majority of the members of the board of directors of the Company cease to be composed of individuals (i) who were members of that board on the first day of such period, (ii) whose election or nomination to that board was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board, or (iii) whose election or nomination to that board was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board.

          "Code" shall mean the Internal Revenue Code of 1986, as amended, as from time to time in effect.

          "Commitment" shall mean, with respect to any Bank, such Bank's Revolving Commitment.



                                 4


          "Committed  Loan" shall have the meaning set  forth  in
Section 2.1.

          "Committed Loan Note" shall have the meaning set forth in Section 2.3.

          "Company" shall have the meaning set forth in the introduction to this Agreement.

          "Consolidated Adjusted Net Worth" shall mean, as of the date of any determination, the sum of the amounts set forth on the consolidated balance sheet of the Company and its Consolidated Subsidiaries as shareholders' equity as determined in accordance with Generally Accepted Accounting Principles.

          "Consolidated Cash Flow" shall mean, for any period and calculated based upon any four of the five consecutive fiscal quarters immediately preceding the date of calculation, at the option of the Company, an amount equal to (x) the sum of (i) net income before income taxes, (ii) non-cash expenses, and (iii) interest expense (excluding accretion relating to zero coupon notes and the amortization of deferred financing costs, premiums or discounts) less (y) non-cash income, all determined for the Company and its Consolidated Subsidiaries on a consolidated basis in accordance with Generally Accepted Accounting Principles consistently applied.

          "Consolidated  Current Assets" shall mean,  as  of  the
date of any determination, the total of (a) all assets of the Company and its Consolidated Subsidiaries which properly may be classified as current assets in accordance with Generally Accepted Accounting Principles on a consolidated basis, after eliminating all inter-company items, provided that notes and accounts receivable shall be included only if due and payable within one year from the date as of which Consolidated Current Assets are to be determined and shall be included at their face value less reserves (including reserves for doubtful accounts) determined to be sufficient in accordance with Generally Accepted Accounting Principles.

          "Consolidated Current Liabilities" shall mean, as of the date of any determination, the total of Current Liabilities of the Company and its Consolidated Subsidiaries, determined on a consolidated basis, in accordance with Generally Accepted Accounting Principles, after eliminating all inter-company items.

          "Consolidated Debt Service" shall mean, for any period, the sum of (a) capitalized interest, (b) interest expense (excluding accretion relating to zero coupon notes and the amortization of deferred financing costs, premiums or discounts) and (c) Mandatory Principal Payments, all determined for the Company and its Consolidated Subsidiaries on a consolidated basis in accordance with Generally Accepted Accounting Principles consistently applied. For purposes of calculating the ratio of Consolidated Cash Flow to Consolidated Debt Service as of the last day of any fiscal quarter, amounts under clauses (a) and (b) above shall be calculated based upon the same four of the five preceding fiscal quarters as are the bases of the calculation of Consolidated Cash Flow as of such day.

          "Consolidated Funded Debt" shall mean, as of the date of any determination, the total of all Funded Debt of the Company and its Consolidated Subsidiaries, determined on a consolidated


                                 5


basis   in   accordance   with  Generally   Accepted   Accounting
Principles, after eliminating all inter-company items.

          "Consolidated Net Income" shall mean, for any period, the balance remaining after deducting from the gross revenues of the Company and its Consolidated Subsidiaries all expenses and other proper charges (including taxes on income), all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles consistently applied.

          "Consolidated Senior Funded Debt" shall mean, as of the date of any determination, all Senior Funded Debt of the Company and its Consolidated Subsidiaries.

          "Consolidated Subordinated Funded Debt" shall mean, as of the date of any determination, all Subordinated Funded Debt of the Company and its Consolidated Subsidiaries.

          "Consolidated Subsidiary" shall mean, as of the date of any determination, any Subsidiary of the Company included in the financial statements of the Company and its Subsidiaries prepared on a consolidated basis in accordance with Generally Accepted Accounting principles.

          "Consolidated Total Assets" shall mean, as of the date of any determination, the total of all assets which under Generally Accepted Accounting Principles would be included on a consolidated balance sheet of the Company and its Consolidated Subsidiaries, after eliminating all inter-company items.

          "Credit Documents" shall mean the Notes and the drafts filled in and completed in accordance with Section 3.3.

          "Credit Extensions" shall mean the Committed Loans, the Bid Loans and the Acceptances.

          "Current  Liabilities" as applied to  a  Person,  shall
mean, as of the date of any determination, all Indebtedness (other than any such Indebtedness constituting Funded Debt) of such Person which may properly be classified as current liabilities in accordance with Generally Accepted Accounting Principles.

          "Default" shall mean an event, act or occurrence which, with the giving of notice or the lapse of time (or both), would become an Event of Default.

          "Discount Charge" shall have the meaning set  forth  in
Section 3.3.

          "Dollars" and "$" shall mean lawful currency of the United States of America.

          "Draft"  shall  have the meaning set forth  in  Section
3.3.

          "Drawing"  shall have the meaning set forth in  Section
3.1.

          "Drawing  Date"  shall  have the meaning-set  forth  in
Section 3.2.



                                  6


          "Effective Date" shall mean the date specified by the Administrative Agent in a written notice given to the Company, the Syndication Agent and the Banks as being the first date on which all conditions precedent set forth in Section 9 are satisfied or waived by all Banks.

          "Eligible Accounts Receivable" shall have the meaning set forth in Section 12.8(b).

          "Eligible Assignee" shall have the meaning set forth in
Section 18.1(h).

          "Employee Benefit Plan" shall mean "employee benefit plan" as that term is defined in Section 3(3) of ERISA.

          "Environmental Claims" means all claims, however asserted, by any Governmental Body or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

          "Environmental Laws" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Bodies, in each case relating to environmental, health, safety and land use matters.

          "ERISA"  shall  mean  the  Employee  Retirement  Income
Security Act of 1974, as amended, as from time to time in effect.

          "Eurodollar Business Day" shall mean a Business Day upon which commercial banks in London, England are open for domestic and international business.

          "Event  of Default" shall mean any event set  forth  in
Section 13.1.

          "Excess Payment" shall mean any payment or prepayment received by a Bank, whether voluntary or involuntary, through the exercise of the right of setoff or otherwise, in respect of:

          (a) any Committed Loan and Acceptance Participation in excess of its Pro Rata Share of all payments and prepayments on all Committed Loans of the same type (i.e. LIBOR Loans and Base Rate Loans, in each case having the same Borrowing Date and, with respect to LIBOR Loans, the same Interest Period) and Acceptance Participations in Acceptances having the same Drawing Date and the same maturity date; and

          (b) any Bid Loan in excess of its ratable share of all payments and prepayments on (i) Absolute Rate Loans having the same
     Borrowing Date and the same maturity date and (ii) Money Market
     Loans having the same Borrowing Date and the same Interest


                                 7


     Period, such ratable share for purposes of this clause (b) being
     (x) in the case of Absolute Rate Loans, the proportion which the outstanding unpaid principal balance of such Absolute Rate Loan payable to such Bank at the time of its receipt of such payment or prepayment bears to the aggregate outstanding unpaid principal balance of all outstanding Absolute Rate Loans having the same Borrowing Date and the same maturity date as such Absolute Rate Loan at such time, and (y) in the case of Money Market Loans, the proportion which the outstanding unpaid principal balance of such Money Market Loan payable to such Bank at the time of its receipt of such payment or prepayment bears to the aggregate outstanding unpaid principal balance of all Money Market Loans having the same Borrowing Date and the same Interest Period as such Money Market Loan at such time; provided, that no payment or prepayment received by a Bank as a result of the remission and application of funds by the Administrative Agent pursuant to, and in accordance with, the provisions of the penultimate paragraph of
     Section 13.1 shall be an Excess Payment.

          "Facility  Fee"  shall have the meaning  set  forth  in
Section 7.12(a).

          "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

            "Federal Reserve Board" shall mean the Board of Governors of the Federal Reserve System or any governmental authority succeeding to its functions.

          "Fee Letters" shall mean the letters referenced in Sections 7.12(c) and (d).

          "Financial Statements" shall have the meaning set forth in Section 8.8.

          "Funded Debt" shall mean, with respect to any Person and as of the date of any determination, that portion of Indebtedness of such Person which matures one year or more from the date of determination thereof, or is renewable or extendable, at the option of the debtor, by its terms or by the terms of any instrument or agreement relating thereto, to a date one year or more from such date of determination. For purposes of calculating Funded Debt hereunder, Indebtedness of any Person which is governed by an agreement that provides for the automatic renewal of the maturity of such Indebtedness subject only to fulfillment of conditions precedent which the debtor is capable of immediately fulfilling shall be considered as having a final maturity of one year or more from the date of determination thereof to the extent such renewals thereof as provided in such agreement permit such Indebtedness to mature one year or more from such date of determination.

          "Generally Accepted Accounting Principles" shall mean generally accepted accounting principles as in effect from time to time in the United States, which shall include the official interpretations thereof by the Financial Accounting Standards Board.

          "Governmental  Body"  shall  mean  any  court  or   any
federal,  state  or  municipal  department,  commission,   board,
bureau, agency, public authority or instrumentality.



                           8


          "Indebtedness", as applied to a Person and as of the date of any determination, shall mean (a) all items (except items of capital stock or of surplus or of deferred credits and other liabilities combined with deferred credits for financial reporting purposes or minority interests in Subsidiaries of such Person) which in accordance with Generally Accepted Accounting Principles applied in the preparation of the financial statements of the Company and its Consolidated Subsidiaries would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person; (b) all indebtedness secured by any Lien on any property or asset owned or held by such Person subject thereto, whether or not the indebtedness secured thereby shall have been assumed; and (c) all indebtedness of others which such Person has directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business) discounted with recourse, or agreed (contingently or otherwise) to purchase or repurchase or otherwise acquire, or in respect of which such Person has otherwise become directly or indirectly liable. For the purpose of computing the Indebtedness of any Person, there shall be excluded any particular indebtedness which meets one or more of the following categories:

          (c) Indebtedness with respect to which sufficient cash or cash equivalents or securities shall have been deposited in trust to provide for the full payment, redemption or satisfaction of the principal of, premium, if any, and interest to accrue on, such Indebtedness to the stated maturity thereof or to the date of prepayment thereof, as the case may be, and as a result of such deposit such particular Indebtedness, in accordance with Generally Accepted Accounting Principles, shall no longer be required to be reported on a balance sheet of such Person as a liability and such cash or cash equivalents or securities shall not be required to be reported as an asset; or

          (d) Indebtedness which is not classified as Indebtedness under clause (a) of the definition of Indebtedness and which is payable solely out of certain property or assets of such Person, or is secured by a Lien on certain property or assets owned or held by such Person, in either case without any further recourse to or liability of such Person, to the extent such Indebtedness exceeds
     (x) if such Person records such property or assets on its books, the value for such property or assets recorded on such books or
     (y) if such Person does not record such property or assets on its books, (1) if such Indebtedness is a general obligation of the entity which does record such property or assets on its books, the net investment in or advances to such entity as recorded on the books of such Person or (2) if such Indebtedness is payable solely out of certain property or assets of such entity, the lesser of the value for such property or assets recorded on the books of such entity or the net investment in or advances to such entity as recorded on the books of such Person, in each case determined in accordance with Generally Accepted Accounting Principles; or

         (e) Indebtedness to the extent payable from accounts receivable which have been sold, assigned or otherwise transferred to another Person in a transaction classified as a sale of accounts receivable in accordance with Generally Accepted Accounting
     Principles.

          "Interest Period" shall mean, with respect to any LIBOR
Loan or Money Market Loan, a period from the Borrowing Date with respect to such Loan (or the date of the expiration of the then


                                9


current Interest Period with respect to any LIBOR Loan) to a date 1, 2 or 3 weeks or 1, 2, 3 or 6 months thereafter (but only to the extent Dollar deposits of such duration are generally available in the inter-bank Eurodollar market), subject in all cases to the following:

          (a) if any Interest Period with respect to a LIBOR Loan or Money Market Loan would otherwise end on a day which is not a Eurodollar Business Day, that Interest Period shall be extended to the next succeeding Eurodollar Business Day, unless the result of such extension would be to extend such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day;

          (b) subject to the provisions of Sections 2.9 and 2.10, a Borrowing Request selecting a particular Interest Period once received by the Administrative Agent is irrevocable and binding on the Company;

          (c) no Interest Period for a Loan shall extend beyond the Maturity Date;

          (d) each Interest Period with respect to a LIBOR Loan or a Money Market Loan shall be determined, and may vary in regard to the length of period, in accordance with the customs and practices of the international inter-bank markets;

          (e) the first Interest Period for any LIBOR Loan shall commence on the date of such Loan, and each succeeding Interest Period (if any) for such Loan shall commence on the last day of the preceding Interest Period; and

          (f) Interest Periods for LIBOR Loans in excess of three months or less than one month are subject to availability by all Banks, as determined by each Bank.

          "Investments"  shall  have the  meaning  set  forth  in
Section 12.11.

          "Invitation to Tender for Bid Loans" shall mean an invitation substantially in the form of Exhibit H hereto, given by the Administrative Agent on behalf of the Company pursuant to
Section 4.3.

          "Invoked Event of Default" shall mean an Event of Default which has either resulted in the automatic acceleration of the obligations of the Company hereunder pursuant to Section
13.1 or on account of which the Administrative Agent, at the direction of the Majority Banks, has declared the Obligations of the Company hereunder immediately due and payable pursuant to
Section 13.1 or as a result of which the Commitments have been terminated pursuant to Section 13.1.

          "Level I Status" shall exist at any date if, at such date, the Company's senior unsecured long-term debt is rated either A- or higher (or the equivalent) as publicly announced by S&P or A3 or higher (or the equivalent) as publicly announced by Moody's;

          "Level II Status" shall exist at any date if, at such date, Level I Status does not exist;


                                   10



          "LIBO Rate" shall mean for any Interest Period with respect to any LIBOR Loan:

          (a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Eurodollar Business Days prior to the first day of such Interest Period, or

          (b) if the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum equal to the rate reasonably determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Eurodollar Business Days prior to the first day of such Interest Period, or

          (c)  if the rates referenced in the preceding subsections (a) and
     (b) are not available, the rate per annum reasonably determined by the Administrative Agent as the rate of interest (rounded upward to the next 1/100th of 1%) at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the LIBOR Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch to major banks in the offshore Dollar market at their request at approximately 11:00 a.m. (London time) two Eurodollar Business Days prior to the first day of such Interest Period.

          "LIBOR Loans" shall mean all Committed Loans bearing interest at a rate based upon the LIBO Rate.

          "Lien" shall mean any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

          "Loans" shall mean, collectively and severally, the Committed Loans and the Bid Loans made by the Banks or a single Bank (as the context may indicate) (including any continuation of a Loan based upon a particular interest rate alternative to a Loan based upon the same interest rate alternative or the conversion of a Loan based upon a particular interest rate alternative to a Loan based upon a different interest rate alternative). "Loan" means a single such loan made by any Bank.

          "Majority Banks" shall mean (a) when no Invoked Event of Default shall exist, Banks having Commitments greater than 50% of the Aggregate Revolving Commitment and (b) when an Invoked Event of Default shall exist, Banks holding Aggregate Outstandings greater than 50% of the Aggregate Outstandings held by all of the Banks.



                                11


          "Mandatory Principal Payments" shall mean, for any period and calculated based upon the preceding four fiscal quarters, the quotient of (a) the sum of (i) all mandatory principal payments made on indebtedness for borrowed money of the Company or any Consolidated Subsidiary (including accretion relating to zero coupon notes) plus (ii) the minimum lease payments under capital leases with respect to which the Company or any Consolidated Subsidiary is lessee less the portion of such minimum lease payments which would be expensed as interest, determined on a consolidated basis for the Company and its Consolidated Subsidiaries in accordance with Generally Accepted Accounting Principles consistently applied, divided by (b) the remainder of 1 minus the Tax Rate.

          "Material Subsidiary" shall mean any Subsidiary which owns 5% or more of the Consolidated Total Assets.

          "Maturity Date" shall mean September 20, 2001.

          "Money Market Loan" shall mean a Bid Loan, the interest rate on which is determined on the basis of the LIBO Rate and the Money Market Margin.

          "Money Market Margin" shall have the meaning assigned to such term in Section 4.4(b).

          "Moody's"  shall mean Moody's Investors  Service,  Inc.
or any successor thereto.

          "Note"  shall mean a Bid Loan Note or a Committed  Loan
Note (collectively the "Notes ").

          "Notice of Drawing" shall have the meaning assigned to such term in Section 3.2.

          "Officer's   Certificate"  shall  mean  a   certificate
executed  on  behalf of the Company by the President,  any  Vice-
President, the Treasurer, any Assistant Treasurer, the Controller or any Assistant Controller of the Company.

          "PBGC"   shall   mean  the  Pension  Benefit   Guaranty
Corporation  created  by  Section  4002(a)  of  ERISA,   or   any
Governmental Body succeeding to the functions thereof.

          "Permitted Liens" shall mean:

          (a) Liens given by the Company or a Consolidated Subsidiary to secure the payment of the purchase price of fixed assets (all such Liens being called "Purchase Money Liens") acquired, constructed or improved by the Company or such Consolidated
     Subsidiary after the Effective Date, provided that:

               (i) such Purchase Money Liens shall have been created contemporaneously with or within six months after the later of the acquisition, construction, improvement or placing in service of the fixed assets subject thereto;



                                   12


               (ii) no such Purchase Money Liens shall extend to or cover any other Property of the Company or such Consolidated Subsidiary, as the case may be, and

               (iii) the aggregate amount of the Indebtedness secured by any such Purchase Money Liens in respect of any such Property
          (whether or not the Company or such Consolidated Subsidiary assumes or otherwise becomes liable for such Indebtedness) shall not exceed 100% of the lesser of the cost or fair market value of such Property at the time of acquisition, construction or improvement thereof;

          (b) Liens in respect of Property acquired by the Company or a Consolidated Subsidiary which were created prior to, and are in existence on the date of, the acquisition of such Property (whether or not the Company or such Consolidated Subsidiary assumes or otherwise becomes liable for any Indebtedness secured thereby) and, in the case of any Person which becomes a Consolidated Subsidiary after the date of this Agreement, Liens on its Property or on the outstanding shares of its capital stock created prior to, and existing on, the date such Person becomes a Consolidated Subsidiary, provided that no such Lien shall extend to or cover any other Property of the Company or such Consolidated Subsidiary, as the case may be;

          (c) Liens and priority claims incidental to the conduct of business or the ownership of Property and assets (including warehousemen's, attorneys' and statutory landlords' liens) and Liens, pledges or deposits in connection with workmen's compensation, unemployment insurance, old age benefit or social security obligations, taxes and duties, governmental charges or levies, assessments, performance bonds, statutory obligations or other similar charges, Liens of carriers, contractors, mechanics, repairmen and materialmen, good faith deposits in connection with tenders, bids, contracts or leases to which the Company or any Consolidated Subsidiary is a party or other deposits required to be made in the ordinary course of business and not in connection with the borrowing of money; provided in each case the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate proceedings and subject to appropriate reserves;

          (d) The pledge of assets for the purpose of securing any appeal or stay or discharge in the course of any legal proceeding and Liens on or resulting from judgments or awards in respect of which the Company or any of its Consolidated Subsidiaries shall at any time in good faith be prosecuting an appeal or proceeding for review, provided, that the aggregate book value of assets so pledged or subject to such Lien does not exceed $1,000,000 at any one time;

          (e) Easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the Property subject thereto or interfere with the ordinary conduct of the business of the Company and its Subsidiaries taken as a whole;



                                   13


         (f) Liens created pursuant to applications or reimbursement agreements pertaining to commercial letters of credit which encumber only the goods, or documents of title covering the goods, which are sold or shipped in the transaction for which such letters of credit were issued;

          (g) Liens securing Indebtedness of Consolidated Subsidiaries if all such Indebtedness is owned by the Company or another
     Consolidated Subsidiary;

          (h) Liens incurred by the Company after the date of this Agreement in connection with industrial revenue bond financing for facilities (including pollution control equipment) to be used by the Company or any Consolidated Subsidiary;

          (i) Liens on Property or assets of the Company or a Consolidated Subsidiary existing as of the date of this Agreement and securing Indebtedness of the Company or such Consolidated Subsidiary, as the case may be;

          (j) Liens relating to accounts receivable of the Company or any of its Consolidated Subsidiaries which have been sold, assigned or otherwise transferred to another Person in a transaction classified as a sale of accounts receivable in accordance with Generally Accepted Accounting Principles and in accordance with the limitation set forth in Section 12.8(b) hereof; and

          (k) In addition to those Liens permitted by the foregoing clauses (a) through other Liens on Property of the Company or a Consolidated Subsidiary securing Indebtedness of the Company or such Consolidated Subsidiary in an aggregate amount at any time outstanding not exceeding 3-1/2% of Consolidated Adjusted Net Worth as set forth in the most recent financial statements delivered to the Banks pursuant to Section 11.6.

          "Person" shall mean a corporation, an association, a partnership, an organization, a business, a joint venture, a trust, an individual, a government or a political subdivision thereof or a governmental agency.

          "Plan" shall mean a pension plan, as defined in Section 3(2) of ERISA, subject to Title IV of ERISA, which the Company or any Related Person to the Company or any Subsidiary sponsors or maintains, or to which the Company or any Related Person to the Company or Subsidiary makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan, as described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years; but excluding in all cases any multiemployer plan within the meaning of Section 4001(a)(3) of ERISA.

          "Plan Administrator" shall have the meaning assigned to the term "administrator" in Section 3(16)(A) of ERISA.

          "Plan Sponsor" shall have the meaning assigned to the term "plan sponsor" in Section 3(16)(B) of ERISA.



                                14


           "Pro Rata Share" shall mean with respect to a Bank and at the time of any determination, (a) when no Invoked Event of Default shall exist, the proportion, expressed as a percentage, which its Revolving Commitment bears to the Aggregate Revolving Commitment, and (b) when an Invoked Event of Default shall exist, the proportion, expressed as a percentage, which its Aggregate Outstandings bears to the Aggregate Outstandings held by all of the Banks.

          "Prohibited Transaction" shall have the respective meanings assigned to that term in Section 4975 of the Code and in
Section 406 of ERISA.

          "Property" shall mean all types of real, personal, tangible, intangible or mixed property.

          "Rate Notice" shall have the meaning assigned to the term in Section 2.9.

          "Reference Banks" shall mean Bank of America, N.A.  and
U.S. Bank National Association, or any successor Reference Banks pursuant to the provisions of Sections 2.9 or 18.13 of this Agreement.

          "Related Person" shall mean, with respect to any Person, any trade or business (whether or not incorporated) which, together with such Person, is under common control as described in Section 414(c) of the Code.

          "Reportable Event" shall mean a "reportable event" described in Section 4043(b) of ERISA as to which the 30 day notice period has not been waived.

          "Restricted Payment" means (i) any dividend or other distribution, direct or indirect, whether in cash or in property (other than dividends paid in shares of the capital stock of the Company), on account of shares of any class of stock of the Company now or hereafter outstanding or (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, whether in cash or in property (other than in shares of the capital stock of the Company), of any shares of any class of stock of the Company, or of any warrants, options or other rights to acquire any such shares of stock, now or hereafter outstanding.

          "Revolving Commitment" shall mean in respect of any Bank, the amount set forth next to the name of such Bank in Exhibit A as the same may be adjusted as herein provided.

          "Revolving Credit Availability Period" means the period from the Effective Date to the earlier of (a) the day on which the Revolving Commitments are terminated in accordance with the provisions of this Agreement and (b) the Maturity Date.

          "S&P" shall mean Standard & Poor's Ratings Group, a division of McGraw Hill Corporation or any successor thereto.

          "Senior Funded Debt" shall mean, with respect to any Person as of any date of determination, all Funded Debt of such Person which is not Subordinated Funded Debt.



                                15


          "Short-Term Borrowing" as applied to a Person, shall mean all Indebtedness of such Person in respect of borrowed money maturing on demand or within one year from the date of the determination thereof, excluding any such Indebtedness that shall also constitute Funded Debt.

          "Short-Term Investment" shall have the meaning set forth in Section 12.11.

          "Subordinated Funded Debt" shall mean, as of the date of any determination, Funded Debt of the Company which is subordinated to the obligations of the Company under this Agreement at least to the extent of, or on terms substantially similar to the terms set forth in, Exhibit J hereto.

          "Subordinated Short-Term Borrowing" shall mean, as of the date of any determination, Short-Term Borrowing of the Company which is subordinated to the obligations of the Company under this Agreement at least to the extent of, or on terms substantially similar to the terms set forth in, Exhibit J hereto.

          "Subsidiary" shall mean any corporation, association, partnership, joint venture or other business entity of which the Company and/or any subsidiary of the Company either (a) in respect of a corporation, owns more than 50% of the outstanding stock having ordinary voting power to elect a majority of the board of directors or similar managing body, irrespective of whether or not at the time the stock of any class or classes shall or might have voting power by reason of the happening of any contingency, or (b) in respect of an association, partnership, joint venture or other business entity, is the sole general partner or is entitled to share in more than 50% of the profits, however determined.

            "Tax Rate" shall mean, for any period, the maximum statutory federal rate, expressed as a decimal (rounded, if necessary, to the nearest one one-thousandth), of income tax applicable to corporations for such period under Section 11 of the Code.

          "Total Assets" shall mean, with respect to any Person and as of the date of any determination, the total of all assets which under Generally Accepted Accounting Principles would be included on a consolidated balance sheet of such Person.

          "Total Debt" shall mean, as of any date of determination, the sum of (a) Consolidated Funded Debt, (b) current maturities of Consolidated Funded Debt, (c) the amount by which the amount payable upon then outstanding zero coupon notes of the Company and its Consolidated Subsidiaries upon acceleration of maturity due to default exceeds the amount included under clause (a) and clause (b) of this definition related to such notes and (d) Short-Term Borrowing of the Company and its Consolidated Subsidiaries, all determined for the Company and its Consolidated Subsidiaries on a consolidated basis in accordance with Generally Accepted Accounting Principles after eliminating all inter-company items.

          "Total Fixed Asset Debt" shall mean, as of the date of any determination, Total Debt less Allowable Working Capital.

          "Total Senior Debt" shall mean, as of the date of any determination, the sum of (a) Consolidated Senior Funded Debt,
(b)  current maturities of Consolidated Senior Funded  Debt,  (c)


                               16


the amount by which the amount payable upon the then outstanding zero coupon senior notes of the Company and its Consolidated Subsidiaries upon acceleration of maturity due to default exceeds the amount included under clause (a) and clause (b) of this definition related to such notes and (d) Short-Term Borrowing of the Company and its Consolidated Subsidiaries (but excluding any Subordinated Short-Term Borrowing of the Company and its
Consolidated Subsidiaries), all determined for the Company and its Consolidated Subsidiaries on a consolidated basis in accordance with Generally Accepted Accounting Principles after eliminating all inter-company items.

          "Total Senior Fixed Asset Debt" shall mean, as of the date of any determination, Total Senior Debt less Allowable
Working Capital.

2.   THE COMMITTED LOAN FACILITY

     2.1  The Committed Loans.

          (a) Subject to the terms and conditions hereof, each Bank severally agrees to make advances (each a "Committed Loan" and, collectively, the "Committed Loans") to the Company during the Revolving Credit Availability Period; provided, however, that at any time during such period, (i) Aggregate Outstandings of all Banks shall not exceed the Aggregate Revolving Commitment, and
     (ii) the sum of (A) each Bank's Pro Rata Share multiplied by the sum of the aggregate unpaid face amount of all unmatured Acceptances and the aggregate amount of all outstanding Acceptance Obligations plus (B) the aggregate unpaid principal amount of such Bank's Committed Loans outstanding hereunder shall not exceed the amount of such Bank's Revolving Commitment which, for purposes of this clause (ii), shall be reduced by an amount equal to the product obtained by multiplying such Bank's Pro Rata Share by the aggregate unpaid principal amount of all outstanding Bid Loans. The Committed Loans may be maintained, at the election of the Company made from time to time as permitted herein, as Base Rate Loans or LIBOR Loans or any combination thereof permitted hereunder.

          (b) During the Revolving Credit Availability Period, the Company may borrow, prepay and reborrow Committed Loans in accordance with the provisions hereof.

          (c) The principal amount of each Bank's Committed Loan made on a Borrowing Date shall be in an amount equal to its Pro Rata Share of all such Committed Loans made on such date. The failure of any Bank to honor its Commitments hereunder at any time shall not increase or otherwise affect the Commitment of any other Bank.

     2.2  Borrowing Procedure.

          (a) The Company shall give to the Administrative Agent prior notice (by telex or telecopier, or by telephone (confirmed in writing promptly thereafter)) of its intention to borrow under this Section 2, by delivery to the Administrative Agent of a borrowing request substantially in the form of Exhibit K hereto (each, a "Borrowing Request") specifying: (i) the proposed date of such borrowing (each, a "Borrowing Date"), which date shall be a Business Day in the case of Base Rate Loans or a Eurodollar Business Day in the case of LIBOR Loans, (ii) the aggregate principal amount of the Committed Loans to be made on such date,


                                  17


     which shall, in the case of LIBOR Loans, be in the minimum aggregate amount of $5,000,000 and multiples of $1,000,000 in excess thereof and, in the case of Base Rate Loans, be in the minimum aggregate amount of $1,000,000 and multiples thereof,
     (iii) whether such Committed Loans are to be funded as LIBOR Loans or Base Rate Loans, and (iv) in the case of LIBOR Loans, the initial Interest Period therefor.

          (b) A Borrowing Request shall be given by (i) 12:00 noon (Minneapolis time) not less than three Eurodollar Business Days prior to the proposed Borrowing Date if such Loan is to be a LIBOR Loan and (ii) 10:30 a.m. (Minneapolis time) on the proposed Borrowing Date if such Loan is to be a Base Rate Loan; provided, however, that with respect to a LIBOR Loan borrowing on the Effective Date, the Borrowing Request shall be given by 12:00 noon (Minneapolis time) not less than two Eurodollar Business Days prior to the Effective Date. Subject to Sections 2.9 and 2.10, upon receipt by the Administrative Agent, a Borrowing Request shall be irrevocable.

          (c) On the date of receipt of such Borrowing Request by the Administrative Agent, the Administrative Agent shall give prompt notice by telephone or telecopy to each Bank of the contents thereof. Each Bank shall make immediately available funds equal to the amount of its Committed Loan available to the Administrative Agent for the account of the Company at U.S. Bank National Association, or at such other office designated by the Administrative Agent from time to time, not later than 12:00 noon
     (Minneapolis  time),  on each Borrowing  Date.   Unless  the
     Administrative Agent is aware that the conditions precedent to the making of such Committed Loans set forth in Sections 9 and 10 have not been satisfied (in which event the Administrative Agent shall promptly notify the Company and all the Banks), the Administrative Agent shall make available to the Company not later than 12:30 p.m. (Minneapolis time) on such Borrowing Date, the amount of funds so received in the type of funds received by it (or, at the option of the Administrative Agent, in immediately
     available  funds).   On  or before  the  close  of  business
     (Minneapolis time) on the Business Day that the Administrative Agent determines the LIBO Rate for any Committed Loans in accordance with the respective definitions thereof, the Administrative Agent shall use best efforts to notify each Bank of such LIBO Rate.

     2.3 The Committed Loan Notes. On or before the initial Borrowing Date hereunder, the Company shall duly issue and deliver to the Administrative Agent for delivery to the Banks a series of notes substantially in the form of Exhibit L hereto (each, a "Committed Loan Note" and, collectively, the "Committed Loan Notes"), with appropriate insertions therein, one payable to the order of each Bank, in the principal amount of the Revolving Commitment of such Bank. Each Bank is hereby authorized by the Company to enter on the schedule attached to its Committed Loan Note or otherwise in its records, the amount of each Committed Loan made by it hereunder, each payment thereon and the other information provided for on such schedule; provided, however, that the failure to make any such entry or any error in making such entry with respect to any Committed Loan or payment shall not limit or otherwise affect the obligation of the Company hereunder or under any such Committed Loan Note, and, in all events, the principal amount owing by the Company in respect of each Bank's Committed Loan Note shall be the aggregate amount of all Committed Loans made by such Bank less all payments of


                             18


principal thereon made by the Company. If such schedule shall be fully completed, such Bank may attach an additional schedule or schedules thereto. Each Committed Loan Note shall evidence that the principal amount of each Committed Loan shall be due and payable no later than the Maturity Date or upon acceleration under Section 13.1. Each Bank's Committed Loan Note shall bear interest as provided in Section 2.5.

     2.4  Payment of Principal of Committed Loans; Prepayments.

          (a) The outstanding principal amount of each Committed Loan shall be payable on the Maturity Date.

          (b) Upon at least three Eurodollar Business Days' (with respect to LIBOR Loans) or one Business Day's (with respect to Base Rate Loans) irrevocable prior written notice to the Administrative
     Agent (which shall advise each Bank thereof as soon as practicable thereafter) specifying the amount and the date of prepayment, the Company shall have the right to prepay the Committed Loans, in whole at any time or in part from time to time, in aggregate principal amounts equal to at least $5,000,000 ($1,000,000 in the case of Base Rate Loans), or in integral multiples thereof, subject to any required payments pursuant to
     Section 7.3. Each prepayment under this Section 2.4 shall be made to the Administrative Agent and, promptly upon receipt thereof, the Administrative Agent shall remit to each Bank its Pro Rata Share thereof. Optional payments on account of the Committed Loan Notes during the Revolving Credit Availability
     Period shall not of themselves reduce the sum of the respective Revolving Commitments of the Banks at the time in effect (or any Bank's Revolving Commitment), the effect thereof being solely to increase the amount available to be reborrowed.

     2.5 Interest on Committed Loans. Except as provided in Section 7.2, the Committed Loans shall bear interest on the unpaid principal amount thereof as follows: (i) for Base Rate Loans, at a fluctuating rate per annum equal to the Applicable Base Rate, and (ii) for LIBOR Loans, at a rate per annum equal to the Applicable LIBO Rate for the applicable Interest Period.

     2.6 Conversions and Refunding of Committed Loans. Subject to the terms and conditions of this Agreement, the Company shall also have the option at any time to convert any Committed Loans or part thereof (in integral multiples of $1,000,000 in the aggregate) into a Base Rate Loan, LIBOR Loan, or refund any LIBOR Loan or part thereof (in integral multiples of $1,000,000 in the aggregate); provided, however, that (i) any LIBOR Loans converted or refunded before the expiration of their applicable Interest Period shall be accompanied by accrued interest on the amount being converted or refunded and subject to any payment required pursuant to Section 7.3, and (ii) no Base Rate Loan may be converted into a LIBOR Loan, if an Event of Default has occurred
and  is  continuing  on  the proposed date  of  conversion.   The
Company shall notify the Administrative Agent (which shall advise each Bank thereof as soon as practicable thereafter) in writing of each proposed conversion or refunding, the proposed date therefor (which shall be a Business Day in the case of a Base Rate Loan and a Eurodollar Business Day in the case of a LIBOR
Loan) and the duration of the Interest Period therefor, in the case of LIBOR Loans, pursuant to a duly executed Borrowing Request, in accordance with the notice provisions of Section 2.2. Subject to Sections 2.9 and 2.10, any notice given by the Company
under  this  Section 2.6 shall be irrevocable.   Subject  to  the
terms and conditions of this Agreement, if the Company shall fail


                               19


to notify the Administrative Agent in the manner provided in this
Section 2.6 of a conversion or refunding of a LIBOR Loan prior to the last day of the then applicable Interest Period and has not repaid it and has the right to convert or refund it, such Committed Loan shall automatically be converted on such day to a Base Rate Loan of equal principal amount.

     2.7  Interest Payments on Committed Loans.  Except as provided in
Section 7.2, interest on the Base Rate Loans shall be payable quarterly, in arrears, on the first Business Day of each February, May and August, commencing in February, 2001, and on the date such Base Rate Loans are paid in full and not subject to a further reborrowing under Section 2.1 or 2.2. Except as provided in Section 7.2, interest on the LIBOR Loans shall be payable in arrears on the last day of the applicable Interest
Period or such other date as such Committed Loans are paid in full or converted pursuant to Section 2.6; provided, however, that accrued interest on LIBOR Loans with an Interest Period of approximately six months shall also be payable at the end of the third month of such Interest Period. All interest payable hereunder on Committed Loans shall be computed on the basis of a year of 360 days and actual days elapsed, except for interest at the Base Rate, which shall be computed on the basis of a year of 365 or 366 days, as applicable, and actual days elapsed.

     2.8 Number of Base Rate Loans and LIBOR Loans Outstanding. The total number of Base Rate Loans and LIBOR Loans outstanding to any Bank at any time shall not exceed 10.

     2.9 Inability to Determine Rate. (a) If any Reference Bank determines (which determination shall be made in good faith and shall be conclusive and binding upon the Company in the absence of manifest error) that (1) by reason of circumstances then affecting the inter-bank Eurodollar markets, adequate and reasonable means do not or will not exist for ascertaining the LIBO Rate applicable to any LIBOR Loan, or (2) Dollar deposits in the relevant amounts and for the relevant Interest Period of a LIBOR Loan are not available to such Reference Bank in the inter-bank Eurodollar markets, then such Reference Bank shall forthwith give notice (a "Rate Notice") of such determination to the
Company  and  the  Administrative Agent  (who  shall  notify  the
Banks), whereupon, until such Reference Bank shall notify the Company and the Administrative Agent (who shall notify the Banks) that the circumstances giving rise to such suspension no longer exist, (x) the obligations of each Bank to make LIBOR Loans shall be suspended and (y) the Company shall repay in full, without premium or penalty, the then outstanding principal amount of the LIBOR Loans affected, together with accrued interest thereon, on the last day of the then current Interest Period for such LIBOR Loans. Unless the Company notifies the Administrative Agent of a conversion in accordance with Section 2.6 after receiving a Rate Notice from one of the Reference Banks pursuant to this subsection, the Company shall, concurrently with repaying the LIBOR Loans pursuant to this subsection, be deemed to have requested and received Base Rate Loans in an equal principal amount from each Bank.

          (b) Notwithstanding the foregoing, the Company may (i) prior to the repayment of outstanding LIBOR Loans pursuant to Section
     2.9(a), within two (2) Business Days after receipt of a Rate
     Notice from one of the Reference Banks, and (ii) at any time after the suspension of Banks' obligations to make LIBOR Loans and the repayment by the Company of outstanding LIBOR Loans in accordance with the provisions of Section 2.9(a), with the


                                 20


     consent of the Majority Banks, designate one or more Banks to replace the Reference Bank(s) which delivered such a Rate Notice. Upon acceptance of such designation as a replacement Reference Bank, such replacement Reference Bank or Reference Banks shall promptly notify the Administrative Agent of such acceptance at which time such replacement Reference Bank or Reference Banks shall for all purposes be deemed a Reference Bank hereunder, and at which time such Reference Bank(s) shall notify the Administrative Agent and the Company as to whether it will (x) continue the Rate Notice delivered by its predecessor, in which case the provisions of Section 2.9(a) regarding the suspension of Banks' obligations to make LIBOR Loans and the repayment of outstanding LIBOR Loans shall be operative, or (y) withdraw the Rate Notice delivered by its predecessor, in which case, no such suspension or repayment shall then occur, or continue to be operative, as the case may be.

     2.10 Illegality: Termination of Commitment. Notwithstanding any other provisions herein, if, after the date of this Agreement, the introduction of or any change in any applicable law, rule or regulation or in the interpretation or administration thereof by
any   Governmental  Body  charged  with  the  interpretation   or
administration thereof or compliance by any Bank with any request or  directive (whether or not having the force of law but, if  it does not have the force of law, with respect to which similarly situated banks generally comply) of any such Governmental Body shall make it unlawful or impracticable, in the reasonable judgment of any Bank, for such Bank to make, maintain or fund
LIBOR   Loans  as  contemplated  by  this  Agreement,   (1)   the
obligations of such Bank hereunder to make LIBOR Loans shall forthwith be cancelled, (2) Committed Loans which would otherwise be made by such Bank as LIBOR Loans shall be made instead as Base
Rate Loans, and (3) the Company shall pay in full the then outstanding principal amount of all LIBOR Loans made by such Bank together with accrued interest, either (x) on the last day of the then  current Interest Period if such Bank may lawfully  continue to fund and maintain such LIBOR Loans to such day or (y) immediately if such Bank may not lawfully continue to fund and
maintain  such  LIBOR  Loans to such  day.   Unless  the  Company
notifies such Bank and the Administrative Agent to the contrary within two (2) Business Days after receiving a notice from such Bank pursuant to this subsection, the Company shall, concurrently with repaying the LIBOR Loans pursuant to this subsection, be deemed to have requested and received Base Rate Loans in an equal principal amount from such Bank. If circumstances subsequently change so that such Bank is not further affected, such Bank shall so notify the Company of such change and such Bank's obligation to make and continue LIBOR Loans shall be reinstated.

     2.11 Application of Prepayments. All amounts paid by the Company in prepayment of Committed Loans pursuant to Sections 2.4(b) and
7.4 prior to the occurrence of an Event of Default hereunder shall be applied, subject to Section 2.4(b) or 7.4, as the case may be, as directed by the Company in its related notice of prepayment and shall be accompanied by, in the case of any resultant prepayment of Committed Loans being maintained as LIBOR
Loans, all amounts payable with respect thereto pursuant to
Section 7.3.



                                   21


3.   THE ACCEPTANCE FACILITY

     3.1  Acceptance Commitment.

          (a) Upon the terms and subject to the conditions hereof, the Administrative Agent agrees, at any time and from time to time during the Acceptance Availability Period, to create Acceptances for the Company maturing on a Business Day not less than 30 days or more than 90 days after the creation thereof and in any event not later than the last day of the Acceptance Availability Period; provided, however, that at any time during the Revolving Credit Availability Period, (i) Aggregate Outstandings of all Banks shall not exceed the Aggregate Revolving Commitment, and
     (ii) the sum of (A) each Bank's Pro Rata Share multiplied by the sum of the aggregate unpaid face amount of all unmatured Acceptances and the aggregate amount of all outstanding Acceptance Obligations plus (B) the aggregate unpaid principal amount of such Bank's Committed Loans outstanding hereunder shall not exceed the amount of such Bank's Revolving Commitment which, for purposes of this clause (B), shall be reduced by an amount equal to the product obtained by multiplying such Bank's Pro Rata Share by the aggregate unpaid principal amount of all outstanding Bid Loans.

          (b) During the Acceptance Availability Period, the Company may request Acceptances in accordance with the provisions hereof.

          (c) Each Acceptance shall be created by the Administrative Agent's acceptance of Drafts drawn on it in accordance with the terms of this Agreement. Each drawing of one or more Drafts on any Drawing Date (a "Drawing") shall be in an aggregate face amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof.

     3.2 Notice of Drawing. Whenever the Company desires to make a Drawing, it shall prior to 10:00 a.m. (Minneapolis time) on the proposed date of such requested Drawing (each a "Drawing Date") give the Administrative Agent notice by telephone or telecopier of the requested Drawing consisting of the information and certification set forth substantially in the form of notice of drawing attached hereto as Exhibit M (a "Notice of Drawing"). Such notice shall be irrevocable and the Company shall promptly confirm any such telephonic notice by transmitting a Notice of
Drawing  to  the  Administrative Agent by telecopier.   Upon  the
Administrative Agent's request, the Company shall provide such information concerning the underlying transaction as necessary to establish to the satisfaction of the Administrative Agent that the document created by the acceptance of such Draft or Drafts will qualify as an Acceptance as defined hereunder.

     3.3 Preparation of Drafts and Creation of Acceptances. To enable the Administrative Agent to create Acceptances in the manner specified in this Section 3.3, the Company hereby irrevocably designates and appoints the Administrative Agent, which may from time to time appoint any other bank or financial institution, as the Company's true and lawful attorney-in-fact, to execute drafts, in the form of Exhibit N hereto or such other form as may be acceptable to the Company and the Administrative Agent (a "Draft"), in the name and on behalf of the Company as drawer. The Administrative Agent shall promptly notify the Company of each such designee appointed by the Administrative


                              22


Agent to execute drafts under the foregoing power of attorney. Such power of attorney may only be exercised by the Administrative Agent or its designee following the Administrative Agent's receipt of a Notice of Drawing and in strict accordance with the information contained therein.

          The Company hereby authorizes the Administrative Agent or its designee to complete a Draft in respect of a requested Drawing in accordance with such information, which Draft shall be dated the Drawing Date and shall mature on the date specified in the relevant Notice of Drawing provided such date is a date permitted under Section 3.1. Not later than 12:00 noon (Minneapolis time) on the proposed Drawing Date, the Administrative Agent shall, subject to the satisfaction of the applicable conditions set forth in Sections 9 and 10, duly accept and discount such Draft at a price equal to the face amount thereof less the sum of (i) the bankers acceptance discount rate for such maturity then being generally quoted by the Administrative Agent (unless the Administrative Agent quoted a bankers acceptance discount rate in connection with the Company's giving of the relevant Notice of Drawing which quoted rate was accepted by the Company not more than 15 minutes prior to its giving of such Notice, in which case such quoted rate shall control) (the "Discount Charge") and (ii) a per annum acceptance commission (the "Acceptance Commission") equal to the Applicable Margin, each of the Discount Charge and the Acceptance Commission being calculated on the face amount of each Draft so accepted for the actual number of days in the period from the date thereof to the date of its maturity and on the basis of a year of 360 days. Not later than 1:00 p.m. (Minneapolis time) on the Drawing Date, the Administrative Agent shall make the amount of the proceeds of the discount of each Draft so accepted and discounted available to the Company. On the Drawing Date of such Acceptance, the Administrative Agent shall remit to each Bank such Bank's Pro Rata Share of the Acceptance Commission applicable to such Acceptance.

          Notwithstanding the foregoing, the Administrative Agent shall not be obligated to create or discount Acceptances hereunder if such Acceptance would not be eligible for discount at a Federal Reserve Bank under applicable rules or regulations, would not meet the requirements of paragraph 7 of Section 13 of the Federal Reserve Act, as amended, or any liability of the Administrative Agent that would arise from the creation of such Acceptance would constitute a deposit for which the Administrative Agent would be required to maintain reserves under Regulation D of the Federal Reserve Board as from time to time in effect. The Company acknowledges that the Administrative Agent's decision to accept and discount any Draft offered for acceptance and discount hereunder will be made in reliance upon the truth of the representations made by the Company in the related Notice of Drawing establishing the eligibility for discount of any such Acceptance. The Company will indemnify and save the Administrative Agent and each Acceptance Participant harmless from any loss or liability incurred by the Administrative Agent and such Acceptance Participants if any Acceptances are determined to be ineligible for discount or subject to reserves by reason of any misrepresentation made by the Company.

     3.4 Acceptance Obligation of the Company. The Company hereby unconditionally agrees to pay to the Administrative Agent in immediately available funds the face amount of each Draft as to which an Acceptance was created by the Administrative Agent on the maturity date thereof, or on such earlier date as may be required pursuant to other provisions of this Agreement.



                             23


     3.5  Prepayment.  Acceptances may not be prepaid.

     3.6  Participations in Acceptances.

          (a) Grant and Acceptance of Participations in Acceptances. Upon the terms and subject to the conditions of this Agreement and effective on the applicable Drawing Date, the Administrative
     Agent hereby grants to each Bank (in such capacity, an "Acceptance Participant"), and each Acceptance Participant hereby accepts from the Administrative Agent, an undivided participation in and to each Acceptance and the Administrative Agent's obligations thereunder (an "Acceptance Participation") and, to the extent hereinafter provided, the Company's Acceptance Obligations with respect to each such Acceptance, equal to each Acceptance Participant's Pro Rata Share of the face amount of each such Acceptance. The Administrative Agent shall give each Acceptance Participant prompt notice of the creation of each Acceptance in the form of a notice of creation of Acceptance and grant of an Acceptance Participation substantially in the form of Exhibit O hereto. Such notice shall specify the face amount of such Acceptance, the maturity date thereof, the face amount of each Acceptance Participant's undivided interest therein and the amount of the Acceptance Commission applicable to such Acceptance.

          (b) Participation Interest of Acceptance Participants. The participation interest of each Acceptance Participant in each Acceptance shall include its Pro Rata Share of the Acceptance Commission applicable to such Acceptance on the Drawing Date of such Acceptance.

          (c) Failure of Company to Pay an Acceptance, Rights and Obligations of the Administrative Agent and the Acceptance Participants. The Administrative Agent shall, on the maturity date of the relevant Acceptance, give each Bank notice (by telex or telecopier, or by telephone (confirmed in writing promptly thereafter)) of each failure by the Company to pay the Administrative Agent the related Acceptance Obligation on such date. Upon receipt of such notice from the Administrative Agent, each Bank shall, forthwith, make a Base Rate Loan to the Company in the amount of such Bank's Pro Rata Share of the amount of the unpaid Acceptance Obligation and make the proceeds of such Base Rate Loan available to the Administrative Agent before 2:00 p.m. (Minneapolis time) on the day such notice was given (where the relevant notice was given at or prior to 12:00 noon (Minneapolis time) on any Business Day), and before 10:00 a.m. (Minneapolis time) on the next succeeding day that such Bank and the Administrative Agent are open at their respective addresses specified in this Agreement for the purpose of conducting a commercial banking business (where the relevant notice was given after 12:00 noon (Minneapolis time) on any Business Day). If any portion of any such amount paid to the Administrative Agent should be recovered by or on behalf of the Company from the Administrative Agent in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all the Banks in the manner contemplated by Section 16. Each Bank's obligation to make the Base Rate Loans referred to in this paragraph shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Bank may have


                                    24


     against the Administrative Agent, the Company or anyone else for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default; (iii) any adverse change in the condition (financial or otherwise) of the Company; (iv) any breach of this Agreement by the Company or any other Bank; (v) any termination or reduction of the Commitments; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If any Default or Event of Default shall have occurred and be continuing at the time any Base Rate Loan is made pursuant to this Section 3.6(c), then, notwithstanding Section 2.4(a), such Base Rate Loan shall be immediately due and payable.

4.   THE BID LOAN FACILITY

     4.1 The Bid Loan Facility. The Banks agree to make available to the Company from February 1, 2001 through the end of the Revolving Credit Availability Period the Bid Loan Facility, pursuant to which the Company may, as provided in this Section 4, request the Banks, through the Administrative Agent, to make offers to make Bid Loans to the Company, and the Banks may, at their sole election, make offers to make Bid Loans to the
Company;  provided,  however, that  at  any  time  the  Aggregate
Outstandings  of  all  Banks  shall  not  exceed  the   Aggregate
Revolving  Commitment.   The  Banks  may,  but  shall   have   no
obligation to, make any such offers and the Company may, but shall have no obligation to, accept any such offers. Bid Loans may be Money Market Loans or Absolute Rate Loans (each, a "type" of Bid Loan).

     4.2 Bid Loan Tender Request Notice. When the Company wishes to request offers to make Bid Loans, it shall transmit to the Administrative Agent a Bid Loan Tender Request Notice so as to be received no later than 10:00 a.m. (Minneapolis time) on (i) the fourth Eurodollar Business Day prior to the proposed Borrowing Date in the case of Money Market Loans, or (ii) the second Business Day prior to the proposed Borrowing Date in the case of Absolute Rate Loans, specifying:

          (a) the proposed date of such borrowing (each a "Borrowing Date"), which date shall be (i) a Eurodollar Business Day occurring at least one month prior to the last day of the Revolving Credit Availability Period in the case of Money Market Loans or (ii) a Business Day occurring at least 30 days prior to the last day of the Revolving Credit Availability Period in the case of Absolute Rate Loans;

          (b) the aggregate principal amount of the proposed Bid Loan Borrowing which shall be in a minimum amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof;

          (c) in the case of Money Market Loans, the Interest Period of each Money Market Loan to be made as part of such Bid Loan
     Borrowing;

          (d) in the case of Absolute Rate Loans, the maturity date for the repayment of each Absolute Rate Loan to be made as part of such Bid Loan Borrowing (which maturity date shall be a Business Day and may not be later than the Maturity Date);

          (e)  the interest payment date or dates relating thereto; and


                                    25


          (f)  any other terms to be applicable to such Bid Loan Borrowing.

          Each Bid Loan Tender Request Notice shall not request offers for more than four Interest Periods or maturity dates, as the case may be, and shall be given or signed on behalf of the Company by an employee of the Company previously identified to the Administrative Agent in a writing satisfactory to the Administrative Agent as authorized to give Bid Loan Tender Request Notices.

     4.3 Invitation to Tender for Bid Loans. Promptly upon receipt of a Bid Loan Tender Request Notice and in any event not later than 11:00 a.m. (Minneapolis time) on the (i) fourth Eurodollar Business Day prior to the proposed Borrowing Date in the case of Money Market Loans or (ii) second Business Day prior to the proposed Borrowing Date in the case of Absolute Rate Loans, the Administrative Agent shall send to the Banks by telex or telecopier an Invitation to Tender for Bid Loans which shall constitute an invitation by the Company to each Bank to submit Bid Loan Tenders offering to make the Bid Loans to which such Bid Loan Tender Request Notice relates in accordance with Section
4.4. Such Bid Loan Tender Request Notice shall not thereafter be revocable.

     4.4  Submission and Contents of Bid Loan Tenders.

          (a) Each Bank may submit one or more Bid Loan Tenders containing an offer or offers to make Bid Loans in response to any Invitation to Tender for Bid Loans. Each Bid Loan Tender must comply with the requirements of this Section 4.4 and must be submitted to the Administrative Agent by telex or telecopier so as to be received not later than (i) 8:45 a.m. (Minneapolis time) on the third Eurodollar Business Day prior to the proposed Borrowing Date in the case of Money Market Loans and (ii) 9:00 a.m. (Minneapolis time) on the proposed Borrowing Date in the case of Absolute Rate Loans; provided, that if the Administrative Agent in its capacity as a Bank shall, in its sole discretion, elect to submit a Bid Loan Tender, it shall submit the same to the Company not later than 8:15 a.m. (Minneapolis time) (i) on the third Eurodollar Business Day prior to the proposed Borrowing
     Date in the case of Money Market Loans and (ii) on the proposed Borrowing Date in the case of Absolute Rate Loans. Subject to the applicable conditions of Sections 9 and 10, any Bid Loan
     Tender shall be irrevocable except with the written consent of the Administrative Agent given on the written instructions of the Company.

          (b) Each Bid Loan Tender may include offers to make any number of Bid Loans, shall be in substantially the form of Exhibit E hereto and shall in any case specify:

               (i)  the applicable Borrowing Date;

               (ii) for each Bid Loan offered:

                    (A) the principal amount of such Bid Loan (which principal amount shall be $5,000,000 or an integral multiple of $1,000,000 in excess thereof);



                                      26


                    (B) in the case of Money Market Loans, the per annum (based on actual days elapsed and a year of 360 days) interest rate margin above or below the LIBO Rate (the "Money Market Margin") for such Bid Loan (expressed to three decimal places);

                    (C) in the case of Absolute Rate Loans, the per annum (based on actual days elapsed and a year of 360 days) fixed interest rate (the "Absolute Rate") for such Bid Loan (expressed to three decimal places); and

                    (D)  the maturity date of such Bid Loan;

               (iii)     the type of Bid Loan;

               (iv) the maximum aggregate principal amount of Bid Loans offered by such Bank (which shall not exceed the aggregate principal amount of Bid Loans requested by the Company) which may be less than the aggregate principal amount of Bid Loans specified in clause (ii). The Company may not accept Bid Loans from such Bank having an aggregate principal amount in excess of the maximum aggregate amount specified in this clause (iv); and

               (v)  the identity of the tendering Bank.

          (c)  any Bid Loan Tender shall be disregarded that:

               (i) is not substantially in the form of Exhibit E hereto or does not specify all the information required by Section 4.4(b);

               (ii) contains qualifying, conditional or similar language;
               (iii) proposes terms other than or in addition to those set forth in the applicable Invitation to Tender for Bid Loans; or

               (iv) is received by the Administrative Agent after the times set forth in Section 4.4(a).

     4.5 Notice to the Company. As soon as reasonably practicable, and in no event later than (i) 9:30 a.m. (Minneapolis time) on the third Eurodollar Business Day prior to the proposed Borrowing Date in the case of Money Market Loans, or (ii) 9:20 a.m. (Minneapolis time) on the proposed Borrowing Date in the case of Absolute Rate Loans, the Administrative Agent shall notify the Company by telephone (promptly confirmed by telex or telecopier) of the terms of each Bid Loan Tender submitted by a Bank that complies with Section 4.4.

     4.6  Acceptance and Rejection of Bid Loan Tenders.

          (a) Acceptance and Notice by the Company. As soon as reasonably practicable, and in no event later than (i) 10:00 a.m.
     (Minneapolis time) on the third Eurodollar Business Day prior to the proposed Borrowing Date in the case of Money Market Loans or


                                 27


     (ii) 9:30 a.m. (Minneapolis time) on the proposed Borrowing Date in the case of Absolute Rate Loans, the Company shall notify the Administrative Agent by telephone (promptly confirmed by telex or telecopier), of its acceptance or rejection of the offers contained in the Bid Loan Tenders of which it was notified pursuant to Section 4.5. Subject to Sections 2.9 and 2.10 (and unless any Bank shall have given notice that it is entitled to claim compensation pursuant to Sections 7.8 or 7.9 between the time the Company gives such notice of acceptance and the time such Bank makes such Bid Loan), such notice from the Company shall be irrevocable and binding on the Company and specify the aggregate principal amount of offers at each Absolute Rate or Money Market Margin, as the case may be, that are accepted. The Company may accept any of such Bid Loan Tenders in whole or in part; provided, that:

               (i) The aggregate principal amount of the Bid Loans in respect of which offers are accepted may not exceed the aggregate principal amount requested in the related Bid Loan Tender Request Notice; and

               (ii) acceptances of Bid Loan Tenders made in response to the same Invitation to Tender for Bid Loans may only be made on the basis that the Company has not rejected a Bid Loan Tender at a lower competitive bid rate. If the Company rejects all Bid Loan
          Tenders, the proposed Bid Loan Borrowing shall be cancelled and the Administrative Agent shall give the Banks prompt notice to that effect.

          (b) Allocation by the Administrative Agent. If offers to make Bid Loans are made by two or more Banks at the same Absolute Rate or Money Market Margins, as the case may be, for a greater aggregate principal amount of Bid Loans than the amount in respect of which offers to make Bid Loans are accepted at that Absolute Rate or Money Market Margins, as the case may be, the principal amount of Bid Loans in respect of which such offers are accepted at such interest rate shall be allocated by the Administrative Agent as equitably as is practicable between or among such Banks in integral multiples of $100,000 based upon the respective principal amounts of such offers.

          (c) Notification of Acceptances to Banks. Prior to (i) 11:00 a.m. (Minneapolis time) on the third Eurodollar Business Day prior to the proposed Borrowing Date in the case of Money Market Loans or (ii) 10:00 a.m. (Minneapolis time) on the proposed Borrowing Date in the case of Absolute Rate Loans, the Administrative Agent shall notify by telex or telecopier each Bank that has made a Bid Loan Tender whether its offer or offers have been accepted, and whether in whole or in part, specifying the date and principal amount of each Bid Loan to be made by such Bank as part of the Bid Loan Borrowing and the interest rate applicable to each such Bid Loan to be made by such Bank. The Administrative Agent shall also promptly notify all Banks of the principal amount and maturity date of each Bid Loan made on such Borrowing Date and the identity of each Bank making such Bid
     Loan.

          (d) Notification of LIBO Rate for Money Market Loans. On the second Eurodollar Business Day prior to the proposed Borrowing
     Date for Money Market Loans, the Administrative Agent shall


                                   28


     notify by telex or telecopier each Bank making such Money Market Loan and the Company of the LIBO Rate to be applicable thereto.

     4.7 Making the Bid Loans. Each Bank that is to make a Bid Loan as part of a Bid Loan Borrowing shall, before 12:00 noon (Minneapolis time) on the date of such Bid Loan Borrowing specified in the notice received from the Administrative Agent pursuant to Section 4.6(c), make available to the Administrative
Agent  such  Bank's  portion  of  such  Bid  Loan  Borrowing   in
immediately available funds. Upon satisfaction of the applicable conditions set forth in Sections 9 and 10 and after receipt by the Administrative Agent of such funds, the Administrative Agent promptly will make such funds available to the Company.

     4.8 The Bid Loan Notes. On or before the Effective Date, the Company shall duly issue and deliver to the Administrative Agent a series of notes substantially in the form of Exhibit P hereto (each, a "Bid Loan Note" and, collectively, the "Bid Loan
Notes"), with appropriate insertions therein, one payable to the order of each Bank. Each Bank is hereby authorized by the Company to enter on the schedule attached to its Bid Loan Note or otherwise in its records, the amount of each Bid Loan made by it hereunder, each payment thereon and the other information provided for on such schedule; provided, however, that the failure to make any such entry or any error in making such entry with respect to any Bid Loan or with respect to any payment shall not limit or otherwise affect the obligation of the Company hereunder or under any such Bid Loan Note, and, in all events, the principal amount owing by the Company in respect of each Bank's Bid Loan Note shall be the aggregate amount of all Bid
Loans made by such Bank less all payments of principal thereon made by the Company. If such schedule shall be fully completed, such Bank may attach an additional such schedule or schedules thereto. Each Bid Loan Note shall evidence that the principal amount of each Bid Loan and shall be due and payable no later than the maturity date thereof or upon acceleration under Section
13.1. Each Bank's Bid Loan Note shall bear interest as provided in Section 4.9.

     4.9 Interest on Bid Loans. Except as provided in Section 7.2, the Company shall pay interest on the unpaid principal amount of each Bid Loan from the date of such Bid Loan to the date the principal amount of such Bid Loan is repaid in full, as follows:

          (a) in the case of Absolute Rate Loans, at the Absolute Rate specified by the Bank making such Absolute Rate Loan in its Bid Loan Tender, payable on the interest payment date or dates specified by the Company in the related Bid Loan Tender Request Notice and on the maturity date of such Absolute Rate Loan; and

         (b) in the case of Money Market Loans, at the LIBO Rate determined in accordance with the definition thereof plus or minus the Money Market Margin specified by the Bank making such Money Market Loan in its Bid Loan Tender, payable on the interest payment date or dates specified by the Company in the related Bid Loan Tender Request Notice and on the maturity date of such Money Market Loan.

     4.10 Payments and Prepayments of Bid Loans. The Company shall repay to the Administrative Agent for the account of each Bank which has made a Bid Loan on the maturity date of such Bid Loan the then unpaid principal amount of such Bid Loan. The Company


                             29


shall have no right to prepay any Bid Loan unless (a) specified by the Company in the related Bid Loan Tender Request Notice (and then only upon the terms therein specified), (b) any Bank shall have requested prepayment of such Bid Loan pursuant to the provisions of Section 2. 10 or (c) any Bank shall have given notice that it is entitled to claim compensation pursuant to
Section 7.8 or 7.9 with respect to such Bid Loan. Any such prepayment shall be accompanied by accrued interest on the Bid Loan so prepaid and any payments required pursuant to Section 7.3.

     4.11 Reborrowings. Within the limits and upon the conditions set forth in this Section 4, the Company may from time to time during the Revolving Credit Availability Period borrow under this
Section 4, repay pursuant to Section 4.10 and reborrow under this
Section 4.

5.   [RESERVED]

6.   [RESERVED]

7.   THE FACILITIES IN GENERAL

     7.1  Payments.

          (a) Each payment, including each prepayment, payable hereunder (except the arrangement fee under Section 7.12(b)) shall be made by the Company to the Administrative Agent at U.S. Bank National Association, or at such other office designated by the Administrative Agent from time to time, in immediately available funds by 1:00 p.m. (Minneapolis time) on the due date for such payment; provided, that any such payment shall be deemed to have been received by the Administrative Agent by 1:00 p.m. (Minneapolis time) on such due date if (i) the Company shall have irrevocably instructed the Administrative Agent to apply the proceeds of new Credit Extensions scheduled to be made on such due date to such payment or payments and (ii) such proceeds, together with other funds the Company has directed the Administrative Agent to apply, are sufficient, or would be sufficient but for the failure of a Bank to fund such new Credit Extension on such date, to make such payment or payments in full. Upon receipt or deemed receipt thereof by the Administrative
     Agent, the Administrative Agent shall remit to each Bank entitled to receive such payment in immediately available funds on the day such funds are received or deemed received, such Bank's share thereof. The Company shall pay the arrangement fee directly to the Arranger on the Effective Date. If any payment hereunder or under the Notes with respect to a Base Rate Loan or Absolute Rate Loan or fees or with respect to any Acceptance, shall be due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next Business Day, and interest shall be payable at the applicable rate with respect thereto during such extension. If any payment hereunder or under the Notes with respect to a LIBOR Loan or a Money Market Loan shall be due and payable on a day other than a Eurodollar Business Day, the maturity thereof shall be extended to the next Eurodollar Business Day (unless such day would fall in another calendar month, in which event payment shall be made on the next preceding Eurodollar Business Day), and interest shall be payable at the applicable rate with respect thereto during such extension.

          (b) (i) All payments or reimbursements required to be made under this Agreement shall be made free and clear of and without deduction for any and all taxes, duties, fees or other charges of


                                    30


     any nature whatsoever imposed or levied by any governmental authority, domestic or foreign (except for taxes, duties, fees or other charges based upon or measured by the net income, net worth or shareholder's capital of any Bank, those charges which are in substitution for, or relieve any Bank from, any tax based upon or measured by net income, net worth or shareholder's capital of such Bank, and changes in the rate of tax on the overall net income, net worth or shareholder's capital of such Bank); provided, however, that if any Bank or holder of any Note hereunder fails to file when it may lawfully do so with the Company a properly completed and executed copy of either Internal Revenue Service Form W-8BEN or any successor thereto or Internal Revenue Service Form W-8ECI or any successor thereto and any additional form necessary for claiming complete exemption from United States withholding taxes (or such other form as is required to claim complete exemption from United States withholding taxes) in accordance with the provisions of Section 7.1(b) (ii), then all such payments to such Bank or holder shall be net of any amounts the Company is required to withhold under applicable law. A certificate as to any additional amounts payable to any Bank under this Section 7.1(b) submitted to the Company by such Bank shall show in reasonable detail the amount payable and the calculations used to determine such amount and shall be conclusive and binding upon the parties hereto in the absence of manifest error. With respect to each deduction or withholding for or on account of any taxes, the Company shall promptly (and in any event not less than 45 days thereafter) furnish to each Bank such certificates, receipts and other documents as may be required (in the reasonable judgment of such Bank) to establish any tax credit to which such Bank may be entitled.

               (ii) As long as it may lawfully do so, each Bank or holder of any Note agrees to file with the Company, in duplicate, for each taxable year of such Bank or such holder during which interest arising under this Agreement is received, and before payment by the Company of any interest during such year on the Loans made by such Bank, a properly completed and executed copy of either Internal Revenue Service Form W-8BEN or Internal Revenue Service Form W-8ECI or any successor thereto and any additional form necessary for claiming complete exemption from United States withholding taxes (or such other form as is required to claim complete exemption from United States withholding taxes), if and as provided by the Code, regulations or other pronouncements of the United States Internal Revenue Service; and the Bank or such holder, as the case may be, warrants to the Company that the form so filed will be true and complete; provided, that such Bank's or such holder's failure to complete and execute such W-8BEN or W-8ECI, as the case may be, and any such additional form (or any successor form or forms) shall not relieve the Company of any of its obligations under this Agreement, except as otherwise provided in this
          Section 7.1(b).

     7.2 Interest on Overdue Payments. All amounts payable hereunder (other than interest), including, without limitation, under the Notes, after maturity thereof (whether upon stated maturity or due date, by acceleration or otherwise), not paid when due shall bear interest, from the date such amounts become due to the date of payment, at a fluctuating per annum rate equal to the then Applicable Base Rate plus 2%. All interest provided for in this
Section 7.2 shall be payable on demand.



                                   31


     7.3 Indemnification. The Company hereby agrees to indemnify and hold the Administrative Agent and each Bank free and harmless from all reasonable losses, costs and expenses (including, without limitation, any loss, cost or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by any Bank to fund or maintain any LIBOR Loans, Bid
Loans, Acceptances or Acceptance Participations) which the Administrative Agent or any Bank may incur, to the extent not otherwise compensated for under this Agreement and not mitigated by the redeployment of such deposits or other funds, as a result of (a) a default by the Company in payment when due of the principal of or interest on any LIBOR Loan, Bid Loan or Acceptance Obligation (b) the Company's failure (other than a failure attributable to a default by such Bank) to make a borrowing, conversion or refunding with respect to a LIBOR Loan or Bid Loan or to take down an Acceptance after making a request therefor, (c) a prepayment, conversion or refunding (whether mandatory or otherwise, but excluding a prepayment under Section
2.10) of a LIBOR Loan or Bid Loan before the expiration of the related Interest Period or the maturity date thereof, and (d) any default by the Company under this Agreement, any demand for payment of a LIBOR Loan or Bid Loan by the Administrative Agent permitted hereunder before the expiration of the related Interest Period; provided, however, that the Company shall not be obligated to pay any such amounts or amount which are attributable to periods exceeding 180 days prior to the date of receipt by the Company of the certificate referred to in the next sentence. A certificate as to any such loss, cost or expense (including calculations, in reasonable detail, showing how such Bank computed such loss, cost or expense) shall be submitted by such Bank to the Company together with such Bank's request for indemnification (which request shall set forth the basis for requesting such amounts) and shall, in the absence of manifest error, be conclusive and binding as to the amount thereof.

     7.4 Adjustments of Revolving Commitments. Upon at least five Business Days' irrevocable prior written notice to the Administrative Agent (which shall advise each Bank thereof as soon as practicable thereafter), the Company may permanently reduce the Aggregate Revolving Commitment, in whole at any time or in part from time to time, without premium or penalty, provided, that (i) each partial reduction of the Aggregate Revolving Commitment shall be in an aggregate amount equal to at least $15,000,000, or in integral multiples of $5,000,000 in excess thereof, (ii) each reduction shall be accompanied by payment of (a) the Facility Fee accrued on the amount of the Aggregate Revolving Commitments so reduced through the date of such reduction, and (b) the amount, if any, by which the aggregate unpaid principal amount of all Committed Loans outstanding exceeds the amount of the Aggregate Revolving Commitments as so reduced, together with accrued interest on the amount being prepaid to the date of such prepayment, (iii) any prepayment under clause (ii) above shall be subject to any required payments pursuant to Section 7.3, (iv) such reduction shall not cause the Aggregate Outstandings of all Banks to exceed the Aggregate Revolving Commitment. Reductions of the Aggregate Revolving Commitment and any accompanying prepayments of the Committed Loans shall be apportioned among the Banks according to their Pro Rata Share.

     7.5 Determinations of Rates. The Administrative Agent will, with reasonable promptness, notify the Company and the Banks of each determination of interest rates and other rates and fee levels applicable hereunder; provided that any failure to do so shall not relieve the Company of any liability hereunder or provide the basis for any claim against the Administrative Agent. Any change in the interest rate on a Loan or an Acceptance or in the Facility Fees payable hereunder resulting from a change in


                            32


the Company's senior unsecured long-term debt ratings or the Debt to Cashflow Ratio shall become effective as of the opening of business on the day on which such change in debt ratings becomes effective or change in Debt to Cashflow Ratio is reported to the Administrative Agent as provided hereunder. The Administrative Agent will with reasonable promptness notify the Company and the Banks of the effective date and the amount of each such change, provided that any failure to do so shall not relieve the Company of any liability hereunder or provide the basis for any claim against the Administrative Agent.

     7.6 Mandatory Prepayments. If at any time Aggregate Outstandings owed all of the Banks exceed the Aggregate Revolving Commitment, the Company shall promptly make a prepayment of amounts outstanding hereunder in an amount equal to such excess which amounts shall be applied by the Administrative Agent in a manner to minimize the payments required to be made pursuant to
Section 7.3.

     7.7 Mandatory Prepayments With Respect to Outstanding Acceptances. Whenever, by the application of the provisions of Sections 7.4, 7.6 or 13.1, Aggregate Outstandings which include outstanding Acceptances shall have become due and payable, the Company shall pay to the Administrative Agent immediately available funds equal to the aggregate face amount of all such outstanding Acceptances, and the Administrative Agent shall hold such funds as collateral for all outstanding unmatured Acceptances and all outstanding Acceptance Obligations.
Thereupon such Acceptances for the purposes of this Agreement shall be deemed to be no longer outstanding and any amounts payable by the Company hereunder with respect thereto shall be deemed to have been paid. The Administrative Agent shall apply the funds so paid to such Acceptances as they mature. After the maturity of the last of such Acceptances, the Administrative Agent shall promptly remit to the Company an amount determined by multiplying (x) the face amount of each of such Acceptances by
(y) a fraction, the numerator of which is the actual number of days between the date of payment of such funds by the Company and the last maturity date of such Acceptances and the denominator of which is 360 by (z) a per annum rate equal to the rate per annum which the Administrative Agent would offer to pay on its certificates of deposit issued in the United States at approximately 10:00 a.m. (Minneapolis time) on the Business Day preceding the payment of such funds to the Administrative Agent in a dollar amount comparable to the funds so paid and having a maturity equal to the weighted average remaining term of such Acceptances.

     7.8 Capital Adequacy. In the event that compliance by any Bank with any present or future applicable law or governmental rule, requirement, regulation, guideline or order (whether or not having the force of law but, if not having the force of law, with respect to which similarly situated banks generally comply) regarding capital adequacy has the effect of reducing the rate of return on such Bank's capital as a consequence of its commitment to make, or the making or maintaining of, any Credit Extensions hereunder to a level below that which such Bank would have achieved but for such compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time the Company shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction; provided, however, that the Company shall not be obligated to pay any such amount or amounts (i) unless such Bank shall have first notified the Company in writing that it intends to seek compensation from the Company pursuant to this sentence, and (ii) which are attributable to periods exceeding 90 days prior to the date of


                              33


receipt by the Company of such notice. A certificate as to the amount of any such reduction (including calculations in reasonable detail showing how such Bank computed such reduction and a statement that such Bank has not allocated to its Commitments or outstanding Credit Extensions a proportionately greater amount of such reduction than is attributable to each of its other commitments to lend or to each of its other outstanding credit extensions that are affected similarly by such compliance by such Bank, whether or not such Bank allocates any portion of such reduction to such other commitments or credit extensions) shall be furnished promptly by such Bank to the Company. Any such certificate setting forth the basis for determining such reduction or amounts necessary to compensate such Bank shall be conclusive and binding upon the Company, absent manifest error.

     7.9 Charges: Legal Restrictions. If any present or future applicable law, rule or regulation or any change therein or in the interpretation or administration thereof by any Governmental Body, central bank or comparable agency charged with the interpretation or administration thereof or compliance by any Bank with any request or directive of any such authority, central bank or comparable agency, whether or not having the force of law but, if not having the force of law, with respect to which similarly situated banks generally comply:

          (a) subject to the proviso to Section 7.1(b)(i), shall subject any Bank to any tax, duty or other charge with respect to its obligation to make Credit Extensions or shall change the basis of taxation of payments to such Bank of the principal of or the interest with respect to its Credit Extensions, fees or any other amounts due under this Agreement in respect of its obligation to make Credit Extensions (except for taxes based upon or measured by the net income, net worth or shareholder's capital of any Bank, those charges which are in substitution for, or relieve any Bank from, any tax based upon or measured by net income, net worth or shareholder's capital of such Bank, and changes in the rate of tax on the overall net income, net worth or shareholder's capital of such Bank); or

          (b) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit, compulsory loan or similar requirements in connection with any of the Loans, Acceptances or Acceptance Obligations against assets of, or deposits or other liabilities with, of or for the account of, or advances or loans by, or credit extended by, or any acquisition of funds by or for the account of any office of such Bank or shall impose on such Bank any other condition affecting its obligations to make Credit Extensions; and the result of any of the foregoing would in the reasonable judgment of such Bank increase the cost to such Bank of making, renewing or maintaining its Credit Extensions, or reduce the amount of any sum receivable by such Bank under this Agreement;

          then, upon demand by such Bank, the Company agrees to pay to such Bank such additional amount or amounts as would compensate such Bank for such increased cost or reduction but only with respect to the 90-day period immediately preceding the making of each such demand; provided that there shall be no duplication of amounts paid to any Bank pursuant to this
Section 7.9 and pursuant to any other provision of this Agreement. A certificate of such Bank setting forth the basis for determining such additional amount or amounts necessary to


                              34


compensate such Bank shall be conclusive and binding upon the Company, absent manifest error.

          Without limiting the effect of the foregoing, upon any Bank's written request delivered to the Company, the Company shall pay to such Bank on the last day of each Interest Period so long as such Bank is required to maintain reserves against "Eurocurrency liabilities" as defined in Regulation D (as at any time amended) of the Board of Governors of the Federal Reserve System, as additional interest on the unpaid principal amount of each LIBOR Loan, and Money Market Loan by such Bank outstanding during such Interest Period, an additional amount (determined by such Bank and notified to the Company) as would, together with payments of interest on such LIBOR Loan or Money Market Loan for such Interest Period, result in the receipt by such Bank of total interest on such LIBOR Loan or Money Market Loan as though such Bank had funded 100% of its LIBOR Loan or Money Market Loan in the offshore Dollar market for such Interest Period at a rate determined by such Bank to be equal to the rate determined in accordance with the following formula:

                    LIBO  Rate divided by one minus the rate
          (expressed as a decimal) of such reserves then required by such Regulation D in respect of Eurocurrency liabilities for such Bank, plus, in the case of LIBOR Loans, the Applicable Margin or, in the case of Money Market Loans, plus or minus the Money Market Margin.

     7.10 Replacement Banks. In the event that any Bank shall have given notice that it is entitled to claim compensation pursuant to Sections 7.8 or 7.9, or shall have given notice of illegality pursuant to Section 2.10, the Company, with the prior written consent of the Administrative Agent (which consent will not unreasonably be withheld), may designate a replacement bank to assume the Commitments and the other obligations of such Bank hereunder and under any outstanding Acceptance Participation held by such Bank and to purchase the outstanding Committed Loan Note and Bid Loan Note and any outstanding Acceptance Participation payable to such Bank and such Bank's rights hereunder and with respect thereto, without recourse upon, or warranty by, or expense  to, such Bank for a purchase price equal to the  sum  of
(a) the aggregate outstanding unpaid principal amount of such Committed Loan Note and Bid Loan Note and any outstanding Acceptance Obligation payable to such Bank, together with all interest accrued and unpaid thereon, (b) any unpaid Facility Fee or other fee payable to such Bank for the period prior to such purchase, (c) the amount that would have been payable to such Bank pursuant to Section 7.3 had such purchase of said Committed Loan Note and Bid Loan Note constituted a prepayment thereof contemplated by clause (c) of the first sentence of Section 7.3, and (d) the portion of the Acceptance Commission payable to such Bank upon payment of the related Acceptance Obligation (prorated in the proportion that the number of days in the period from and including the date of creation of the related Acceptance to but
excluding   the   date  of  the  purchase  of   such   Acceptance
Participation bears to the number of days in the period from and including the date of creation of the related Acceptance to but excluding the date of the maturity of the related Acceptance). Upon such assumption and purchase by the replacement bank, such replacement bank shall be deemed to be a "Bank" for purposes of this Agreement and such replaced Bank shall cease to be a "Bank" for purposes of this Agreement and shall no longer have any obligations hereunder (except as provided in Section 18.10) or rights hereunder (except as provided in Sections 7.3, 7.8, 7.9 and 19).



                                35


     7.11 Funding. Each Bank may elect to fund all or any portion of its Loans in any manner it may determine in its reasonable discretion, including, without limitation, in the Grand Cayman inter-bank market, the London inter-bank market, the Bahamas inter-bank market and within the United States; provided that in any case in such event the obligations of the Company to repay such Loan shall nevertheless be to such Bank.

     7.12 Fees.

          (a) The Company agrees to pay to the Banks a facility fee (the "Facility Fee") during the Revolving Credit Availability Period (computed in each case on the basis of a 365 or 366 day year, as applicable, for actual days elapsed) on the entire amount of the Aggregate Revolving Commitment (whether utilized or unutilized), equal to (i) 0.15% per annum if Level I Status exists and (ii)
     0.20% per annum if Level II Status exists. The Facility Fee shall be payable quarterly in arrears on the first Business Day of February, May and August of each year, commencing on the first Business Day of February, 2001, and on the Maturity Date.
     Payment of the Facility Fee shall be made to the Administrative Agent and, upon receipt thereof, the Administrative Agent shall promptly remit to each Bank its Pro Rata Share thereof.

          (b) The Company shall pay to the Administrative Agent for the account of each Bank in accordance with its Pro Rata Share, (i) a utilization fee of 0.125% times the actual daily Aggregate Outstandings on each day that such Aggregate Outstandings equal or exceed 50% of the Aggregate Commitments and (ii) an additional utilization fee of an additional 0.125% times the actual daily Aggregate Outstandings on each day that such Aggregate Outstandings equal or exceed 75% of the Aggregate Commitments.
     The utilization fee shall be due and payable quarterly in arrears on the last Business Day of each February, May and August, commencing with the first such date to occur after January 31, 2001, and on the Maturity Date. The utilization fee shall be calculated quarterly in arrears.

          (c) The Company agrees to pay directly to the Arranger for the sole use and benefit of the Arranger, on the Effective Date, an arrangement fee in an amount set forth in and subject to a letter agreement dated November 30, 2000 among the Arranger, Bank of America and the Company.

          (d) The Company agrees to pay to the Administrative Agent a fee (for its sole use and benefit) in an amount set forth in a letter agreement dated December 13, 2000 between the Administrative
     Agent and the Company.

8.   REPRESENTATIONS AND WARRANTIES

          In order to induce the Administrative Agent and the Banks to enter into this Agreement and to make the Credit Extensions, the Company hereby makes the following representations and warranties to the Administrative Agent and to each Bank:

     8.1 Subsidiaries. As of the Effective Date, the Company has only the Subsidiaries set forth in Exhibit Q hereto. As of the Effective Date, except as set forth in Exhibit Q, all of the shares of all classes of the stock of each Subsidiary are owned by the Company free and clear of any Liens and are validly


                              36


issued, fully paid for and nonassessable, and there are no outstanding rights, options, warrants or shareholder agreements, complete copies of which have not been furnished to the Banks.

     8.2 Existence and Power. The Company and each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, has all requisite power and authority to own its Property and to carry on its business as now conducted, and is in good standing and authorized to do business in each jurisdiction in which the character of the Property owned and leased by it therein or the transaction of its business makes such qualification necessary except for such jurisdictions where the failure to be in such standing and so authorized will not materially adversely affect the financial condition, business or operations of the Company and its Consolidated Subsidiaries, taken as a whole, or prevent the enforcement of contracts entered into.

     8.3 Authority. The Company has full power and authority to enter into, execute, deliver and carry out the terms of this Agreement, to make the borrowings contemplated hereby, to execute, deliver and carry out the terms of the Credit Documents and to incur the obligations provided for herein and therein, and the execution, delivery and performance of this Agreement and the Credit Documents have been duly authorized by all necessary corporate action of the Company. No consent or approval of, or exemption by, any Governmental Body is required to authorize, or is required in connection with the execution and delivery of, and performance by the Company of its obligations under, this Agreement or the Credit Documents or is required as a condition to the validity or enforceability of this Agreement or the Credit Documents (except for such consents, approvals or exemptions, if any, which may be required to be obtained or made subsequent to the Effective Date, all of which, if then required, will have been duly obtained or made on or before each date on which the foregoing representation and warranty shall be made or effective or reaffirmed, as the case may be, will be sufficient for all purposes thereof and will be in full force and effect on each such date).

     8.4 Binding Agreement. This Agreement constitutes, and the Credit Documents when issued and delivered pursuant hereto for value received will constitute, the valid and legally binding obligations of the Company enforceable against the Company in accordance with their respective terms.

     8.5 Litigation. As of the Effective Date, there are no actions, suits or arbitration proceedings (whether or not purportedly on behalf of the Company or any Subsidiary) pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary, or maintained by the Company or any Subsidiary, in law  or in equity before any Governmental Body which individually or in the aggregate are likely (to the extent not covered by insurance) to result in a material adverse change in the
consolidated   financial  condition  of  the  Company   and   its
Consolidated Subsidiaries, except as set forth in the Company's annual report on Form 10-K for the fiscal year ended December 25,
1999 or its quarterly reports on Form 10-Q for the thirteen weeks ended March 25, 2000, June 24, 2000 and September 23, 2000, respectively, filed with the Securities and Exchange Commission, and except as disclosed in writing to the Banks (making specific reference to this Agreement) prior to the Effective Date. As of the Effective Date, there are no proceedings pending or, to the knowledge of the Company, threatened against the Company or any
Subsidiary   which   call   into   question   the   validity   or


                            37


enforceability of this Agreement or the Credit Documents  or  any document  delivered in connection herewith or therewith,  or  any
action   to   be   taken  in  connection  with  the  transactions
contemplated hereby or thereby.

      8.6 No Conflicting Agreements. Neither the Company nor any Subsidiary is in default under any agreement to which it is a party or by which it or any of its Property is bound the effect of which could reasonably be expected to have a material adverse effect on the business or operations of the Company and its Consolidated Subsidiaries taken as a whole, except as disclosed in writing to the Banks (making specific reference to this Agreement). No provision of (i) the articles of incorporation, charter, bylaws, preferred stock or any shareholder agreement of the Company or any Subsidiary, (ii) subject to the Company's compliance with any applicable covenants pertaining to its incurrence of unsecured indebtedness, any existing mortgage or indenture or loan or credit agreement, (iii) any other contract or agreement (which is, individually or in the aggregate, material to the consolidated financial condition, business or operations of the Company and its Consolidated Subsidiaries) after giving effect to any effective amendments or waivers to the terms thereof, (iv) any statute (including, without limitation, any applicable usury or similar law), rule or regulation, and (v) any judgment, decree or order (which is, individually or in the aggregate, material to the consolidated financial condition, business or operations of the Company and its Consolidated Subsidiaries), in either case binding on the Company or any Subsidiary or affecting the property of the Company or any Subsidiary; conflicts with, or requires any consent under, or would in any way prevent the execution, delivery or carrying out of the terms of, this Agreement or the Credit Documents, and the taking of any such action will not constitute a default under (subject as aforesaid), or result in the creation or imposition of, or obligation to create, any Lien upon the Property of the Company or any Subsidiary pursuant to the terms of any such mortgage, indenture, loan or credit agreement or other contract (other than any right to setoff or banker's lien or attachment that any Bank or other holder of Credit Documents may have under applicable law).

     8.7 Taxes. The Company and each Consolidated Subsidiary has filed or caused to be filed all tax returns required to be filed, and has paid, or has made adequate provision for the payment of, all taxes shown to be due and payable on said returns or in any assessments made against it, and no tax liens have been filed and no claims are being asserted with respect to such taxes which are required by Generally Accepted Accounting principles to be reflected in the Financial Statements and are not so reflected therein. The charges, accruals and reserves on the books of the Company and each Consolidated Subsidiary with respect to all federal, state, local and other taxes are considered by the management of the Company to be adequate, and the Company knows of no unpaid assessment which is due and payable against the Company or any Consolidated Subsidiary, except (a) those not yet delinquent, (b) those not substantial in aggregate amount, (c) such thereof as are being contested in good faith and by appropriate proceedings diligently conducted, or (d) those involving foreign taxes and assessments which are involved in a good faith dispute with respect to tax or other matters (subject, in the case of clause (c) or (d), to appropriate reserves).

     8.8 Financial Statements. The Company has heretofore delivered to each Bank copies of the consolidated balance sheets of the Company as of December 31, 1999, and the related consolidated statements of operations, shareholder's equity and changes in cash flows for the year then ended (such statements being sometimes referred to herein as the "Financial Statements"). The


                           38


Financial Statements were audited and reported on by the Accountants. The Financial Statements fairly present the consolidated financial condition and the consolidated results of operations of the Company as of the date and for the period indicated therein, and the Financial Statements have been prepared in conformity with Generally Accepted Accounting Principles (except as disclosed in the notes thereto). As of the Effective Date, except (i) as reflected in the Financial Statements or in the footnotes thereto, or (ii) as otherwise disclosed in writing to the Banks prior to the date hereof (making specific reference to this Agreement), neither the Company nor any Subsidiary has any obligation or liability of any kind (whether fixed, accrued, contingent, unmatured or otherwise) which is material to the Company and the Consolidated Subsidiaries on a consolidated basis and which, in accordance with Generally Accepted Accounting Principles consistently applied, should have been recorded or disclosed in such Financial Statements and were not, other than those incurred in the ordinary course of their respective businesses since the date of such Financial Statements. Since December 25, 1999 to the Effective Date (i) the Company and each Subsidiary has conducted its business only in the ordinary course, and (ii) there has been no adverse change in the financial condition of the Company and its Subsidiaries taken as a whole which is material to the Company and its Consolidated Subsidiaries on a consolidated basis, except in each case as set forth in the Company's annual report on Form 10-K for the fiscal year ended December 25, 1999 or its quarterly reports on Form 10-Q for the thirteen weeks ended March 25, 2000, June 24, 2000 and September 23, 2000, respectively, filed with the Securities and Exchange Commission, and except in each case as disclosed in writing to the Banks (making specific reference to this Agreement) prior to the Effective Date; and, since the Effective Date, there has been no material adverse change in their consolidated financial condition from the most recent consolidated financial statements of the Company and its Consolidated Subsidiaries which have been furnished to the Banks pursuant to this Agreement, except as disclosed in writing to the Banks (making specific reference to this Agreement).

     8.9  Compliance with Applicable Laws; Environmental Matters.

          (a) Neither the Company nor any Subsidiary is in default with respect to any judgment, order, writ, injunction, decree or decision of any Governmental Body which default would have a material adverse effect on the financial condition, operations or Property of the Company and its Consolidated Subsidiaries on a consolidated basis except as disclosed in writing to the Banks (making specific reference to this Agreement). The Company and each Subsidiary is complying in all material respects with all applicable statutes and regulations, including without limitation ERISA and applicable occupational, safety and health and other labor laws, of all Governmental Bodies, a violation of which could reasonably be expected to have a material adverse effect on the financial condition, operations or Property of the Company and its Subsidiaries on a consolidated basis, except as otherwise disclosed in writing to the Banks (making specific reference to this Agreement).

          (b) The Company conducts in the ordinary course of business a review of the effect of existing Environmental Laws and existing Environmental Claims on its business, operations and properties, and as a result thereof the Company has reasonably concluded that, except as specifically disclosed in Schedule 2, such Environmental Laws and Environmental Claims could not, individually or in the aggregate, reasonably be expected to have


                                   39


     a material adverse effect on the financial condition, operations or Property of the Company and its Subsidiaries on a consolidated basis.

     8.10 Property. The Company and each Subsidiary has good and valid title to, or good and valid leasehold interests in, all of its Property which is material to the Company and its Consolidated Subsidiaries taken as a whole, subject to no Liens, except such thereof as are not prohibited by the terms of this Agreement.

      8.11 Federal Reserve Regulations. The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Federal Reserve Board, as amended. No part of the proceeds of the Credit Extensions will be used, directly or indirectly, for a purpose which violates any law, rule or regulation of any Governmental Body, including, without limitation, the provisions of Regulations T, U, or X of said Board, as amended.

      8.12 No Misrepresentation. No representation or warranty contained herein or in any document to be executed and delivered in connection herewith and no certificate or report furnished or to be furnished by the Company or any Subsidiary in connection with the transactions contemplated hereby, contains or will contain a misstatement of material fact, or omits or will omit to state a material fact required to be stated in order to make the statements herein or therein contained (taken as a whole) not misleading in the light of the circumstances under which made.

     8.13 Employee Benefit Plans.

          (a) Each Employee Benefit Plan of the Company is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Employee Benefit
     Plan  of  the  Company which is intended  to  qualify  under
     Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Company, nothing has occurred which would cause the loss of such qualification.

          (b) There are no pending or, to the best knowledge of Company, threatened claims, actions or lawsuits, or action by any Governmental Body, with respect to any Employee Benefit Plan which has resulted or could reasonably be expected to result in liability which is material to the consolidated financial condition of the Company and its Consolidated Subsidiaries.
     There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Employee
     Benefit Plan of the Company which has resulted or could reasonably be expected to result in liability which is material to the consolidated financial condition of the Company and its Consolidated Subsidiaries.

          (c) As of the date hereof, neither the Company nor any Related Person to the Company or any Subsidiary maintains or contributes to any Plan, except as specifically disclosed in Schedule 3. To the best of the Company's knowledge, neither the Company nor any Related Person to the Company or any Subsidiary has ever contributed to any multiemployer plan within the meaning of
     Section 4001(a)(3) of ERISA.



                                 40


     8.14 Investment Company Act. The Company is not an "investment company" or a company "controlled" by an "investment company, "within the meaning of the Investment Company Act of 1940, as amended.

     8.15 Public Utility Holding Company Act. The Company is not a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

9.   CONDITIONS OF LENDING -- INITIAL CREDIT EXTENSIONS

     In addition to the requirements set forth in Section 10, the obligation of each Bank to make its initial Credit Extension hereunder shall be subject to the fulfillment of the following conditions precedent:

     9.1  Evidence of Execution and Corporate Action.

          (a) The Administrative Agent shall have received written or facsimile notice that counterparts of this Agreement have been executed by each of the parties hereto and the Company shall have executed and delivered to the Administrative Agent for the account of each Bank the Committed Loan Notes and the Bid Loan Notes (appropriately completed).

          (b)  State certificates as to the Company:

               (i) The Administrative Agent shall have received (with a photocopy for each Bank) a copy of the Composite Certificate of Incorporation of the Company and each amendment, if any, thereto, certified by the Secretary of State of the State of Delaware (as of a date reasonably near the date of the initial Credit Extension hereunder) as being true and correct copies of such documents on file in his office.

               (ii) The Administrative Agent shall have received (with a photocopy for each Bank) certificates of good standing for the Company from each of (a) the Secretary of State of Delaware and the Secretaries of State of the States where the Company conducts its principal operations, certifying that the Company is in good standing in such States and (b) if available, the appropriate tax authorities of each State listed in (a) above, certifying that the Company is in good standing and has no known unpaid tax liability, such certificates to be dated reasonably near the date of the initial Credit Extension hereunder.

          (c) The Administrative Agent shall have received (with a signed copy for each Bank) the signed certificate of the President or a Vice President and the Secretary of the Company, dated the date of the initial Credit Extension hereunder, certifying as to (i) a true and correct copy of resolutions adopted by the Board of Directors (or the duly empowered Executive Committee of the Board of Directors) of the Company authorizing the execution, delivery and performance by the Company of this Agreement and the Credit Documents, and authorizing the issuance by the Company of the


                                   41


     Credit Documents in the manner and for the purpose contemplated by this Agreement, (ii) a true and correct copy of the by-laws of the Company as in effect on such date, and (iii) the incumbency and specimen signatures of officers or employees of the Company executing the Agreement, the Credit Documents and any other documents delivered to the Administrative Agent in connection with this Section 9.

     9.2 Opinion of Company Counsel. The Administrative Agent shall have received (with a signed copy for each Bank) the signed opinion of Sheila B. Hagen, Esq., General Counsel of the Company, hereby given upon the express instructions of the Company, dated the date of the initial Credit Extension hereunder, in the form of Exhibit I hereto, with such changes (if any) therein as shall be acceptable to the Administrative Agent, and as to such other matters as the Administrative Agent may reasonably request.

     9.3 Other Instruments and Documents. The Administrative Agent shall have received (with a photocopy for each Bank) such other instruments and documents as the Administrative Agent may have reasonably requested on or before the Effective Date.

     9.4 Other Agreements. Evidence satisfactory to the Administrative Agent that each of: (i) the Amended and Restated Multi-Year Credit Agreement dated as of December 21, 1995 among the Company, certain of the Banks (and other banks), the Syndication Agent and First Bank National Association, as Administrative Agent, (ii) the Revolving Credit Facility dated January 21, 2000 among the Company, the Syndication Agent and Citibank, N.A., each as a Co-Lead Arranger and Co-Administrative Agent, and (iii) the Promissory Note dated June 15, 2000 by the Company in favor of Bank of America, National Association have been (substantially contemporaneously with the initial Credit Extension hereunder) paid off in full and have expired or been cancelled.

     9.5 Fees. The Company shall have paid to the Syndication Agent, the Arranger and the Administrative Agent such fees as are required to be paid pursuant to the Fee Letters.

10.  CONDITIONS OF LENDING -- ALL CREDIT EXTENSIONS

     10.1 All Credit Extensions. The obligations of the Banks to make any Credit Extension are subject to the fulfillment of the following conditions precedent:

          (a) On each Borrowing Date and Drawing Date, and after giving effect to the Credit Extensions to be made on each such date (except, in the case where the sum of (i) the aggregate principal amount of the Committed Loans and (ii) the aggregate face amount of Bankers Acceptances being made or created on such date equals or is less than the sum of (x) the aggregate principal amount of the Committed Loans and (y) the aggregate face amount of Bankers Acceptances, in each case to be repaid on such date), (A) there shall exist no Default or Event of Default, (B) the representations and warranties contained in this Agreement shall be true, correct and complete in all material respects on and as of such date to the extent as though made on and as of such date, except with respect to any representation or warranty which specifically refers to an earlier date, and (C) both before and after giving effect to such Credit Extension, the Company shall be in compliance with the requirements of any applicable


                                42


     covenants pertaining to its incurrence of unsecured indebtedness. Each Borrowing Request, Bid Loan Tender Request Notice and Notice of Drawing submitted by the Company hereunder shall constitute a representation and warranty by the Company hereunder, as of the date of each such request or notice and as of the date of the applicable Credit Extension that the conditions in this Section 10.1(a) are satisfied.

          (b) All documents required by the provisions of this Agreement to be executed or delivered to the Administrative Agent on or before the applicable Borrowing Date and Drawing Date shall have been executed and shall have been delivered to the Administrative Agent at its office indicated pursuant to Section 15, or at such other place designated by the Administrative Agent from time to time, on or before such date.

     10.2  Committed Loans.  The obligations of the Banks to make
Committed Loans are subject to the Administrative Agent having received a Borrowing Request, except in the case of a conversion pursuant to the last sentence of Section 2.6.

     10.3 Bid Loans. The obligation of each Bank which is to make a Bid Loan as part of a Bid Loan Borrowing (including the initial
Bid Loan Borrowing) to make such Bid Loan is subject to the Administrative Agent having received the Bid Loan Tender Request Notice with respect thereto in accordance with Section 4.2.

     10.4 Acceptances. The obligations of the Administrative Agent to accept Drafts and of the Acceptance Participants to accept from the Administrative Agent Acceptance Participations with respect thereto are subject to the Administrative Agent having received a Notice of Drawing requesting acceptance of such Drafts in accordance with Section 3.2.

11.  AFFIRMATIVE COVENANTS

          The Company covenants and agrees that, on and after the Effective Date, unless otherwise expressly provided in this
Section 11, and until the later of the termination of all Commitments and the payment in full of all principal of and interest on all Loans, all commitment fees and all outstanding Acceptances and Acceptance Obligations, and subject to the conditions stated herein, the Company will:

     11.1  Preservation of Corporate Existence, Etc.  Subject  to
Section 12.9, do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory) of the Company and each Subsidiary; provided, however, that the Company shall not be required to preserve any such right if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or any Subsidiary and that the loss thereof will not have a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise) of the Company and its Consolidated Subsidiaries taken as a whole.

     11.2 Taxes. Pay, or provide adequate reserves or obtain adequate indemnity for the payment of, and will cause each Consolidated
Subsidiary to pay or provide adequate reserves or obtain adequate indemnity for the payment of, all taxes and assessments payable by it which become due, other than (a) those not yet delinquent,
(b) those not substantial in aggregate amount, (c) those being


                           43


contested in good faith or (d) those involving foreign taxes and assessments which are involved in a good faith dispute with respect to tax or other matters.

     11.3 Insurance. (i) To the extent insurance is available on a commercially reasonable basis, maintain, and cause each Subsidiary to maintain, insurance with reputable insurance carriers including, without limitation, Affiliates of the Company on such of its Property, against such risks, and in such amounts as is customarily maintained by similar businesses of similar size with respect to Properties of similar character; or (ii) in lieu thereof, in the case of itself or of any one or more Subsidiaries, maintain or cause to be maintained a system or systems of self-insurance which will accord with the practices of companies owning or operating Properties of a similar character.

     11.4 Maintenance of Properties. Cause all Properties used or useful in the conduct of its business or the business of a Consolidated Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, and cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 11.4 shall prevent the Company from discontinuing the operation or maintenance, or both the operation and maintenance, of any of such Properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Consolidated Subsidiary and would not result in a material adverse effect on the business, properties, assets, operations or condition (financial or otherwise) of the Company and its Consolidated Subsidiaries taken as a whole.

     11.5 Compliance with Laws, Etc. Not violate any laws, rules, regulations, or governmental orders to which it is subject, which violation could reasonably be expected to have a material and adverse effect on the business, properties, assets, operations, condition (financial or otherwise) of the Company and its Consolidated Subsidiaries taken as a whole; and not permit any Subsidiary to violate any laws, rules, regulations, or governmental orders which violation could reasonably be expected to have a material and adverse effect on the consolidated financial condition of the Company and its Consolidated Subsidiaries.

     11.6 Financial Statements and Other Information.  Furnish to each
Bank:

          (a) Interim Reports. Within 60 days after the end of each of the first three quarterly fiscal periods in each fiscal year of the Company, its Form 10-Q for said period, certified, subject to changes resulting from year-end audit adjustments, by a financial officer of the Company;

          (b) Annual Reports. Within 120 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its Consolidated Subsidiaries as at the end of such year, and the related consolidated statements of operations, stockholders' equity and cash flows for such year, setting forth in each case in comparative form the consolidated figures set forth by the Company for comparative purposes in its Form 10-K for such year, accompanied by the opinion (which is not qualified as a result of a limitation on the scope of the audit or


                                 44


     nonconformity with Generally Accepted Accounting Principles) thereon of the Accountants, which opinion shall be prepared in accordance with United States generally accepted auditing standards relating to reporting and shall be based upon an examination by such Accountants of the relevant accounts;

          (c) Officer's Certificates. Together with each delivery of financial statements pursuant to Sections 11.6(a) and (b) above, an Officer's Certificate stating that the signer has reviewed the relevant terms of this Agreement and of the Credit Documents and has made, or caused to be made under such officer's supervision, a review of the transactions and condition of the Company and its Consolidated Subsidiaries covered by such financial statements during the accounting period in question, and that such review has not disclosed the existence during such accounting period, and that the signer does not have knowledge of the existence as at the date of such Officer's Certificate, of a Default or an Event of Default, or, if any such Default or Event of Default exists, specifying the nature and period of existence thereof and what action the Company has taken or is taking or proposes to take with respect thereto;

          (d) Compliance Certificates. Together with each delivery of financial statements pursuant to Sections 11.6(a) and (b) above, a compliance certificate demonstrating in reasonable detail compliance during such accounting period with Sections 12.3, 12.4 and 12.6;

          (e) Accountants' Certificates. Together with each delivery of financial statements pursuant to Section 11.6(b) above, a certificate signed by the Accountants reporting thereon (i) briefly setting forth the scope of their examination (which shall include a review of the Credit Documents, of this Section 11.6 and of Sections 12.3, 12.4 and 12.6), (ii) stating whether or not their examination has disclosed the existence, during the fiscal year covered by such financial statements, of any Default or Event of Default and, if their examination has disclosed such a Default or Event of Default, specifying the nature and period of existence thereof, and (iii) stating that they have examined the Officer's Certificate delivered therewith pursuant to Section 11.6(c) above;

          (f) Reports to SEC and to Stockholders. Promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent by the Company to its stockholders, and of all reports filed by the Company or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any of its functions;

          (g) Notice of Default. Forthwith upon any principal officer of the Company obtaining knowledge of the occurrence of a Default or an Event of Default, an Officer's Certificate specifying the nature and period of existence thereof and what action the Company has taken or is taking or proposes to take with respect thereto;

          (h)  [Reserved];

          (i)  ERISA Notices.  Notice within 30 days of:



                                  45


               (i) the adoption of or commencement of contributions to any Plan by the Company or any Related Person to the Company or any Subsidiary; or

               (ii) the commencement of contributions by the Company or any Related Person Subsidiary to the Company to any multiemployer plan within the meaning of Section 4001(c)(3) of ERISA; or

               (iii) the occurrence of a Reportable Event, the commencement of proceedings to terminate a Plan or the full or partial withdrawal from any multiemployer plan within the meaning of Section 4001(a)(3) of ERISA by the Company or any Related Person to the Company or any Subsidiary; and

          (j) Other Information. With reasonable promptness, such other information and data with respect to the Company or any of its Subsidiaries as from time to time may be reasonably requested by any Bank.

     11.7 Inspections: Discussions. Permit any authorized representatives designated by the Administrative Agent (on behalf of the Majority Banks) or any Bank, at the Banks' or such Bank's expense, to make reasonable inspections of any of the Properties of the Company or any of its Subsidiaries, including its and their books of account, and to discuss its and their affairs, finances and accounts with its and their officers all at such reasonable times and as often as may be reasonably requested by such Bank; provided, that, if required by the Company, the Administrative Agent or any such Bank, as applicable, shall, as a condition to being permitted to make any such inspection, certify to the Company that the same is being made solely in order to assist the Administrative Agent or such Bank in evaluating its interest in the Notes or its obligations hereunder.

     11.8 Books and Records. Maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with Generally Accepted Accounting Principles applied on a consistent basis, and set aside, and cause each of its Subsidiaries to set aside, on its books all such proper reserves as shall be required by Generally Accepted Accounting Principles.

     11.9 Use of Proceeds of Loans. Use the proceeds of the Credit Extensions for general corporate purposes, not otherwise inconsistent with the provisions of this Agreement.

     11.10 Environmental Laws. The Company shall, and shall cause each Subsidiary to, conduct its operations and keep and maintain its property in compliance with all Environmental Laws, the noncompliance with which could reasonably be expected to have a material adverse effect on the financial condition, operations or Property of the Company and its Subsidiaries on a consolidated basis.

12.  NEGATIVE COVENANTS

          The Company covenants and agrees that, on and after the Effective Date, unless otherwise expressly provided in this
Section 12, and until the later of the termination of all Commitments or the payment in full of all principal of and interest on all Loans, all fees and all outstanding Acceptances


                              46


and Acceptance Obligations, and subject to the conditions stated herein, the Company will not:

     12.1 [Reserved].

     12.2 [Reserved].

     12.3 Minimum Debt Service Coverage. Permit, as of the last day of any fiscal quarter, the ratio of (a) Consolidated Cash Flow to
(b) Consolidated Debt Service to be less than 1.60 to 1.00.

     12.4 Maximum Total Fixed Asset Debt and Total Senior Fixed Asset Debt to Consolidated Adjusted Net Worth Ratios.

          (a) Issue, guarantee or assume or become liable in respect of any Funded Debt or Short-Term Borrowing, or permit any Consolidated Subsidiary so to do, if, after giving effect thereto, the ratio of Total Fixed Asset Debt to Consolidated
     Adjusted Net Worth will exceed the ratio of 0.90 to 1.00 as of the last day of any fiscal quarter.

          (b) Issue, guarantee or assume or become liable in respect of any Funded Debt or Short-Term Borrowing, or permit any Consolidated Subsidiary so to do, if, after giving effect thereto, the ratio of Total Senior Fixed Asset Debt to Consolidated Adjusted Net Worth will exceed the ratio of 0.75 to
     1.00 as of the last day of any fiscal quarter.

     12.5 [Reserved].

     12.6 Debt in Subsidiaries. Permit Indebtedness of any Subsidiary, exclusive of intercompany loans, to exceed 30% of the Total Assets held by such Subsidiary; provided, however, that if the amount of Indebtedness held by any Subsidiary acquired after the date hereof would cause the Company to exceed such percentage, no violation of this Section 12.6 shall arise as a result thereof until 90 days after the date of such acquisition (excluding from the application of this Section 12.6 the Indebtedness of IBP Finance Company of Canada).

     12.7 Restricted Payments. Declare or make any Restricted Payment unless, at the time of and immediately after giving effect to payment of such Restricted Payment, no Default or Event of Default shall have occurred and be continuing.

    12.8 Liens; Sale of Accounts Receivable. (a) Except for Permitted Liens, create, incur, assume or suffer to exist any Lien against or in any of the Property now owned or hereafter acquired by the Company or any Consolidated Subsidiary, or permit any Consolidated Subsidiary so to do.

          (b) With respect to accounts receivable of the Company or any of its Consolidated Subsidiaries which have been sold, assigned or otherwise transferred to another Person in a transaction classified as a sale of accounts receivable in accordance with Generally Accepted Accounting Principles, at no time shall the aggregate amount of accounts receivable sold, assigned or transferred exceed fifty percent (50%) of the aggregate amount of Eligible Accounts Receivable of the Company and its Consolidated Subsidiaries in existence at the time of


                              47


     the first such sale, assignment or transfer. For purposes of this Section 12.8(b), "Eligible Accounts Receivable" shall have the meaning assigned to such term in any accounts receivable purchase/sale agreement entered into after the date of this Agreement which governs any such sale, assignment or transfer.

          To the extent this Section applies to Margin Stock (as such term is defined in Regulation U of the Federal Reserve Board Regulations or any successor regulation or interpretation), it shall only apply to the assets of the Company consisting of Margin Stock which comprises 25% or less of the total assets of the Company after the application of the proceeds of any Loan.

     12.9 Mergers, Consolidations or Asset Sales. Consolidate with or merge into any other corporation, or directly or indirectly sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) its Properties or assets substantially or as an entirety (the term "substantially" to mean, as used in this Section 12.9, at any point in time, an amount which exceeds 20% of the aggregate book value of the assets of the Company and its Consolidated Subsidiaries) to any Person or Consolidated Subsidiary, unless:

          (a) immediately after giving effect to such transaction, the Company is the surviving entity and continues, without interruption, to observe the due and punctual payment of all obligations of the Company under each Credit Document and performance of every covenant of this Agreement on the part of the Company to be performed or observed;

          (b) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

          (c) such consolidation or merger shall have been approved by a majority of the board of directors of the Company.

          To the extent this Section applies to Margin Stock (as such term is defined in Regulation U of the Federal Reserve Board Regulations or any successor regulation or interpretation), it shall only apply to the assets of the Company consisting of Margin Stock which comprises 25% or less of the total assets of the Company after the application of the proceeds of any Loan.

     12.10 Obligations as Lessee. Enter into or suffer to exist any arrangement as lessee of Property (other than (i) any arrangement under which the Company or a Consolidated Subsidiary is lessor and (ii) capitalized leases) for a term in excess of one year (including any renewal terms at the option of the lessor), or permit any Consolidated Subsidiary so to do, if, after giving effect thereto, the aggregate of all such rental payments (excluding any lease permitting cancellation at the option of lessee within 60 days or less after giving notice of such cancellation, without payment by the lessee of any penalty or charge other than the actual costs of restoring the leased property to its former condition or returning the leased property to the lessor) payable by the Company and its Consolidated Subsidiaries for the next four fiscal quarters exceeds 5% of Consolidated Adjusted Net Worth.


                               48



      12.11 Short-Term Investments, Loans, Etc. Make any loan or advance to, or purchase a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or make any other investment, whether by way of capital contribution or otherwise, in or with any Person other than a Subsidiary (all of which are sometimes hereinafter referred to as "Investments") or permit any Subsidiary so to do other than with respect to the Company except:

          (a) Investment grade Short-Term Investments (or the indirect equivalent thereof). For purposes of this Section 12.11, "investment grade" shall mean Investments rated at least A2 or BBB- by S&P, or at least P2 or Baa3 by Moody's; and "Short-Term Investment" shall mean any Investment which under Generally Accepted Accounting Principles would be classified as a "short-term" Investment.

          (b) Purchases of futures contracts for the purpose of protection from commodity price, interest rate or currency conversion rate fluctuations posed by contract obligations of the Company;
     provided that the tenor and amount of any such futures contract shall be consistent with the obligations of the Company under any such contract obligations;

          (c)  Investments in addition to those set forth in clause (a) and
     (b) above, in an aggregate amount not to exceed 7.5% of the Company's Consolidated Adjusted Net Worth at any one time outstanding; provided that with respect to any futures contract
     (other than a futures contract described in clause (b) above) purchased for the protection from commodity price fluctuations with respect to commodities either ordinarily used in the Company's business operations or the price of which generally approximates the price of commodities ordinarily used in the Company's business operations only the amount, if any, by which
     (x) the aggregate obligations of the Company under all such futures contacts outstanding at any one time exceeds (y) the aggregate fair market value of all such outstanding contracts (as determined by the closing price of each such contract on the appropriate commodities exchange or exchanges) shall be included for purposes of this Section 12.11(c); and

           (d) Non-investment grade Short-Term Investments (or the indirect equivalent thereof), the fair market value of which, on an aggregate basis, does not exceed $5,000,000 at any time.

     12.12 Transactions with Affiliates. Enter into any material transaction with any Affiliate on any terms more favorable to such Affiliate than those that would be obtained in an arm's length transaction.

     12.13 Nature of Business. Engage, or permit any of its Consolidated Subsidiaries to engage, in any business that would substantially change the general nature of the business conducted by the Company and its Consolidated Subsidiaries, taken on a consolidated basis, on the Effective Date; provided that, without limiting the generality of the foregoing, nothing in this Section
12.13 shall prevent the Company or any of its Consolidated Subsidiaries from engaging in any business which involves or is incidental to the production, purchase, processing or sale of any agricultural product.


                              49



13.  DEFAULT

     13.1 Events of Default. The following shall each constitute an "Event of Default" hereunder:

          (a) Default in the payment when due of any amount owing by the Company under the Credit Documents in respect of the principal of any of the Credit Extensions or default, and continuance thereof for three Business Days, in the payment when due of any amount owing by the Company (i) under the Credit Documents in respect of interest under the Credit Extensions; or (ii) in respect of any Facility Fee, other fee or other amount when due and payable under this Agreement; provided, that any such default in respect to principal owing to any Bank which has failed or refused to fund a Credit Extension at the times prescribed herein, which default is a direct consequence of such failure or refusal by such Bank, shall not constitute an Event of Default if the Company has satisfied all applicable conditions of Sections 9 and 10 and such Bank is obligated to fund such Credit Extension under the terms of this Agreement (it being understood that this proviso does not affect or limit in any way the validity or enforceability of the obligation of the Company to pay such defaulted amount, the remedies otherwise available to the holder of the defaulted Credit Document or the remedies available to the Company against such defaulting Bank, the purpose of this proviso being only to preclude termination of the Commitments and/or acceleration of the Company's obligations hereunder upon such default in payment); or

          (b) Default shall be made in the due observance or performance of any covenant or agreement contained in Section 11.6(g), or Sections 12.3, 12.4, 12.6, 12.7, 12.8(b), 12.9, 12.12 or 12.13
     (other than a Default which would not have occurred or would not be continuing if the calculations pursuant to the aforesaid Sections were made without giving effect to changes in Generally Accepted Accounting Principles which become effective after the Effective Date); or

          (c) Default shall be made in the due observance or performance by the Company of any other term, covenant, or agreement on its part to be performed or observed under this Agreement (and not constituting an Event of Default under any other clause of this
     Section 13.1) and such Default shall have continued unremedied for a period of 30 days after the Administrative Agent (upon instruction of the Majority Banks) notifies the Company in writing of such Default; or

          (d) Any representation or warranty made by the Company herein, or in any certificate, report, opinion, or notice delivered or to be delivered pursuant hereto shall prove to have been incorrect or misleading (whether because of misstatement or omission) in any material respect when made or deemed made; or

          (e) The Company or any Consolidated Subsidiary shall default (subject to applicable notice or grace periods) in the payment when due of any principal of or interest on any indebtedness for borrowed money whether such indebtedness now exists or shall hereafter be created, or any event of default (with respect to the Company or any Consolidated Subsidiary) as defined in any mortgage, indenture or instrument under which there may be


                                  50


     issued, or by which there may be secured or evidenced, any indebtedness for borrowed money of, or guaranteed by, the Company or any Consolidated Subsidiary shall occur and shall permit such indebtedness to be accelerated (other than in respect of any indebtedness (i) which is payable solely out of the property or assets of a partnership, joint venture or similar entity of which the Company or any Consolidated Subsidiary is a participant, or is secured by a mortgage on the property or assets owned or held by such entity, without further recourse to or liability of the Company or any Consolidated Subsidiary, or (ii) if the principal of and interest on such indebtedness, when added to the principal of and interest on all other such indebtedness then in default (exclusive of indebtedness under clause (i) above), does not exceed $5,000,000); or

           (f) The Company or any Material Subsidiary shall: (i) suspend or discontinue its business, or (ii) make an assignment for the benefit of creditors, or (iii) generally fail to pay, or admit in writing its inability to pay, its debts as they become due, or
     (iv) file a voluntary petition in bankruptcy, or (v) file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment of debt, liquidation or dissolution or similar relief in any proceeding under any present or future statute, law or regulation of any jurisdiction (except the voluntary dissolution not under any bankruptcy or insolvency law, of a Material Subsidiary), or (vi) petition or apply to any tribunal for any receiver, custodian or any trustee for any substantial part of its Property, or (vii) have commenced against it any such proceeding which remains undismissed for a period of 60 days, or (viii) file any answer admitting or not contesting the material allegations of any such petition filed against it, or of any order, judgment or decree approving such petition in any such proceeding, or (ix) seek, approve, consent to, or acquiesce in any such proceeding, or in the appointment of any trustee, receiver, custodian, liquidator, or fiscal agent for it, or any substantial part of its Property, or an order is entered appointing any such trustee, receiver, custodian, liquidator or fiscal agent and such order remains in effect for 60 days, or (x) take any formal action for the purpose of effecting any of the foregoing or looking to the liquidation or dissolution of the Company; or

          (g) An order for relief is entered under the United States bankruptcy laws or any other decree or order is entered by a court having jurisdiction in the premises (i) adjudging the Company or any Material Subsidiary a bankrupt or insolvent, or
     (ii)   approving  as  properly  filed  a  petition   seeking
     reorganization, arrangement, adjustment or composition of or in respect of the Company or any Material Subsidiary under the United States bankruptcy laws or any other applicable federal or state law, or (iii) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or any Material Subsidiary or of any substantial part of the Property of any thereof, or (iv) ordering the winding up or liquidation of the affairs of the Company or any Material Subsidiary and any such decree or order continues unstayed and in effect for a period of 60 days; or

          (h) Judgments or decrees against the Company or any Subsidiary in an aggregate amount in excess of $5,000,000 shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days; or



                                   51


         (i) A Reportable Event shall occur or the commencement of proceedings to terminate a Plan has resulted or could reasonably be expected to result in liability of the Company under Title IV of ERISA to the Plan or PBGC in an aggregate amount which is material to the consolidated financial condition of the Company and its Consolidated Subsidiaries; or

          (j) With respect to any multiemployer Plan as to which the Company or any Related Person may have any liability, there shall occur a complete or partial withdrawal resulting in a liability of the Company that is material to the consolidated financial condition of the Company and its Consolidated Subsidiaries and either (y) such liability or any portion thereof is not paid within thirty days after it becomes due and payable or (z) payment of such liability according to its terms is likely to result in a material adverse effect on the business or operations of the Company and its Consolidated Subsidiaries; or

          (k)  There shall occur a Change of Control.

          Upon the occurrence of an Event of Default described in Sections 13.1(f) or 13.1(g), the Commitments and the Bid Loan Facility shall automatically terminate and the obligations of the Company under this Agreement and all of the Credit Documents shall become immediately and automatically due and payable without declaration or notice to the Company. During the existence of any other Event of Default, the Administrative Agent, at the direction of the Majority Banks, shall notify the Company that the Commitments have been terminated and/or that the obligations of the Company under this Agreement and all of the Credit Documents have been declared immediately due and payable in which event the Commitments and the Bid Loan Facility shall be terminated and/or the obligations of the Company under this Agreement and all of the Credit Documents shall be immediately due and payable. Except for the notice provided for in the preceding sentence, the Company hereby expressly waives any presentment, demand, protest, notice of protest or other notice of any kind. The Company hereby further expressly waives and covenants not to assert any appraisement, valuation, stay, extension, redemption or similar laws, now or at any time hereafter in force which might delay, prevent or otherwise impede the performance or enforcement of this Agreement or the Credit Documents. Whenever the maturity of the Credit Documents shall have accelerated or been declared accelerated pursuant to the provisions of this Section 13.1, the Company will promptly deposit with the Administrative Agent funds as required by
Section 7.7.

          If the Commitments and the Bid Loan Facility shall have been terminated or the obligations of the Company under this Agreement and all of the Credit Documents shall have been declared due and payable pursuant to the provisions of this
Section 13.1, the Banks agree, by and among themselves, that any funds received after such termination from or on behalf of the Company in respect of this Agreement or any Credit Document by the Administrative Agent or any of the Banks (except funds received by any Bank as a result of a purchase pursuant to the provisions of Section 16) shall be remitted to the Administrative Agent if received by any Bank and applied by the Administrative Agent in the following manner and order:

               (i) first, to reimburse the Administrative Agent and the Banks for any expenses due from the Company pursuant to the provisions of Section 19;



                                52


               (ii) second, to the payment (pro rata according to the Revolving Commitments) of the Facility Fee accrued pursuant to the provisions of Section 7.12;

               (iii) third, to the payment of, without duplication, the funds obligation as required by Section 7.7 and all outstanding Acceptance Obligations;

               (iv) fourth, to the payment to each Bank of accrued and unpaid interest on the outstanding Loans, ratably in the proportion which the aggregate accrued and unpaid interest on the outstanding Loans payable to such Bank bears to the then aggregate accrued and unpaid interest on all outstanding Loans payable to any and all of the Banks;

               (v) fifth, to the payment to each Bank of the outstanding unpaid principal balance of the Loans ratably as provided in clause (b) of the definition of Excess Payment, in such order as the Administrative Agent in its sole discretion may determine; and

               (vi) sixth, to the payment to each Bank and the Administrative Agent of any other amount owing under this Agreement or any of the Credit Documents.

          If the obligations of the Company under this Agreement or any of the Credit Documents shall have been declared due and payable pursuant to the provisions of this Section 13.1, the Administrative Agent may, and, upon (a) the direction of the
Majority Banks and (b) the providing by all of the Banks to the Administrative Agent of an indemnity in form and substance satisfactory to the Administrative Agent against all expenses and liabilities, shall proceed to enforce the rights of the holders of the Credit Documents and the Acceptance Obligations by suit in equity, action at law and/or other appropriate proceedings, whether for payment or the specific performance of any covenant or agreement contained in this Agreement or the Credit Documents. The Administrative Agent shall be justified in failing or refusing to take any action hereunder unless it shall be indemnified to its satisfaction by the Banks in their respective Pro Rata Share against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. In the event that the Administrative Agent, having been so indemnified, or not being indemnified to its satisfaction, shall fail or refuse so to proceed, any Bank shall be entitled to take such action as it shall deem appropriate to enforce its rights hereunder and under the Credit Documents and Acceptance Participations held by it.

     13.2 Waiver of Defaults. Except as otherwise specifically provided by the provisions hereof, the Administrative Agent shall (only if authorized by the Majority Banks, or in the event of a default in the payment of principal or interest if authorized by all of the Banks), by written notice to the Company on behalf of the Banks, at any time and from time to time, waive in whole or in part, and absolutely or conditionally, any Event of Default which shall have occurred hereunder or under the Credit Documents. Any such waiver shall be for such period and subject to such conditions or limitations as shall be specified in any such notice. In the case of any such waiver, the rights of the Company, the Banks and the Administrative Agent under this Agreement and the Credit Documents shall be otherwise unaffected, and any Event of Default so waived shall be deemed to be cured


                               53


and not continuing to the extent and on the conditions or limitations set forth in such waiver, but no such waiver shall extend to any subsequent or other Event of Default, or impair any right, remedy or power consequent thereupon. The Company may take any action prohibited, or omit to perform any act required to be performed, under this Agreement and the Credit Documents if it shall have obtained the written waiver with respect thereto signed by the Administrative Agent and containing a representation therein that such waiver has been authorized in accordance with the provisions of this Section 13.2 and Section 17.

14.  THE AGENTS

     The  Banks,  the  Administrative Agent and  the  Syndication
Agent agree by and among themselves that:

     14.1 Appointment. U.S. Bank National Association is hereby designated the Administrative Agent by each of the other Banks to perform such duties on behalf of the other Banks and itself, and to have such powers, as are set forth herein and as are reasonably incidental thereto.

     14.2 Delegation of Duties, Etc. The Administrative Agent may execute any of its duties and perform any of its powers hereunder by or through agents or employees, and shall be entitled to consult with legal counsel and any accountant selected by it. Any action taken or omitted to be taken or suffered in good faith by either Agent in accordance with the opinion of its counsel or accountant shall be full justification and protection to it. Under no circumstances whatsoever shall the Syndication Agent have any right, power, obligation, liability, responsibility or duty hereunder other than those applicable to all Banks as such. Each Bank acknowledges that it has not relied, and will not rely, on the Syndication Agent in deciding to enter into this Agreement or in taking or not taking action hereunder.

     14.3 Indemnification. The Banks hereby indemnify and agree to reimburse both Agents in their capacities as such, to the extent not indemnified or reimbursed by the Company, according to their Pro Rata Shares, for, from and against any and all claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, reasonable legal fees and the reasonable allocable cost of inside counsel) which may be imposed on, incurred by, or asserted against either Agent in any way relating to or arising out of this Agreement or the Credit Documents or any action taken or omitted to be taken or suffered in good faith by either Agent under or in connection with this Agreement or any Credit Document; provided that no Bank shall be liable for any portion of any of the foregoing items for either Agent resulting from the gross negligence or willful misconduct of such Agent.

     14.4 Exculpatory Provisions. Neither Agent nor any of their respective officers, directors, employees or agents shall be liable for any action taken or omitted to be taken or suffered by it or them hereunder or in connection herewith, except that each Agent shall be liable for its own gross negligence or willful misconduct. Neither Agent shall be liable in any manner for the effectiveness, enforceability, collectibility, genuineness, validity or the due execution (other than its own due execution and delivery) of this Agreement or any Credit Document or for the


                            54


due authorization, authenticity or accuracy of the representations and warranties of any other Person herein and therein or in any other certificate, report, notice, consent, opinion, statement, or other document furnished or to be furnished hereunder or thereunder, and either Agent shall be entitled to rely upon any of the foregoing reasonably believed by it to be genuine and correct and to have been signed and sent or made by the proper Person. Neither Agent shall be under any duty or responsibility to any Bank to ascertain or to inquire into the validity, genuineness, enforceability or due execution (other than its own due execution and delivery) of this Agreement or any Credit Document or the performance or observance by the Company or any Subsidiary of any of the provisions hereof or thereof. Each Bank expressly acknowledges that neither Agent, nor the Arranger, has made any representations or warranties to it and that no act taken by either Agent shall be deemed to constitute any representation or warranty by either Agent to any Bank. The Administrative Agent shall be fully protected in acting or refraining from acting upon the instructions of the Majority Banks (or all the Banks, if all Banks are specifically required to consent thereto pursuant to Section 17). Neither Agent shall be required to take any action that exposes it to personal liability or is contrary to this Agreement, any Credit Document, or applicable law. Each Bank acknowledges that it has taken and will continue to take such action and to make such investigation as it deems necessary to inform itself of the affairs of the Company and each Subsidiary, and each Bank acknowledges that it has made and will continue to make its own independent investigation of the creditworthiness and the business and operations of the Company and each Subsidiary, and that, in entering into this Agreement, and in making its Credit Extensions, it has not relied and will not rely upon any information or representations furnished or given by either Agent, the Arranger or any Bank.

     14.5 Agents in Their Individual Capacity. With respect to all Credit Extensions made by them and any renewals, extensions or deferrals of the payment thereof and any Credit Document issued to or held by it, each Agent shall have the same rights and powers hereunder as any Bank, and may exercise the same as though it were not an Agent, and the term "Bank" or "Banks" shall, unless the context otherwise requires, include each Agent in its individual capacity.

     14.6 Knowledge of Default. The Administrative Agent shall be entitled to assume that no Default or Event of Default exists, unless the officers of the Administrative Agent immediately responsible for matters concerning this Agreement shall have actual knowledge of such occurrence or shall have been notified in writing by a Bank or the Company that such Bank or the Company considers that an Event of Default exists and specifying the nature thereof.

     14.7 Resignation and Removal of Administrative Agent.

          (a) The Administrative Agent may, by written notice to the Banks and the Company, at any time resign its agency under this Agreement. No such resignation shall become effective unless and until a successor Administrative Agent under this Agreement is appointed, such successor to be appointed by the Majority Banks with prior written consent of the Company; provided, that if no successor Administrative Agent shall have been so appointed by the Majority Banks with prior written consent of the Company, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may appoint any Bank a successor Administrative Agent which


                                   55


     successor Administrative Agent shall be deemed to be acceptable to the Majority Banks and the Company. The Syndication Agent may, by written notice to the Banks and the Company, at any time resign as Syndication Agent under this Agreement and such resignation shall become effective immediately.

          (b) The Majority Banks may, by 30 days' advance written notice to the Administrative Agent, the Banks and the Company, replace the Administrative Agent at any time. No such replacement shall become effective unless and until a successor Administrative
     Agent under this Agreement is appointed, such successor to be appointed by the Majority Banks with prior written consent of the Company.

         (c) Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent pursuant to Section 14.7(a) or Section 14.7(b), such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations, under this Agreement. After the retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, or the retiring Syndication Agent's resignation hereunder as Syndication Agent, (i) each reference herein to a place for giving of notice or deliveries to the Administrative Agent shall be deemed to refer to the principal office of the successor Administrative Agent or such other office of the successor Administrative Agent as it may specify to each party hereto, and (ii) the provisions of this Section 14 shall inure to the benefit of the retiring Administrative Agent or the retiring Co- Agent as to any actions taken or omitted to be taken by such retiring Administrative Agent or the retiring Syndication Agent while it was Administrative Agent or Syndication Agent under this Agreement, as the case may be.

     14.8 Requests to the Administrative Agent. Except as otherwise expressly provided herein, whenever the Administrative Agent is authorized and empowered hereunder on behalf of the Banks to give any approval or consent, or to make any request, or to take any other action on behalf of the Banks, the Administrative Agent shall be required to give such approval or consent, or to make such request or to take such other action only when so requested in writing by the Majority Banks.

     14.9 Other Dealings. Each Agent (as a Bank) and any Bank (and its affiliates), subject to the provisions of Section 16 may, without liability to account, accept deposits from, lend money to and generally engage in any kind of banking or other business with the Company or any other Person.

     14.10 Calculations. The Administrative Agent shall not be liable for any error in computing the amount payable to any Bank whether in respect of the Credit Extensions, fees or any other amounts due to the Banks under this Agreement, absent gross negligence or willful misconduct. In the event an error in computing any amount payable to any Bank is made, the Administrative Agent, the Company and each affected Bank shall, forthwith upon discovery of such error, make such adjustments as shall be required to correct such error.



                              56


     14.11 Availability of Funds. Unless the Administrative Agent shall have been notified by a Bank prior to any proposed Credit Extension hereunder that such Bank does not intend to make available to the Administrative Agent such Bank's Pro Rata Share of any Committed Loan to be made on such date or any other sum required to be made available to the Administrative Agent by such Bank hereunder, the Administrative Agent may assume that such Bank has made such proceeds available to the Administrative Agent on such date and by the time specified herein, and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to the Company a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Bank, the Administrative Agent shall be entitled to recover such amount on demand from such Bank (or, if such Bank fails to pay such amount forthwith upon such demand, from the Company) together with interest thereon in respect of each day during the period commencing on the date such amount was made available to the Company and ending on (but excluding) the date the Administrative Agent recovers such amount at a rate per annum equal to (i) the Federal Funds Rate if such amount is paid within one Business Day of the date it was to be made available to the Administrative
Agent, or (ii) if such amount is not so paid within one Business Day, the applicable interest rate in respect of such Credit Extension. If any amount required to be made available by the Administrative Agent to any Bank is not in fact made available to such Bank by the Administrative Agent, such Bank shall be entitled to recover such amount on demand from the Administrative Agent, together with interest thereon in respect of each day during the period commencing on the date such amount was made available to the Administrative Agent and ending on (but excluding) the date such Bank recovers such amount at a rate per annum equal to the Federal Funds Rate.

15.  NOTICES

     15.1 Notices, Etc. Except where telephonic instructions or notices are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and (except for financial statements and other documents to be provided pursuant to Section 11.6 (with the exception of notices of the occurrence of an Event of Default or a Default which is continuing), which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by certified mail, postage prepaid, return receipt requested, or by telecopier, and shall be deemed to be given for purposes of this Agreement on the day that such writing is delivered or sent to the intended recipient  thereof  in  accordance with the  provisions  of  this
Section 15.1. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this
Section 15.1, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telecopier numbers) indicated on Schedule 1 hereto, and in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party on such Schedule.

     15.2 Notices by Administrative Agent or a Bank. In the event that the Administrative Agent or any Bank takes any action or gives any consent or notice provided for by this Agreement, notice of such action, consent or notice shall be given forthwith


                             57


to all the Banks by the Administrative Agent or the Bank taking such action or giving such consent or notice, provided, that the failure to give any such notice shall not invalidate any such action, consent or notice in respect of the Company.

     15.3 Telephonic Notices, Authority to Act. The Company acknowledges and agrees that the agreement of the Administrative Agent herein to receive certain notices by telephone is solely for the convenience of the Company. The Administrative Agent shall be entitled to rely on the authority of the person purporting to be the person authorized by the Company to give such notice, and the Administrative Agent shall have no liability to the Company on account of any action taken by the Administrative Agent in reliance upon such telephonic notice.
The obligations of the Company to repay the Credit Extensions shall not be affected in any way or to any extent by any failure by the Administrative Agent to receive written confirmation of any telephonic notice or the receipt by the Administrative Agent of a confirmation which is at variance with the terms understood by the Administrative Agent to be contained in the telephonic notice.

16.  EXCESS PAYMENTS

          If any Bank or other holder of an obligation of the Company hereunder shall at any time receive any Excess Payment, then such Bank or other holder of an obligation of the Company hereunder shall purchase, without recourse, for cash, from each of the other Banks or other holders of an obligation of the Company hereunder, such participation in the Notes, Acceptances, Acceptance Obligations and other indebtedness under this Agreement, as the case may be, held by such other Banks or other holders of an obligation of the Company hereunder as shall be necessary to cause such Excess Payment to be shared ratably such that no Bank or other holder of an obligation of the Company hereunder shall retain any Excess Payment. In the event that at any time any Bank or other holders of an obligation of the Company hereunder shall be required to refund any Excess Payment, then, upon notice from such Bank, or other holder of an obligation of the Company hereunder, each of the other Banks or other holders of an obligation of the Company hereunder shall purchase, without recourse, its portion for cash, to the extent of its ratable share thereof, of the Credit Extensions held by the Bank or other holder of an obligation of the Company hereunder required to make such refund.

17.  AMENDMENTS AND WAIVERS

          With  the  written consent of the Majority  Banks,  the
Administrative  Agent  and  the  Company  may,  subject  to   the
provisions of this Section 17, from time to time enter into agreements amendatory or supplemental hereto for the purpose of changing any provisions of this Agreement or the Credit Documents, or changing in any manner the rights of the Banks, the Agents or the Company hereunder and thereunder, or waiving compliance with any provision hereof or thereof. No such amendatory or supplemental agreement or waiver shall, directly or indirectly, without the written consent of all of the Banks directly affected thereby, (a) change the Aggregate Revolving Commitment or the Commitment of any Bank (except for pro-rata decreases in the Commitments provided for herein), (b) change the maturity of any Credit Extension, any Acceptance Obligation, this


                            58


Agreement or any Credit Document or extend the Revolving Credit Termination Date, the Acceptance Availability Termination Date or the Maturity Date, or reduce the rate of interest on, change the time or manner of payment of, or the principal amount of, or any accrued interest on, any Credit Extension, any Acceptance Obligation, this Agreement or any Credit Document, (c) change the amount of any fee or the time of payment thereof, (d) change the definitions of "Majority Banks," or "Pro Rata Share" (e) modify the provisions of Sections 9 or 10, or (f) modify the provisions of this Section 17. Any such amendatory or supplemental agreement or waiver shall apply equally to each of the Banks or other holders of an obligation of the Company hereunder and shall be binding on the Company and all of the Banks and other holders of an obligation of the Company hereunder and the Administrative Agent and Syndication Agent. No provision hereof relating to the Administrative Agent or the Syndication Agent shall be amended, modified, or waived without the written consent of the Agent affected thereby. The Company shall be entitled to rely upon the provisions of any such amendatory or supplemental agreement or waiver if it shall have obtained any of the same in writing from the Administrative Agent who therein shall have represented that such agreement or waiver has been authorized in accordance with the provisions of this Section 17.

18.  OTHER PROVISIONS

     18.1 Successors and Assigns.

          (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Company may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Bank (and any attempted assignment or transfer by the Company without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b) Any Bank may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (i) except in the case of an assignment of the entire remaining amount of the assigning Bank's Commitment and the Loans at the time owing to it or in the case of an assignment to a Bank or an Affiliate of a Bank or an Approved Fund with respect to a Bank, the aggregate amount of the Commitment (which for this purpose include Loans outstanding thereunder) subject to each such assignment, determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Company otherwise consents (each such consent not to be unreasonably withheld or delayed), (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Bank's rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not apply to rights in respect of outstanding
     Bid Loans, and (iii) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment


                                 59


     and Acceptance, the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Bank under this Agreement, and the assigning Bank thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto but shall continue to be entitled to the benefits of Article 19.
     Upon request, the Company shall execute and deliver new or replacement Notes to the assigning Bank and the assignee Bank. Any assignment or transfer by a Bank of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Bank of a participation in such rights and obligations in accordance with subsection (d) of this Section.

          (c) The Administrative Agent, acting solely for this purpose as an agent of the Company, shall maintain at the Administrative
     Agent's office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Banks, and the Commitments of, and principal amount of the Loans owing to, each Bank pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Company, the Agents and the Banks may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Bank hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Company and any Bank, at any reasonable time and from time to time upon reasonable prior notice.

          (d) Any Bank may, without the consent of, or notice to, the Company or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Bank's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Bank's obligations under this Agreement shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Company, the Agents and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Bank sells such a participation shall provide that such Bank shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Bank will not, without the consent of the Participant, agree to any amendment, waiver or other modification that would (i) postpone any date upon which any payment of money is scheduled to be paid to such Participant,
     (ii) extend the Maturity Date with respect to such Participant or
     (iii) reduce the principal, interest, fees or other amounts payable to such Participant. Subject to subsection (e) of this Section, the Company agrees that each Participant shall be entitled to the benefits of Sections 7.1(b), 7.3, 7.8, 7.9 and
     7.11 to the same extent as if it were a Bank and had acquired its interest by assignment pursuant to subsection (b) of this Section.



                                    60


          (e) A Participant shall not be entitled to receive any greater payment under Section 7.1(b), 7.3, 7.8, 7.9 and 7.11 than the applicable Bank would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Company's prior written consent.

          (f) Any Bank may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Notes, if any) to secure obligations of such Bank, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release a Bank from any of its obligations hereunder or substitute any such pledge or assignee for such Bank as a party hereto.

          (g) If the consent of the Company to an assignment or to an Eligible Assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment threshold specified in clause (i) of the proviso to the first sentence of Section 18.1(b), the Company shall be deemed to have given its consent five Business Days after the date notice thereof has been delivered by the assigning Bank (through the Administrative Agent) unless such consent is expressly refused by the Company prior to such fifth Business Day.

          (h) As used herein, the following terms have the following meanings:

               "Eligible Assignee" means (a) a Bank; (b) an Affiliate of a Bank; (c) an Approved Fund; and (d) any other Person (other than a natural Person) approved by the Administrative Agent and, unless (x) such Person is taking delivery of an assignment in connection with physical settlement of a credit derivatives transaction or (y) an Event of Default has occurred and is continuing, the Company (each such approval not to be unreasonably withheld or delayed).

               "Fund" means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

               "Approved   Fund"   means   any   Fund   that   is
          administered or managed by (a) a Bank, (b) an Affiliate of a Bank or (c) an entity or an Affiliate of an entity that administers or manages a Bank.

     18.2 No Waiver of Rights by the Banks. No failure on the part of the Administrative Agent or of any Bank to exercise, and no delay in exercising, any right or remedy hereunder or under the Credit Documents shall operate as a waiver thereof, except as provided in Section 17, nor shall any single or partial exercise by the Administrative Agent or any Bank of any right, remedy or power hereunder or thereunder preclude any other or future exercise thereof, or the exercise of any other right, remedy or power.
The rights, remedies and powers provided herein and in the Credit Documents are cumulative and not exclusive of any other rights, remedies or powers which the Administrative Agent or the Banks or any holder of a Credit Document would otherwise have. Notice to or demand on the Company in any circumstance in which the terms of this Agreement or the Credit Documents do not require notice or demand to be given shall not entitle the Company to any other


                              61


or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or any Bank or the holder of any Credit Document to take any other or further action in any circumstances without notice or demand.

     18.3 Headings; Plurals. Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof. Unless the context otherwise requires, words in the singular number include the plural, and words in the plural include the singular.

     18.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Agreement or of any document required to be executed and delivered in connection herewith or therewith to produce or account for more than one counterpart if signed by the party against whom the Agreement is being enforced.

     18.5 Severability. Every provision of this Agreement and the Credit Documents is intended to be severable, and if any term or provision hereof or thereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions hereof or thereof shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

     18.6 Integration. All exhibits to this Agreement shall be deemed to be a part of this Agreement. This Agreement, the exhibits hereto, the Credit Documents, the Fee Letters and the documents and instruments furnished in connection herewith and therewith from time to time embody the entire agreement and understanding between the Company, the Administrative Agent, the Syndication
Agent and the Banks with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the Company and the Administrative Agent, Syndication
Agent and the Banks with respect to the subject matter hereof and thereof.

     18.7 Successors and Assigns; Survival of Representations and Warranties. This Agreement shall be binding upon and inure to the benefit of the Banks, the Administrative Agent, Syndication Agent and the Company and their respective successors and assigns, provided, however, that the Company may not assign or otherwise dispose of any of its rights or obligations hereunder except as provided in Section 12.9. The Administrative Agent may assign its agency to another institution wholly owned by or under common ownership with the Administrative Agent upon notice to all parties hereto. All covenants, agreements, warranties and representations made herein and in all certificates or other documents delivered in connection with this Agreement by or on behalf of the Company shall survive the execution and delivery hereof and thereof, and all such covenants, agreements, representations and warranties shall inure to the benefit of the respective successors and assigns of the Banks, Syndication Agent and the Administrative Agent whether or not so expressed.

18.8 APPLICABLE LAW; WAIVER OF TRIAL BY JURY.  THIS AGREE-MENT
AND THE CREDIT DOCUMENTS SHALL BE CONSTRUED AND ENFORCEABLE IN
ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE


                               62


STATE OF ILLINOIS, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. THE COMPANY, EACH BANK AND THE ADMINISTRATIVE AGENT EACH WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTER-CLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     18.9 Interest. At no time shall the interest rate payable on, or Discount Charge or Acceptance Commission with respect to, the Credit Documents, together with the Facility Fee to the extent the same is construed to constitute interest, exceed the maximum rate of interest permitted by law.

     18.10 Confidentiality. Each Bank shall maintain in confidence and not publish, disseminate or disclose in any manner or to any Person and shall not use (x) any material nonpublic information relating to the Company and its Subsidiaries or (y) any technical, nonfinancial information, data or know-how which is identified as confidential by the Company, in either case which may be furnished pursuant to this Agreement, including any such information which may be furnished pursuant to Section 11.7 (hereinafter collectively called "Confidential Information"), subject to each Bank's (a) obligation to disclose any such Confidential Information pursuant to a request or order under applicable laws and regulations or pursuant to a subpoena or other legal process, (b) right to disclose any such nontechnical or financial Confidential Information to bank examiners or any bank regulatory agency having jurisdiction over such Bank, its affiliates, auditors, counsel, other professional advisors and other Banks, (c) right to use any such Confidential Information in connection with the transactions set forth herein including, but not limited to, assignments or the sale of participations as provided in Section 18.1; provided, that any participant or assignee or prospective participant or assignee to whom Confidential Information shall be disclosed shall have agreed to be bound by the provisions of this Section 18.10 and (d) right to disclose any such Confidential Information in connection with the transactions set forth herein or in connection with any litigation or dispute involving the Banks and the Company or any of its Subsidiaries or any transfer or other disposition by such Bank of any of its Loans or other extensions of credit to the Company or any of its Subsidiaries; provided, however, that Confidential Information disclosed pursuant to clause (b) or (d) of this sentence shall be so disclosed subject to such procedures as are reasonably calculated to maintain the confidentiality thereof; and provided, further, that Confidential Information disclosed pursuant to applicable laws, regulations, subpoenas or other legal process shall be so disclosed subject to such confidentiality provisions, if any, as may be provided under applicable law. The Banks agree, to the extent permitted by applicable law, to use their best efforts promptly to notify the Company in writing of each order, subpoena or other legal process providing for the disclosure and/or production of Confidential Information and shall, to the extent permitted by applicable law, use their best efforts promptly to supply the Company with a copy of such order, subpoena or other legal process in order that the Company may intervene in the relevant administrative or legal proceeding or take other appropriate legal action to protect the confidentiality of such Confidential Information.
Notwithstanding the foregoing provisions of this Section 18.10,
(i) the foregoing obligation of confidentiality shall not apply to any such Confidential Information that was known to such Bank or any of its affiliates, as evidenced by written records, prior to the time it received such Confidential Information from the Company or its Subsidiaries pursuant to this Agreement, other than as a result of the disclosure thereof by a Person who, to


                           63


the knowledge or reasonable belief of such Bank, was prohibited from disclosing it by any duty of confidentiality arising (under this Agreement or otherwise) by contract or law; and (ii) the foregoing obligation of confidentiality shall not apply to any such Confidential Information that becomes part of the public domain independently of any act of such Bank not permitted hereunder (through publication, the issuance of a patent disclosing such information or otherwise) or when identical or substantially similar information is received by such Bank without restriction as to its disclosure or use, from a Person who, to the knowledge or reasonable belief of such Bank, was not prohibited from disclosing it by any duty of confidentiality arising (under this Agreement or otherwise) by contract or law.

     18.11     Banks' Representations.  Except as contemplated by
Section 18.1, each Bank represents to the Administrative Agent and the Company that, in acquiring its Credit Documents hereunder, it is acquiring same for its own account for the purpose of investment and not with a view to selling the same in connection with any distribution thereof (as such term is used in the Securities Act of 1933, as amended), provided that the disposition of each Bank's own property shall at all times be and remain within its control.

     18.12 Change in Accounting Principles. If any changes in accounting principles from those used in the preparation of the
Financial   Statements  referred  to  in  Section  8.8  hereafter
occasioned   by   the   promulgation   of   rules,   regulations,
pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with
similar   functions)  result  in  a  change  in  the  method   of
calculation of financial covenants, standards or terms found in Sections 1, 11 and 12, the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating the financial condition of the Company and its Subsidiaries shall be the same as if such changes had not been made.

     18.13 Reference Banks. Each Reference Bank agrees to use its best efforts to furnish quotations to the Administrative Agent as contemplated hereby by 10:00 a.m. (Minneapolis time), on the day such quotations are required to be furnished hereunder. If any Reference Bank assigns or otherwise transfers its Credit
Documents to an unaffiliated institution, the Administrative
Agent shall, in consultation with the Company, and with the consent of the Majority Banks, appoint another Bank to act as a Reference Bank hereunder; provided, that at all times at least one Reference Bank shall be a Bank organized and existing under the laws of the United States or any state.

     18.14 Transfer of Credit Documents. In the event that the holder of any Credit Document (including any Bank) shall transfer
such   Credit  Document  pursuant  to  Section  18.1,  it   shall
immediately advise the Administrative Agent and the Company of such transfer; provided, however, that the Company shall not be liable for any material increase in the amount which would have been payable by the Company under this Agreement and the Credit Documents in the absence of such transfer; and provided, further, that the Administrative Agent and the Company shall be entitled conclusively to assume that no transfer of any Credit Document has been made by any holder (including any Bank), unless and until the Administrative Agent and the Company shall have
received  written  notice  to  the  contrary.   Subject  to   the
provisions of Section 18.1, no Bank shall, by reason of the transfer of any Credit Document or otherwise, be relieved of any


                              64


of its obligations hereunder. Each transferee of any Credit Document shall take such Credit Document subject to the provisions of this Agreement and to any request made, waiver or consent given or other action taken hereunder, prior to the receipt by the Administrative Agent and the Company of written notice of such transfer, by each previous holder of such Credit Document; and, except as expressly otherwise provided in such notice, the Administrative Agent and the Company shall be entitled conclusively to assume that the transferee named in such notice shall thereafter be vested with all rights and powers under this Agreement of the Bank named as the payee of the Credit Document which is the subject of such transfer.

     18.15 CONSENT TO JURISDICTION. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO THIS AGREEMENT MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NONEXCLUSIVE
JURISDICTION   OF   EACH   SUCH  COURT,   AND   IRREVOCABLY   AND
UNCONDITIONALLY WAIVES (A) ANY OBJECTION THE COMPANY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY OF SUCH COURTS, AND
(B)  ANY  CLAIM THAT ANY ACTION OR PROCEEDING BROUGHT IN  ANY  OF
SUCH  COURTS  HAS  BEEN  BROUGHT IN AN INCONVENIENT  FORUM.   THE
COMPANY AGREES THAT SO LONG AS THE COMPANY SHALL BE OBLIGATED TO THE BANKS UNDER THIS AGREEMENT, THE COMPANY SHALL MAINTAIN DULY APPOINTED AGENTS REASONABLY SATISFACTORY TO THE ADMINISTRATIVE AGENT FOR THE SERVICE OF PROCESS IN ILLINOIS, AND SHALL KEEP THE ADMINISTRATIVE AGENT ADVISED IN WRITING OF THE IDENTITY AND LOCATION OF SUCH AGENTS. THE FAILURE OF SUCH AGENTS TO GIVE NOTICE TO THE COMPANY OF ANY SUCH SERVICE SHALL NOT IMPAIR OR AFFECT THE VALIDITY OF SUCH SERVICE OR OF ANY JUDGMENT RENDERED IN ANY ACTION OR PROCEEDING BASED THEREON.

19.  COSTS

     19.1 Costs and Expenses. The Company agrees (a) to pay or reimburse each Agent for all reasonable costs and expenses incurred in connection with the development, preparation, negotiation and execution of this Agreement and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all reasonable attorneys' fees, and (b) to pay or reimburse each Agent and each Bank for all reasonable costs and expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any "workout" or restructuring in respect of the Obligations and during any legal proceeding, including all attorneys' fees. The foregoing costs and expenses shall include all reasonable search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by the Agents and the cost of independent public accountants and other outside experts retained by any Agent or Bank. The


                              65


agreements in this Section shall survive the termination of the Commitments and repayment of all the Loans.

     19.2 Taxes. The Company agrees to pay all stamp, transfer and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement. The Company shall pay all such taxes payable or determined to be payable in connection with the issuance of its Credit Documents and the making of any Credit Extension, and the Company agrees to save and hold the Administrative Agent and each Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

     19.3 Indemnification by the Company. Whether or not the transactions contemplated hereby are consummated, the Company agrees to indemnify, save and hold harmless each Agent, each Bank and their respective Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact (collectively the "Indemnitees") from and against: (a) any and all claims, demands, actions or causes of action that are asserted against any Indemnitee by any Person (other than the Administrative Agent or any Bank) relating directly or indirectly to a claim, demand, action or cause of action that such Person asserts or may assert against the Company, any Affiliate of the Company or any of their respective officers or directors; (b) any and all claims, demands, actions or causes of action that may at any time (including at any time following repayment of the Loans and the resignation or removal of the Administrative Agent or the replacement of any Bank) be asserted or imposed against any Indemnitee, arising out of or relating to, this Agreement, any predecessor loan documents, the Commitments, the use or contemplated use of the proceeds of any Credit Extension, or the relationship of the Company, the Agents and the Banks under this Agreement; (c) any administrative or investigative proceeding by any Governmental Body arising out of or related to a claim, demand, action or cause of action described in subsection (a) or
(b) above; and (d) any and all liabilities (including liabilities under indemnities and liabilities of any Bank pursuant to Section 14.3), losses, costs or reasonable expenses (including attorneys'
fees) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action, cause of action or proceeding, or as a result of the preparation of any defense in connection with any foregoing claim, demand, action, cause of action or proceeding, in all cases, whether or not arising out of the negligence of an Indemnitee, and whether or not an Indemnitee is a party to such claim, demand, action, cause of action of proceeding (all the foregoing, collectively, the "Indemnified Liabilities"); provided that no Indemnitee shall be entitled to indemnification for any claim caused by its own gross negligence or willful misconduct or for any loss asserted against it by another Indemnitee. The agreements in this Section shall survive the termination of the Commitments and repayment of all the Loans.

     19.4 Survival. The obligations of the Company under this Section 19 shall survive the repayment of the Credit Extensions and the payment of all other sums due under this Agreement.



                                 66


     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                                   IBP,    inc.,    a    Delaware
                                   corporation


                                   By:____________________________

                                   Name:__________________________

                                   Its:___________________________




                           67



                                   BANK OF AMERICA, N.A.,
                                   individually and as
                                   Syndication Agent


                                   By:___________________________

                                   Name:_________________________

                                   Its:__________________________




                             68



                                   U.S. BANK NATIONAL
                                   ASSOCIATION, individually  and
                                   as Administrative Agent


                                   By:__________________________

                                   Name:________________________

                                   Its:_________________________




                             69

                                   BAYERISCHE HYPO-UND
                                   VEREINSBANK AG, NY BRANCH



                                   By:__________________________

                                   Name:________________________

                                   Its:_________________________



                            70


                                   BANK HAPOALIM



                                   By:__________________________

                                   Name:________________________

                                   Its:_________________________



                            71


                                   BHF (USA) CAPITAL CORPORATION



                                   By:_________________________

                                   Name:_______________________

                                   Its:________________________



                            72


                                   THE FUJI BANK, LIMITED



                                   By:_________________________

                                   Name:_______________________

                                   Its:________________________



                            73


                                   THE BANK OF NEW YORK



                                   By:________________________

                                   Name:______________________

                                   Its:_______________________



                             74


                                   THE BANK OF NOVA SCOTIA



                                   By:_________________________

                                   Name:_______________________

                                   Its:________________________



                             75


                                   THE SUMITOMO BANK, LIMITED



                                   By:_________________________

                                   Name:_______________________

                                   Its:________________________



                             76


                                   THE SAKURA BANK, LIMITED



                                   By:_________________________

                                   Name:_______________________

                                   Its:________________________



                             77


                                   RZB FINANCE LLC



                                   By:_________________________

                                   Name:_______________________

                                   Its:________________________



                              78


                                   BNP PARIBAS



                                   By:_________________________

                                   Name:_______________________

                                   Its:________________________



                             79


                                   THE  TOKAI BANK, LIMITED - NEW
                                   YORK BRANCH



                                   By:_________________________

                                   Name:_______________________

                                   Its:________________________



                               80


                                   CIBC INC.



                                   By:_________________________

                                   Name:_______________________

                                   Its:________________________



                                 81


                                   CoBANK, ACB



                                   By:_________________________

                                   Name:_______________________

                                   Its:________________________



                                82


                                   OAK BROOK BANK



                                   By:_________________________

                                   Name:_______________________

                                   Its:________________________



                               83


                                   COOPERATIEVE CENTRALE
                                   RAIFFEISEN-BOERENLEENBANK B.A.,
                                   "RABOBANK NEDERLAND



                                   By:_________________________

                                   Name:_______________________

                                   Its:________________________



                               84


                                   THE  BANK  OF TOKYO-MITSUBISHI
                                   LTD., CHICAGO BRANCH



                                   By:_________________________

                                   Name:_______________________

                                   Its:________________________



                               85


                                   THE DAI-ICHI KANGYO BANK, LTD.



                                   By:_________________________

                                   Name:_______________________

                                   Its:________________________



                             86


                                    BANCA NAZIONALE DEL LAVORO
                                   S.p.A., NEW YORK BRANCH



                                   By:________________________

                                   Name:______________________

                                   Its:_______________________



                              87


                                   CREDIT LYONNAIS CHICAGO
                                   BRANCH



                                   By:_______________________

                                   Name:_____________________

                                   Its:______________________



                              88


                                   THE SANWA BANK, LIMITED



                                   By:_______________________

                                   Name:_____________________

                                   Its:______________________



                             89


                                   TORONTO DOMINION (TEXAS), INC.



                                   By:_______________________

                                   Name:_____________________

                                   Its:______________________



                               90


                                   SUNTRUST BANK



                                   By:_______________________

                                   Name:_____________________

                                   Its:______________________





                                91




                                                       SCHEDULE 1

                       NOTICE INFORMATION

                                ADDRESS, TELEPHONE, TELEX AND
             PARTY                    TELECOPIER NUMBERS
   If to IBP, inc.:           IBP, inc.
                              800 Stevensport Dr.
                              Suite 834
                              Dakota Dunes, SD  57049
                              Attn:  Treasurer
                              Tel.  No.:  (605) 235-2041
                              Telecopier No.:  (605) 235-2404
                              Wire Transfer Instructions:
                              U.S. Bank National Association,
                              Minneapolis, Minnesota
                              ABA #091000022
                              for credit to:  IBP, inc.
                              A/C #1502-5009-9937
                              Reference:  Committed Facility

   If to U.S. Bank National   U.S. Bank National Association
   Association:               601 Second Avenue South
                              Minneapolis, Minnesota  55402-4302
                              Attn:  David Draxler
                              Title:  Vice President
                              Tel.  No.:  (612) 973-0539
                              Telecopier No.:  (612) 973-0824
                              Wire Transfer Instructions:
                              U.S. Bank, N.A.
                              Portland, Oregon
                              ABA #123000220
                              c/o Commercial Loan Service Center
                              - West
                              Account #003 400 12160600
                              Ref:  IBP, inc.
                              Attn:  Helen Torres


                          Schedule 1-1



   If to Bank of America,     Bank of America, N.A.
   N.A.:                      1850 Gateway Boulevard
                              Concord, California 94520
                              Attn:  Dean Zywiciel
                              Tel.  No.:  (510) 675-7740
                              Telecopier.No.:  (510) 675-7531
                              Wire Transfer Instructions:
                              ABA #121000358
                              Acct.  12331-83980
                              Attn:  Dean Zywiciel

                              with a copy of each notice to:

                              Bank of America, N.A.
                              231 South LaSalle St., 9Q
                              Chicago, IL 60697
                              Attn:  G.  Burton Queen, Managing
                              Director
                              Tel.  No.:  (312) 828-3096
                              Telecopier No.:  (312) 987-1276




   Notice information for each Lender is on file with the Administrative Agent.


                         Schedule 1-2



                                                       SCHEDULE 2

                    ENVIRONMENTAL DISCLOSURE


                              NONE



                         Schedule 2-1




                                                       SCHEDULE 3

                              PLANS


The following is the list of multiemployer pension plans to which Foodbrands America, Inc. units contribute:


DFG Foods, LLC ,   Newark, NJ     -  UFCW Local 174 Commercial
                                      Pension Fund


Specialty Brands,  Rialto, CA     -  Western Conference of
                                      Teamsters Pension
                                      Trust Fund


Russer Foods, Buffalo, NY         -  Central Pension Plan of the
                                      International
                                      Union of Operating Engineers


Bruss, Chicago, IL    -   UFCW Union and Industry Pension Fund
               - International Brotherhood of Teamsters Union Local 710 Pension Fund


Jac Pac, Manchester, NH   -   UFCW Industry Pension Fund
                     -  New England Teamsters and Trucking Industry
                          Pension Fund



                             Schedule 3-1



                                                        EXHIBIT A

                      REVOLVING COMMITMENTS

                      REVOLVING COMMITMENTS
                       OF THE BANKS AS OF
                       THE EFFECTIVE DATE

                                                   REVOLVING
                                     PRO RATA   COMMITMENT AS OF
               BANK                    SHARE     EFFECTIVE DATE
Bank of America, N.A.                 _____%    $53,000,000.00
Bank of Tokyo - Mitsubishi, Ltd.,     _____%    $52,750,000.00
Chicago Branch
BNP Paribas                           _____%    $52,750,000.00
CoBank, ACB                           _____%    $52,750,000.00
Credit Lyonnais New York Branch       _____%    $52,750,000.00
Dai-Ichi Kangyo Bank, Ltd.            _____%    $52,750,000.00
The Bank of Nova Scotia               _____%    $52,750,000.00
SunTrust Bank                         _____%    $52,750,000.00
Toronto Dominion (Texas), Inc.        _____%    $52,750,000.00
The Sakura Bank, Limited              _____%    $52,750,000.00
Cooperatieve Centrale Raiffeisen-     _____%    $52,750,000.00
Boerenleenbank, B.A., "Rabobank
Nederland", New York Branch
U.S. Bank National Association        _____%    $50,000,000.00
The Fuji Bank, Limited                _____%    $24,500,000.00
Bayerische Hypo- Und Vereinsbank      _____%    $50,000,000.00
AG, NY Branch
The Sumitomo Bank, Limited            _____%    $40,000,000.00
BHF (USA) Capital Corporation         _____%    $35,000,000.00
The Bank of New York                  _____%    $25,000,000.00
The Sanwa Bank, Limited               _____%    $25,000,000.00
The Tokai Bank, Limited - New York    _____%    $25,000,000.00
Branch
RZB Finance LLC                       _____%    $25,000,000.00
Banca Nazionale Del Lavoro, S.p.A.,   _____%    $25,000,000.00
New York Branch
CIBC, Inc.                            _____%    $25,000,000.00
Oak Brook Bank                        _____%    $10,000,000.00
Bank Hapoalim                         _____%    $10,000,000.00

REVOLVING COMMITMENT                  100.00%   $950,000,000.00




                                                        EXHIBIT B

                           [RESERVED]




                           B-1




                                                        EXHIBIT C

                           [RESERVED]




                             C-1


                                                        EXHIBIT D

                           [RESERVED]





                              D-1


                                                        EXHIBIT E

                    [FORM OF BID LOAN TENDER]


                         BID LOAN TENDER

U.S. BANK NATIONAL ASSOCIATION
[address]
[city, state  zip]
Attn:_______________

Re:  Tender for Bid Loans to IBP, inc. (the "Company")

     In response to your invitation on behalf of the Company dated _______________ to tender an offer or offers to make Bid
Loans  to  the  Company, we hereby make the  following  Bid  Loan
Tender on the following terms:

     1.  Tendering Bank:________________________________________

     2.  Type of Bid Loan:______________________________________

     3.  Borrowing Date:________________________________________

     4. Maximum aggregate principal amount of Bid Loans offered hereby:

          $

     5.   Subject  to item 4 hereof, we hereby offer to make  Bid
          Loans in the following principal amounts and at the following interest rates:

                                            Absolute Rate or
     Maturity Date(s)   Principal Amount    Money Market Margin**

                      $




                                  E-1




     We understand and agree that the offer(s) set forth above, subject to the satisfaction of certain conditions, irrevocably obligates us to make the Bid Loans for which any offer is accepted, and that the principal amount of such Bid Loans will be due on the Borrowing Date set forth above.

     We hereby agree to disburse the principal amount of such Bid Loan(s) set forth herein if accepted in whole or part, in accordance with the provisions of Section 4.7 of the Nine-Month Credit Agreement dated as of December 20, 2000 among the Company and the Banks named therein, Bank of America, N.A., as Syndication Agent and U.S. Bank National Association (the "Administrative Agent") (the "Agreement").

     Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Agreement.

                                     Very truly yours,

                                     [Name of Bank]


Dated:_____________________          By:_________________________
                                          Authorized Signature



* Aggregate principal amount bid may not exceed aggregate principal amount requested. Bids must be for $5,000,000 or an integral multiple of $1,000,000 in excess thereof.

** Indicate whether Money Market Margin is to be above or below the LIBO Rate* to be applicable to Money Market Loans.

_________________________

* As defined in the Agreement, "LIBO Rate" shall mean for any Interest Period with respect to any LIBOR Loan:

          (a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Eurodollar Business Days prior to the first day of such Interest Period, or

          (b)  if the rate referenced in the preceding subsection
     (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum equal to the rate reasonably determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest


                         E-2


     Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two
     Eurodollar Business Days prior to the first day of such Interest Period, or

          (c) if the rates referenced in the preceding subsections (a) and (b) are not available, the rate per annum reasonably determined by the Administrative Agent as the rate of interest (rounded upward to the next 1/100th of 1%) at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the LIBOR Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch to major banks in the offshore Dollar market at their request at approximately 11:00 a.m. (London time) two Eurodollar Business Days prior to the first day of such Interest Period.



                            E-3


                                                        EXHIBIT F

            [FORM OF BID LOAN TENDER REQUEST NOTICE]


                 BID LOAN TENDER REQUEST NOTICE

                                                           [Date]

To:  U.S. Bank National Association (the "Administrative Agent")

From:     IBP, inc. (the "Company")

Re:  Nine-Month  Credit Agreement dated as of December  20,  2000 among the Company and the Banks named therein, Bank of America, N.A., as Syndication Agent and the Administrative
     Agent (the "Agreement")

     We hereby give notice pursuant to Section 4.2 of the Agreement that we propose a Bid Loan Borrowing as follows:

     Type of Bid Loan: ____________________________________
     Borrowing Date: ______________________________________
     Maximum aggregate borrowing:  $________________________

     Maturity Date(s)              Principal Amount*

                                    $

     Interest Payment Date(s) other than the maturity of the  Bid
Loans(s):

     ____________________________________________________________

     We confirm that at the date hereof the applicable conditions precedent set forth in Sections 9 and 10 of the Agreement relating to, or to be satisfied by, the Company are satisfied as of the data hereof.

     Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Agreement.

                                   IBP, inc.

                                   By:___________________________
                                        Authorized Signature

* Aggregate principal amount of the requested Bid Loans may not be less than $10,000,000 or an integral multiple of $1,000,000 in excess thereof.


                                      F-1



                                                        EXHIBIT G

                           [RESERVED]



                                 G-1



                                                        EXHIBIT H

          [FORM OF INVITATION TO TENDER FOR BID LOANS]

                 U.S. BANK NATIONAL ASSOCIATION
                            [address]
                        [city, state zip]



To:  [Name of Addressee Bank]

Re:   Invitation  to  Tender for Bid Loans  to  IBP,  inc.   (the
"Company")

     Pursuant to Section 4.3 of the Nine-Month Credit Agreement dated as of December 20, 2000 among the Company, the Banks named therein, Bank of America, N.A., as Syndication Agent and U.S.
Bank National Association (the "Administrative Agent") (the "Agreement"), we are pleased to invite you on behalf of the Company to tender for some or all of the Bid Loans to the Company upon the following terms:

          Type of Bid Loan: __________________________
          Borrowing Date: ___________________________
          Maximum aggregate borrowing:  $_____________

Maturity Date(s)                            Principal Amount*

                                            $



Interest  Payment  Date(s) other than the  maturity  of  the  Bid
Loans(s):

_________________________________________________________________

     All bids made in response to this invitation must comply with the provisions of Section 4.4 of the Agreement and be submitted to the Administrative Agent in writing by telecopier or telex so as to be received by the Administrative Agent, Attention:________________, no later than 8:45 a.m. (Minneapolis time) on (i) the third Eurodollar Business Day prior to the proposed Borrowing Date in the case of Money Market Loans and
(ii) on the proposed Borrowing Date in the case of Absolute Rate Loans, as follows:

     Telecopier__________________
     Telex No.___________________
     (Answerback:_________________)



                                     H-1



     If you have any questions regarding the above, please contact:





     Unless otherwise defined herein, capitalized terms used herein, have the meanings assigned to them in the Agreement.

                                Very truly yours,

                                U.S. BANK NATIONAL ASSOCIATION
                                as Administrative Agent


Dated:______________________    By:__________________________
                                Title:_______________________


_______________________

     * Aggregate principal amount bid may not exceed principal amount requested. Bids must be made for $5,000,000 or an integral multiple of $1,000,000 in excess thereof.


                                        H-2





                                                        EXHIBIT I

                   [FORM OF OPINION OF GENERAL
                     COUNSEL OF THE COMPANY]


                                              December ____, 2000


To each of the Banks parties to the
Credit Agreement hereinafter referred to and to U.S. Bank National Association, as Administrative Agent

Gentlemen and Mesdames:

     I   am   the  General  Counsel  of  IBP,  inc.,  a  Delaware
corporation (the "Company"), and I, or attorneys under my supervision, have acted as counsel to the Company with respect to
(i) the negotiation, execution and delivery of that certain Nine-Month Credit Agreement dated as of December 20, 2000 among the Company and you (the "Agreement") and (ii) the transactions contemplated thereby. This opinion is being furnished to you at the direction of the Company pursuant to Section 9 of the Agreement. Unless otherwise defined herein, terms used herein shall have the meanings ascribed to them in the Agreement.

     I, or attorneys under my supervision, have made such inquiry of such officers and attorneys of the Company and its Affiliates and examined such records, documents, instruments and certificates of public officials and of the Company and its Affiliates and considered such questions of law as I, or attorneys under my supervision, have deemed necessary for the purpose of rendering the opinions set forth herein. I have assumed the genuineness of all signatures (other than those of the Company) and the authenticity of all items submitted to me as originals and the conformity with originals of all items submitted to me as copies. In making my examination of documents executed by entities other than the Company, I have assumed that each such other entity had the power to enter into and perform all of its obligations thereunder and also have assumed the due authorization by it of all requisite action and the execution and delivery of such documents by each such entity and the legality, validity, binding effect on and enforceability against all such other entities of such documents.

     Based upon and subject to the foregoing, I am of the opinion that:

     1. The Company and each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, has all requisite power and authority to own its property and to carry on its business as now conducted, and is in good standing and authorized to do business in each jurisdiction in which the character of the Property owned and leased by it therein or the transaction of its business makes such qualification necessary, except for such jurisdictions where the failure to be in such standing and so authorized will not materially and adversely affect the financial condition, business or operations of the Company and its Consolidated Subsidiaries, taken as a whole.



                                 I-1


     2. The Company has full power and authority to enter into, execute, deliver and carry out the terms of the Agreement, to make the borrowings contemplated thereby, to execute, deliver and carry out the terms of the Credit Documents and to incur the obligations provided for therein, and the execution, delivery and performance of the Agreement and the Credit Documents have been duly authorized by all necessary corporate action (including, without limitation, any stockholder action). No consent or approval of, or exemption by any Governmental Body is required to authorize, or is required in connection with, the execution and delivery of and performance by the Company of its obligations under the Agreement or the Credit Documents or is required as a condition to the validity or enforceability of the Agreement or the Credit Documents (except for such consents, approvals or exemptions, if any, which may be required to be obtained subsequent to the Effective Date as permitted by the Agreement).

     3. There are no actions, suits or arbitration proceedings (whether or not purportedly on behalf of the Company or any Subsidiary) pending or to the best of my knowledge threatened against the Company or any Subsidiary, or maintained by the
Company  or  any  Subsidiary, in law  or  in  equity  before  any
Governmental Body which individually or in the aggregate are likely (to the extent not covered by insurance) to result in a material adverse change in the consolidated financial condition of the Company and its Consolidated Subsidiaries, except as set forth in the Company's annual report on Form 10K for the fiscal year ended December 25, 1999 or its quarterly reports on Form 10-Q for the thirty-nine weeks ended September 23, 2000, respectively, filed with the Securities and Exchange Commission, and, except as disclosed in writing to the Banks prior to the Effective Date. There are no proceedings pending or, to the best of my knowledge, after due inquiry, threatened against the Company or any Subsidiary which call into question the validity or enforceability of the Agreement or the Credit Documents or any document delivered in connection therewith, or any action to be taken in connection with the transactions contemplated thereby.

     4. No provision of (i) the articles of incorporation, bylaws, or any shareholder agreement of the Company or any Subsidiary, (ii) any existing mortgage or indenture or loan or credit agreement, subject to the Company's compliance with any applicable covenants pertaining to its incurrence of unsecured indebtedness, (iii) any other contract known to me after due inquiry which is, individually or in the aggregate, material to the consolidated financial condition, business or operations of the Company and its Consolidated Subsidiaries, (iv) any material statute (including, without limitation, any applicable usury or similar law), rule or regulation, and (v) any material judgment, or decree or order known to me after due inquiry binding on the Company or any Subsidiary or affecting the Property of the
Company or any Subsidiary; conflicts with, or would in any way prevent the execution, delivery or carrying out by the Company of the terms of the Agreement or the Credit Documents, and the taking of any such action will not constitute a default under (subject as aforesaid), or result in the creation or imposition of, or obligation to create any Lien upon the Property of the Company or any Subsidiary pursuant to the terms of any such mortgage, indenture or loan or credit agreement or other contract (other than any right to set-off or banker's lien or attachment that any Bank or other holder of a Credit Document may have under applicable law). No provision of any existing mortgage or indenture or loan or credit agreement conflict with, or would in any way prevent, the making of the initial Credit Extension on the date hereof.

     5.   The Company has no preferred stock.



                                     I-2


     6.   The Company has no Plan except as set forth on Schedule
3 to the Agreement.

     7.   The Company is not an "investment company" or a company
"controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

     8. The Company is not a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     9. The Agreement and the Credit Documents, when executed and delivered for value, constitute valid and binding obligations of the Company which are enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency, moratorium, reorganization, fraudulent transfer or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether considered in a proceeding at law or in equity).

     I am a member of the Minnesota Bar and, except as set forth below, for purposes of this opinion do not hold myself out as an expert on, nor do I express any opinion as to, the laws of any jurisdiction other than the laws of the State of Minnesota, the Federal laws of the United States and the General Corporation Law of the State of Delaware. In that regard, we note that the Credit Documents provide that they are governed by the laws of the State of Illinois. For purposes of the opinions expressed herein, I have assumed that the laws of the State of Illinois are substantially the same as the laws of the State of Minnesota in all relevant respects.

     This opinion is solely for your benefit and may not be relied on by, nor may copies be delivered to, any other Person without my prior written consent.

                                   Very truly yours,





                            I-3



                                                        EXHIBIT J

                FORM OF SUBORDINATION PROVISIONS

     Subordination. (a) The Indebtedness ("Subordinated Debt") evidenced by this instrument is subordinate and junior in right of payment to all Senior Debt (as defined in subdivision (b)) of the Company to the extent provided herein:

     (b) For all purposes of these subordination provisions the term "Senior Debt" shall mean all principal of, premium, if any, and interest (including without limitation any interest accruing after the commencement of any bankruptcy or insolvency proceedings regardless of whether such interest is allowed as a claim in such proceedings ("Post-Petition Interest")) on and fees, reimbursements, indemnities and all other sums payable in respect of (i) credit extensions made pursuant to the Nine-Month Credit Agreement, dated as of December 20, 2000, by and among the Company, the banks signatories thereto, Bank of America, N.A., as Syndication Agent, and U.S. Bank National Association, as Administrative Agent, and (ii) all other indebtedness of the Company for borrowed money and the instrument evidencing the same or under which the same is outstanding unless, under such instrument, it is expressly provided that such indebtedness is junior and subordinate to other indebtedness and obligations of the Company. The Senior Debt shall continue to be Senior Debt and entitled to the benefits of these subordination provisions irrespective of any amendment, modification or waiver of any term of the Senior Debt or extension or renewal of the Senior Debt.

     (c) Upon the happening of an event of default with respect to payment of principal of or interest on any Senior Debt or in the payment of other amounts due under or in connection with such Senior Debt (a "Payment Default") or any other event of default (a "Nonpayment Default"), as defined in such Senior Debt, or in the instrument under which the same is outstanding, which occurs at the maturity thereof or which permits the holders thereof to accelerate the maturity thereof, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property or securities or by set-off or otherwise) shall be made or agreed to be made on account of the principal of, or premium, if any, or interest on any Subordinated Debt, or as a sinking fund for the Subordinated Debt, or in respect of any redemption, retirement, purchase or other acquisition of any of the Subordinated Debt.

          Notwithstanding the foregoing, the Company may resume payments on the Subordinated Debt which the Company shall have become obligated to make (other than upon the exercise by the Company of any option to prepay, redeem or retire Subordinated
Debt), upon the earlier of:

          (i) the cure of the event of default or the effective waiver of the event of default by the requisite holders of Senior Debt, or

          (ii) if the event of default is a Nonpayment Default, the passage of 120 days after the occurrence of such event of default (notwithstanding the occurrence of other Nonpayment Defaults within such 120 day period), provided such event of default (or any subsequent Nonpayment Default) is


                                   J-1


               not then the subject of pending judicial proceedings and no Senior Debt shall have been declared to be immediately due and payable on account of such event of default or other Nonpayment Default within such 120 day period.

          If payments on the Subordinated Debt are permitted to be resumed pursuant to clause (ii), such payments shall not again be suspended pursuant to this subdivision (c) by reason of an event of default with respect to any Senior Debt other than a Payment Default until the passage of 120 days after payments on the Subordinated Debt are permitted to be resumed pursuant to clause (ii).

     (d)  In the event of:

          (i) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Company, its creditors as such or its property,

          (ii) any proceeding for the liquidation, dissolution or other winding-up of the Company, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings,

          (iii) any assignment by the Company for the benefit of creditors, or

          (iv) any   other  marshalling  of  the  assets  of  the
               Company,

          all Senior Debt (including any Post-Petition Interest) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to any holder of any Subordinated Debt on account of any Subordinated Debt. Any payment or distribution, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to Subordinated Debt, to the payment of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of this Subordinated Debt shall be paid or delivered directly to the holders of Senior Debt in accordance with the priorities then existing among such holders until all Senior Debt (including any Post-Petition Interest) shall have been paid in full.

     (e)   In  the  event  that any Subordinated  Debt  shall  be
declared or become due and payable as the result of the occurrence of any one or more defaults in respect thereof, under circumstances when the terms of subdivision (d) are not applicable, the Company shall promptly notify the holders of Senior Debt that such Subordinated Debt has been so declared or so become due and payable. The Company shall not make any payment of any amount of Subordinated Debt which would not have become due and payable if such Subordinated Debt had not been declared or become due and payable as the result of the occurrence of one or more defaults in respect thereof unless both
(i) 10 days shall have elapsed after the giving of such notice and (ii) such payment shall be permitted by subdivision (c) above.


                                J-2



     (f) If any payment or distribution, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to Subordinated Debt, to the payment of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), shall be received by any holder of Subordinated Debt in contravention of any of the terms hereof and before all the Senior Debt shall have been paid in full, such payment or distribution shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Debt at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all such Senior Debt in full.

     (g) No present or future holder of any Senior Debt shall be prejudiced in the right to enforce subordination of Subordinated Debt by any act or failure to act on the part of the Company. Nothing contained herein shall impair, as between the Company and the holder of this Subordinated Debt, the obligation of the Company to pay to the holder hereof the principal hereof, premium, if any, and interest hereon as and when the same shall become due and payable in accordance with the terms hereof, or prevent the holder of any Subordinated Debt from exercising all rights, powers and remedies otherwise permitted by applicable law or hereunder upon a default or event of default hereunder, all subject to the rights of the holders of the Senior Debt to receive cash, securities or other property otherwise payable or deliverable to the holders of Subordinated Debt.

     (h) Upon the payment in full of all Senior Debt, the holders of Subordinated Debt shall be subrogated to all rights of any holders' of Senior Debt to receive any further payments or distributions applicable to the Senior Debt until the Subordinated Debt shall have been paid in full, and such payments or distributions received by the holders of the Subordinated Debt by reason of such subrogation, of cash, securities or other property which otherwise would be paid or distributed to the holders of Senior Debt, shall, as between the Company and its creditors other than the holders of Senior Debt, on the one hand, and the holders of Subordinated Debt, on the other hand, be deemed to be a payment by the Company on account of Senior Debt and not on account of Subordinated Debt.

     (i) The holder of Subordinated Debt will take such action (including, without limitation, the delivery of this instrument to any agent for the holders of Senior Debt or consent to the filing of a financing statement with respect thereto) as may, in the opinion of counsel designated by the holders of a majority in principal amount of the Senior Debt at the time outstanding, be necessary or appropriate to assure the effectiveness of the subordination effected by these provisions.



                                 J-3




                                                        EXHIBIT K

                   [FORM OF BORROWING REQUEST]


                                                           [DATE]

To:  U.S. Bank National Association
     [address]
     [city, state  zip]
     Attn:_______________________
     Tel.  No.:_______________________
     Telex No.:_______________________
     (Answerback:_____________________)
     Telecopier:______________________

               RE:  BORROWING REQUEST

Gentlemen:

     Pursuant to Section 2.2 of that certain Nine-Month Credit Agreement, dated as of December 20, 2000 (the "Agreement"), among IBP, inc., a Delaware corporation (the "Company"), the banks which are from time to time party thereto (the "Banks"), Bank of America, N.A., as Syndication Agent for the Banks and U.S. Bank National Association, as administrative agent (the "Administrative Agent") for the Banks, notice is hereby given that on __________, 20__, the Company desires to (as indicated):

     A.   Initial Funding Selection

          (1)   Borrow  $__________ of __________ (Base  Rate  or
LIBOR) Committed Loans, as follows:

                                          Requested Initial
                                          Interest Period (for
     Dollar Amount                        LIBOR loans)


     $____________                        ___________ days

                                    Maturing on _____________, 20__

     B.   Conversion Selection

          (1)   Convert  $___________ of existing (Base  Rate  or
LIBOR)  Committed  Loans, the final day of the  current  Interest
Period   (if  applicable)  of  which  is  __________,  20__,   to
_____________ (Base Rate or LIBOR) Loans, as follows:

                                          Requested Initial
     Dollar Amount                        Interest Period
                                          (for LIBOR loans)


                                K-1



     $______________                       ___________ days

                                    Maturing on _____________, 20__

     C.   Refunding Selection

          (1)   Refund  $_____________ of  existing  ____________
(LIBOR)  Committed Loans, the final day of the  current  Interest
Period of which is ____________, 20__, as follows:

                                          Requested
     Dollar Amount                        Interest Period

     $______________                      ___________ days

                                    Maturing on _____________, 20__

     In the case of any Committed Loan pursuant to subparagraph A above, please make available to the Company the proceeds of such Committed Loan by transfer of immediately available funds to the account of the Company at ___________ _____________ (name of Bank), Account No. _______________.

     Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Agreement.

                                   IBP, inc.,
                                   a Delaware corporation


                                   By:
                                   Name:
                                   Title:



                                   K-2


                                                        EXHIBIT L

                  [FORM OF COMMITTED LOAN NOTE]


                       COMMITTED LOAN NOTE

$________________                               December 20, 2000


     FOR VALUE RECEIVED, the undersigned IBP, inc., a Delaware corporation, (the "Company"), HEREBY PROMISES TO PAY to the order of _____________________ ("Bank"), the principal amount of each Committed Loan made by the Bank to the Company under the Agreement referred to below in accordance with the provisions of such Agreement, provided that on or before the Maturity Date the Company shall pay in full the unpaid principal amount of all Committed Loans made by the Bank to the Company under the Agreement referred to below.

     The Company also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid at the rates and at the times which shall be determined in accordance with the provisions of the Nine-Month Credit Agreement (the "Agreement") dated as of December 20, 2000, among the Company, the banks which are from time to time parties thereto, Bank of America, N.A., as Syndication Agent for such banks and U.S. Bank National Association, as Administrative Agent for such banks (together with any successor Administrative Agent appointed thereunder, the "Administrative Agent").

     Both the principal hereof and the interest hereon are payable in lawful money of the United States of America at U.S. Bank National Association, [address, city, state zip], (or at such other office of the Administrative Agent as may be designated from time to time by the Administrative Agent), for the account of the Bank, in immediately available funds.

     The type, amounts and dates of all Committed Loans and the amounts and dates of all payments thereon shall be endorsed by the Bank or any subsequent holder of this Committed Loan Note on the grid attached hereto; provided, however, that failure to make any such entry shall in no way limit or otherwise affect the Company's obligations hereunder.

     In the event an action is commenced to enforce payment of this Committed Loan Note, the Company agrees to pay all costs of collection and enforcement of this Committed Loan Note, including, without limitation, reasonable attorneys' fees and the reasonable allocable cost of inside counsel.

     This Committed Loan Note is one of the "Committed Loan Notes" referred to in, and is subject to the terms and provisions of, the Agreement which, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and for prepayment from time to time, of amounts outstanding under this Committed Loan Note upon certain stated terms and conditions.



                               L-1


     Unless otherwise defined herein, capitalized terms used herein are used with the defined meanings given in the Agreement.

     This Committed Loan Note shall be governed by and construed in accordance with the internal laws of the State of Illinois, without regard to principles of conflict of laws.

                                   IBP, inc.
                                   a Delaware corporation


                                   By:_________________________

                                   Name:_______________________

                                   Title:______________________




                                      L-2


     COMMITTED LOANS AND PAYMENTS OF PRINCIPAL AND INTEREST

                                   Interest Amount of                     Note
      Type of  Amount of  Rate of   Period  Principle  Interest  Date of  Made
Date   Loans      Loan    Interest (if any)  Repaid      Paid   Repayment  By

















                                   L-3




                                                        EXHIBIT M

                   [FORM OF NOTICE OF DRAWING]


                        NOTICE OF DRAWING

                                           Dated ________________


TO:        U.S.  BANK  NATIONAL ASSOCIATION (the  "Administrative
Agent")

FROM:     IBP, inc. (the "Company")

RE: Nine-Month Credit Agreement (the "Agreement") dated as of December 20, 2000 among the Company and the Banks named therein, Bank of America, N.A., as Syndication
          Agent and the Administrative Agent

     We  hereby  give you notice pursuant to Section 3.2  of  the

Agreement of the Company's request that the Administrative Agent create Acceptances on _______________ (the "Drawing Date") by accepting and discounting in accordance with Section 3.3 of the Agreement our Drafts in the aggregate face amount of $____________ payable ______ days after the Drawing Date.

     The Drafts to be accepted by the Administrative Agent shall be duly completed by the Administrative Agent in accordance with the information provided in this Notice of Drawing and otherwise in accordance with the provisions of Section 3.3 of the
Agreement:

     We hereby certify to you and each Bank as follows:

     1. No other financing for the transaction underlying the Drafts is outstanding, the goods which are the subject of the transaction underlying the Drafts are free of any lien and are not being used as collateral for any other form of financing, and the transaction will produce payments to us exceeding the face amount of all drafts (including the Drafts which are the subject to this certificate) accepted by you arising out of said transaction.

     2.        The  transaction which gives  rise
               to     the     Draft    is     the
               importation/exportation/domestic
               shipment                        of
               _____________________________ from
                    (name of commodity)
               _______________to________________,
            (point of shipment)(place of destination)
               pursuant to  an existing contract;

               the  Drafts  were secured  at  the
               time  of acceptance by independent
               warehouse,  terminal,   or   other
               similar    receipt       conveying
               security         title          to
               __________________________________
               (name of readily marketable staple)



                           M-1

               stored in ________________________.
                          (country where stored)



     3. The transaction underlying the Draft has a remaining term of 90 days or less, and will be concluded no later than, and at approximately the same time as, the maturity date of the Draft.

     4. The acceptance requested complies with the applicable regulations of the Board of Governors of the Federal Reserve System of the United States governing bankers acceptances and shall be eligible under such regulations for rediscount by a Federal Reserve Bank.

     Proceeds of the Administrative Agent's discount of each Draft should be deposited in our account #_______________________ maintained with the Administrative Agent after deducting the Acceptance Commission and Discount Charge payable to you on account of the acceptance and discount of the Drafts in accordance with the provisions of the Agreement.

     We confirm that on the date hereof the applicable conditions precedent set forth in Sections 9 and 10 of the Agreement relating to, or to be satisfied by, the Company are satisfied as of the date hereof.

     Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Agreement.

                                   IBP, inc.


                                   By_____________________________
                                       Authorized Signature



                                 M-2


                                                        EXHIBIT N

                         [FORM OF DRAFT]


                         CUSTOMER DRAFT

                                           No.  _________________
                                           Date _________________
                                         Location:  [city, state]

                                          $______________________



     On __________________________ pay to the order of

     U.S. BANK NATIONAL ASSOCIATION

__________________________________________________________Dollars

     Value Received and Charge to Account of

     To:  U.S. Bank National Association
          [city, state]

                                   IBP, inc.


                                   By____________________________
                                        Authorized Signature



                                   N-1



                                                        EXHIBIT O

            [FORM OF NOTICE OF CREATION OF ACCEPTANCE
             AND GRANT OF ACCEPTANCE PARTICIPATIONS]


TO: The Banks named in the Nine-Month Credit Agreement dated as of December 20, 2000 (the "Agreement") among IBP, inc. (the "Company"), Bank of America, N.A., as Syndication Agent and U.S. Bank National Association (the "Administrative Agent")

RE: Notice of Creation of one or more Acceptances and Grant of Acceptance Participations

     In accordance with Section 3.6(a) of the Agreement, we hereby notify you that:

     (a)   pursuant to, and in accordance with the provisions of,
Section 3.3 of the Agreement, on _______________ (the "Drawing Date"), we created one or more Acceptances in the aggregate face amount of $____________ for the account of the Company maturing on ______________;

     (b) On the Drawing Date, pursuant to, and in accordance with, the provisions of Section 3.6 of the Agreement we granted to each of you, and each of you accepted from us, an Acceptance Participation in your respective Pro Rata Share in the Administrative Agent's obligations in respect of said Acceptances and, when said Acceptances are paid in full, in the Acceptance Commission of $_____________;

     (c) the aggregate amount of the respective participations of each Bank in the foregoing are as follows:

                      Aggregate Amount of   Aggregate Amount of
                      Risk Participation     Participation in
   Name of Bank         in Acceptances     Acceptance Commission




                                    O-1





     Attached hereto is a true and complete copy of the Notice of Drawing delivered by the Company relating to the above-referenced
Acceptance.

     Unless  otherwise  defined herein,  capitalized  terms  used
herein   have  the  meanings  assigned  to  them  in  the  Credit
Agreement.

Dated:_____________________    U.S. BANK NATIONAL ASSOCIATION
                               Administrative Agent


                               By_______________________________
                                      Authorized Signature



                               O-2



                                                        EXHIBIT P

                     [FORM OF BID LOAN NOTE]

                          BID LOAN NOTE

$_________________                              December 20, 2000

     FOR VALUE RECEIVED, the undersigned IBP, inc., a Delaware corporation (the "Company"), HEREBY PROMISES TO PAY to the order of _________________("Bank"), the principal amount of each Bid Loan made by the Bank to the Company under the Agreement referred to below in accordance with the provisions of such Agreement.

     The Company also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid at the rates and at the times which shall be determined in accordance with the provisions of the Nine-Month Credit Agreement (the "Agreement") dated as of December 20, 2000, among the Company, the banks which are from time to time parties thereto, Bank of America, N.A., as Syndication Agent for such banks and U.S. Bank National Association, as Administrative Agent for such banks (together the "Administrative Agent").

     Both the principal of and the interest on Bid Loans are payable in lawful money of the United States of America at U.S. Bank National Association, [address, city, state zip], (or at such other office of the Administrative Agent as may be designated from time to time by the Administrative Agent), for the account of the Bank, in immediately available funds.

     Both the principal of and the interest on Bid Loans are payable in lawful money of the United States of America at the office of the Bank as from time to time specified pursuant to the Agreement, in immediately available funds.

     The type, amounts and dates of all Bid Loans and the amounts and dates of all payments thereon shall be endorsed by the Bank or any subsequent holder of this Bid Loan Note on the grid attached hereto; provided, however, that failure to make any such entry shall in no way limit or otherwise affect the Company's obligations hereunder.

     In the event an action is commenced to enforce payment of this Bid Loan Note, the Company agrees to pay all costs of collection and enforcement of this Bid Loan Note, including, without limitation, reasonable attorneys' fees and the reasonable allocable cost of inside counsel.

     This Bid Loan Note is one of the "Bid Loan Notes" referred to in, and is subject to the terms and provisions of, the Agreement which, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and for prepayment, from time to time, of amounts outstanding under this Bid Loan Note upon certain stated terms and conditions.

     Unless otherwise defined herein, capitalized terms used herein are used with the defined meanings given in the Agreement.



                            P-1


     This Bid Loan Note shall be governed by and construed in accordance with the internal laws of the State of Illinois, without regard to principles of conflict laws.

                                   IBP, inc.
                                   a Delaware corporation


                                   By:__________________________

                                   Name:________________________

                                   Title:_______________________




                            P-2



                     BID LOANS AND PAYMENTS
                    OF PRINCIPAL AND INTEREST


                                   Interest Amount of                     Note
      Type of  Amount of  Rate of   Period  Principle  Interest  Date of  Made
Date   Loans      Loan    Interest (if any)  Repaid      Paid   Repayment  By













                               P-3







                                             EXHIBIT Q

                     IBP, inc. Subsidiaries

IBP, inc.

State of Incorporation:  Delaware
Purpose:   To produce fresh beef and pork, and supplies  prepared
meats   and  other  consumer-ready  foods  for  the  retail   and
foodservice industries.

                      DOMESTIC CORPORATIONS

The Bruss Company

State of Incorporation:  Illinois
Purpose: Producer of high quality, portion-controlled steaks and chops for the foodservice industry worldwide.

Columbus Ground Beef, Inc.

State of Incorporation: Delaware
Purpose: Produce ground beef in patty in bulk form.

Foodbrands America, Inc.

State of Incorporation: Delaware
Purpose: Producer of processed foods for foodservice wholesalers and retailers.

IBP Branded Foods, Inc.

State of Incorporation: Delaware
Purpose:  Food Production

IBP Foods, Inc.

State of Incorporation: Delaware
Purpose:  To  produce fresh beef and pork, and supplies  prepared
meats   and  other  consumer-ready  foods  for  the  retail   and
foodservice industries.

IBP Foodservice, L.L.C.

State of Incorporation: Delaware (LLC)
Purpose:  Holding  company for the shares of Foodbrands  America,

Inc. stock.
IBP Foundation, Inc.

State of Incorporation: Nebraska
Purpose: Charitable.

IBP Hog Markets, Inc.

State of Incorporation: Delaware
Purpose: Hog buying operation in Midwest

IBP Hudson Enterprises, LLC

State of Incorporation:  Delaware
Purpose: Joint venture in Russia for meat processing.

IBP International, Inc.

State of Incorporation: Delaware
Purpose:   To   function  as  a   Domestic  International   Sales
Corporation (DISC) under IRS Section 992(b).  Qualified as an IRS
DISC on February 1, 1973.

IBP International, Inc. Asia

State of Incorporation: Delaware
Purpose: To serve as a Domestic International Sales Corporation in Asia

IBP International, Inc. Europe

State of Incorporation: Delaware
Purpose: To serve as a Domestic International Sales Corporation in Europe

Booth Creek, Inc.

State of Incorporation: Delaware
Purpose:  Management corporation.

IBP Redevelopment Corporation

State of Incorporation: Missouri
Purpose:   To   acquire,  construct,  maintain  and   operate   a
redevelopment project or redevelopment projects in accordance with the provisions of this law.

IBP of Wisconsin, Inc.

State of Incorporation: Delaware
Purpose: To function as a packer buyer, (hog buying) in the State of Wisconsin.

IBP Service Center Corp.

State of Incorporation: Delaware
Purpose: IBP Service Center corp. is a sales representative soliciting offers from customers to buy meat products and forwarding them to manufacturer for acceptance or rejection.

ID Casing, LLC

State of Incorporation: Delaware (LLC)
Purpose: Joint Venture in China for the production of natural casings.

Madison Foods, Inc.

State of Incorporation: Delaware
Purpose: Owns the processing facility in Norfolk, Nebraska.

PBX, inc.

State of Incorporation: Delaware
Purpose: PBX, inc. is in the business of for-hire motor carrier transportation of supplies, raw materials, and finished products of IBP, inc. beef and pork plants. It also has a common contract carrier authority.

Rural Energy Systems, Inc.

State of Incorporation: Delaware
Purpose: To function as a Intra-Sate Carrier, to own pipeline to plants in Finney County, Kansas and Amarillo, Texas.

Supreme Processed Foods, Inc.

State of Incorporation: Delaware
Purpose:  Processor of finished pork products.

Texas Transfer, Inc.

State of Incorporation: Texas
Purpose:  To  obtain  and  use certain Texas  Railway  Commission
Transportation Authorizations.

                      FOREIGN CORPORATIONS

IBP Caribbean Inc.

State of Incorporation: Cayman Islands
Purpose: Offshore holding company.

IBP Finance Company of Canada

State of Incorporation: Nova Scotia
Purpose: Canadian corporation set up for tax purposes.

IBP Foreign Sales Corporation

State of Incorporation: Guam
Purpose:  To  qualify and operate as a foreign sales  corporation
("fsc") and IRS tax savings

Lakeside Farm Industries Ltd

State of Incorporation: Alberta Canada
Purpose: Processor of beef products.

Lakeside Feeders Ltd

State of Incorporation: Alberta Canada
Purpose: Cattle feeding operation.

Mainstream Holding Limited (Hong Kong Holding Co.)

State of Incorporation:  Hong Kong
Purpose:  To hold equity investments in the Joint Venture Company

Shanghai DCH Jinshan Company Ltd

State of Incorporation:  China
Purpose: To increase the quality of products, develop new products, gain a competitive position in domestic and international markets in terms of quality and price by using advanced and appropriate technology and scientific operation and management methods, to provide financial support, promote economic efficiency and obtain satisfactory profits for the parties.

Shandong Sand's Food and Development Co. Ltd.

State of Incorporation: Chinese
Purpose: The Joint Venture is to be able to ship equipment, IBP is to be able to ship IBP product (as defined in JV contract) and Sand is to be able to ship its products (Sand product) into China with no additional costs being charged by the Chinese government for the equipment, IBP product or Sand product being all import, all as more fully described in JV contract.